REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


  TO THE CONTRACT OWNERS OF
  HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWO AND THE
  BOARD OF DIRECTORS OF HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


We have audited the accompanying statements of assets and liabilities of each of the individual Sub-Accounts disclosed in Note 1, which comprise the Hartford Life Insurance Company Separate Account Two (the "Account") as of December 31, 2014, and the related statements of operations for the periods then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2014, by correspondence with the fund managers; when replies were not received from fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual Sub-Accounts disclosed in Note 1 constituting the Hartford Life Insurance Company Separate Account Two as of December 31, 2014, the results of their operations for the period then ended, the changes in their net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
Hartford, CT
April 20, 2015



--------------------------------------------------------------------------------
                                    SA-1

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                             AMERICAN
                                           CENTURY(R) VP     ALLIANCEBERNSTEIN
                                              CAPITAL        VPS INTERNATIONAL   INVESCO V.I. CORE   INVESCO V.I. HIGH
                                         APPRECIATION FUND    VALUE PORTFOLIO       EQUITY FUND         YIELD FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             268,281              17,725              83,484             349,373
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        3,262,523  $          345,637  $        2,172,262  $        2,438,345
                                        ==================  ==================  ==================  ==================
     Market value.....................  $        4,217,379  $          237,686  $        3,423,688  $        1,932,035
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...               2,655              45,921                 204                  79
   Other assets.......................                  --                  --                   1                   2
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           4,220,034             283,607           3,423,893           1,932,116
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............               2,665              45,921                 204                  79
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................               2,665              45,921                 204                  79
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        4,217,369  $          237,686  $        3,423,689  $        1,932,037
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           1,281,577              30,574           2,181,150           1,191,850
   Minimum unit fair value #*.........  $         3.155972  $         7.774031  $         1.316223  $         1.434463
   Maximum unit fair value #*.........  $        31.246588  $         7.774031  $         1.573665  $         1.898192
   Contract liability.................  $        4,212,437  $          237,686  $        3,357,562  $        1,917,777

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......               1,563                  --              42,021               8,850
   Minimum unit fair value #*.........  $         3.155470                  --  $         1.573665  $         1.587906
   Maximum unit fair value #*.........  $         3.155470                  --  $         1.573665  $         1.616216
   Contract liability.................  $            4,932                  --  $           66,127  $           14,260


                                                             ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN
                                        INVESCO V.I. MONEY    VPS GROWTH AND     VPS INTERMEDIATE     AMERICAN FUNDS
                                            MARKET FUND      INCOME PORTFOLIO     BOND PORTFOLIO        GROWTH FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................          18,978,584              61,421             253,358               3,479
                                        ==================  ==================  ==================  ==================
     Cost.............................  $       18,978,584  $        1,644,971  $        2,864,104  $          220,882
                                        ==================  ==================  ==================  ==================
     Market value.....................  $       18,978,584  $        1,824,815  $        2,852,812  $          277,793
   Due from Sponsor Company...........             145,155                  --                  --                  --
   Receivable from fund shares sold...                  --                  69                 504                  --
   Other assets.......................                   4                  --                   1                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................          19,123,743           1,824,884           2,853,317             277,793
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                  --                  69                 504                  --
   Payable for fund shares purchased..             145,155                  --                  --                  --
   Other liabilities..................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................             145,155                  69                 504                  --
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $       18,978,588  $        1,824,815  $        2,852,813  $          277,793
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           1,939,827             926,370             200,864              17,654
   Minimum unit fair value #*.........  $         9.613679  $         1.614391  $        12.311035  $        15.735065
   Maximum unit fair value #*.........  $         9.963556  $         2.016477  $        13.042600  $        15.735065
   Contract liability.................  $       18,967,537  $        1,781,914  $        2,587,074  $          277,793

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......               1,130              21,525              20,493                  --
   Minimum unit fair value #*.........  $         9.783208  $         1.993114  $        12.954331                  --
   Maximum unit fair value #*.........  $         9.783208  $         1.993114  $        13.042600                  --
   Contract liability.................  $           11,051  $           42,901  $          265,739                  --

                                         STERLING CAPITAL
                                           EQUITY INCOME     STERLING CAPITAL
                                             VARIABLE             SPECIAL
                                          INSURANCE FUND     OPPORTUNITIES VIF
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................           1,062,780              403,654
                                        ==================  ===================
     Cost.............................  $       12,099,770  $         5,906,240
                                        ==================  ===================
     Market value.....................  $       11,382,373  $         7,709,784
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...                 949                  300
   Other assets.......................                   1                   --
                                        ------------------  -------------------
   Total assets.......................          11,383,323            7,710,084
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............                 949                  300
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                  --                    2
                                        ------------------  -------------------
   Total liabilities..................                 949                  302
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $       11,382,374  $         7,709,782
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           6,629,035            2,711,982
   Minimum unit fair value #*.........  $         1.520016  $          2.606695
   Maximum unit fair value #*.........  $         1.763828  $         24.908276
   Contract liability.................  $       11,289,083  $         7,688,500

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......              53,422                7,318
   Minimum unit fair value #*.........  $         1.743341  $          2.908287
   Maximum unit fair value #*.........  $         1.763828  $          2.908287
   Contract liability.................  $           93,291  $            21,282

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-2

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-3

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                 COLUMBIA VARIABLE      WELLS FARGO
                                         STERLING CAPITAL                       PORTFOLIO -- SMALL     ADVANTAGE VT
                                           TOTAL RETURN       CALVERT VP SRI          COMPANY              OMEGA
                                             BOND VIF       BALANCED PORTFOLIO      GROWTH FUND         GROWTH FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             217,185             700,432             236,624             104,020
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        2,227,142  $        1,189,784  $        3,257,062  $        2,433,348
                                        ==================  ==================  ==================  ==================
     Market value.....................  $        2,139,272  $        1,436,586  $        4,032,080  $        2,867,379
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                  94                   2                 272                 120
   Other assets.......................                  23                   1                   2                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           2,139,389           1,436,589           4,032,354           2,867,499
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                  94                  12                 272                 120
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                  --                   1
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                  94                  12                 272                 121
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        2,139,295  $        1,436,577  $        4,032,082  $        2,867,378
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           1,531,463             304,843           2,367,378           1,845,117
   Minimum unit fair value #*.........  $         1.289833  $         4.402432  $         1.513123  $         1.240558
   Maximum unit fair value #*.........  $         1.439089  $        13.156054  $        20.910325  $        26.570766
   Contract liability.................  $        2,099,699  $        1,357,578  $        4,011,504  $        2,857,643

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......              27,514              17,944              11,852               6,430
   Minimum unit fair value #*.........  $         1.439089  $         4.402530  $         1.730705  $         1.377356
   Maximum unit fair value #*.........  $         1.439089  $         4.402530  $         1.771897  $         1.809019
   Contract liability.................  $           39,596  $           78,999  $           20,578  $            9,735


                                          FIDELITY(R) VIP                         FIDELITY(R) VIP
                                           ASSET MANAGER      FIDELITY(R) VIP       CONTRAFUND        FIDELITY(R) VIP
                                             PORTFOLIO       GROWTH PORTFOLIO        PORTFOLIO      OVERSEAS PORTFOLIO
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................              92,116             108,464             313,119              75,744
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        1,422,032  $        3,587,209  $        5,538,029  $        1,336,346
                                        ==================  ==================  ==================  ==================
     Market value.....................  $        1,579,796  $        6,885,304  $       11,698,141  $        1,416,407
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                  --               2,122               6,010                   1
   Other assets.......................                   1                  --                   3                   1
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           1,579,797           6,887,426          11,704,154           1,416,409
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                  12               2,135               6,024                  19
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                   2                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                  12               2,137               6,024                  19
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        1,579,785  $        6,885,289  $       11,698,130  $        1,416,390
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             536,202           1,983,516           2,084,970             629,339
   Minimum unit fair value #*.........  $         2.884931  $         3.405095  $         5.439543  $         2.173511
   Maximum unit fair value #*.........  $        17.530736  $        20.474630  $        24.656987  $        16.185412
   Contract liability.................  $        1,579,785  $        6,880,230  $       11,697,599  $        1,416,390

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......                  --               1,486                  98                  --
   Minimum unit fair value #*.........                  --  $         3.404441  $         5.418367                  --
   Maximum unit fair value #*.........                  --  $         3.404441  $         5.418367                  --
   Contract liability.................                  --  $            5,059  $              531                  --


                                          FIDELITY(R) VIP     FIDELITY(R) VIP
                                           FREEDOM 2020        FREEDOM 2030
                                             PORTFOLIO           PORTFOLIO
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................              37,881                6,266
                                        ==================  ===================
     Cost.............................  $          442,461  $            75,485
                                        ==================  ===================
     Market value.....................  $          481,088  $            81,147
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...                  --                    4
   Other assets.......................                  --                   --
                                        ------------------  -------------------
   Total assets.......................             481,088               81,151
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............                  --                    9
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                  --                   --
                                        ------------------  -------------------
   Total liabilities..................                  --                    9
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $          481,088  $            81,142
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......              22,533                3,396
   Minimum unit fair value #*.........  $        21.350658  $         23.890078
   Maximum unit fair value #*.........  $        21.350658  $         23.890078
   Contract liability.................  $          481,088  $            81,142

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......                  --                   --
   Minimum unit fair value #*.........                  --                   --
   Maximum unit fair value #*.........                  --                   --
   Contract liability.................                  --                   --

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-4

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-5

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                          FIDELITY(R) VIP     FIDELITY(R) VIP     FIDELITY(R) VIP     FIDELITY(R) VIP
                                           FREEDOM 2015        FREEDOM 2025       FREEDOM INCOME       FUNDSMANAGER
                                             PORTFOLIO           PORTFOLIO           PORTFOLIO         20% PORTFOLIO
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................              46,903              46,592                 729                 845
                                        ==================  ==================  ==================  ==================
     Cost.............................  $          501,786  $          593,617  $            7,900  $            9,021
                                        ==================  ==================  ==================  ==================
     Market value.....................  $          587,229  $          609,889  $            8,008  $            9,707
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                  --                  --                  --                  --
   Other assets.......................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................             587,229             609,889               8,008               9,707
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                  --                  --                   7                   2
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                  --                  --                   7                   2
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $          587,229  $          609,889  $            8,001  $            9,705
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......              29,894              26,666                 565                 708
   Minimum unit fair value #*.........  $        19.643671  $        22.871218  $        14.150294  $        13.712755
   Maximum unit fair value #*.........  $        19.643671  $        22.871218  $        14.150294  $        13.712755
   Contract liability.................  $          587,229  $          609,889  $            8,001  $            9,705

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......                  --                  --                  --                  --
   Minimum unit fair value #*.........                  --                  --                  --                  --
   Maximum unit fair value #*.........                  --                  --                  --                  --
   Contract liability.................                  --                  --                  --                  --

                                          FIDELITY(R) VIP     FIDELITY(R) VIP
                                           FUNDSMANAGER        FUNDSMANAGER       FRANKLIN INCOME    HARTFORD BALANCED
                                           70% PORTFOLIO       85% PORTFOLIO         VIP FUND            HLS FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT (1)       SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................               1,608               2,349             114,359          35,258,992
                                        ==================  ==================  ==================  ===================
     Cost.............................  $           16,897  $           29,430  $        1,774,495  $      634,155,483
                                        ==================  ==================  ==================  ===================
     Market value.....................  $           19,897  $           29,156  $        1,829,750  $      956,301,262
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                  --                  --              44,493             637,729
   Other assets.......................                  --                  --                  --                   6
                                        ------------------  ------------------  ------------------  -------------------
   Total assets.......................              19,897              29,156           1,874,243         956,938,997
                                        ------------------  ------------------  ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............                   5                   2              44,493             637,735
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  -------------------
   Total liabilities..................                   5                   2              44,493             637,735
                                        ------------------  ------------------  ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $           19,892  $           29,154  $        1,829,750  $      956,301,262
                                        ==================  ==================  ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......                 932               1,224             116,824         199,805,474
   Minimum unit fair value #*.........  $        21.331569  $        23.815401  $        15.662413  $         1.388882
   Maximum unit fair value #*.........  $        21.331569  $        23.815401  $        15.662413  $        20.076656
   Contract liability.................  $           19,892  $           29,154  $        1,829,750  $      921,741,329

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......                  --                  --                  --           5,309,292
   Minimum unit fair value #*.........                  --                  --                  --  $         1.541450
   Maximum unit fair value #*.........                  --                  --                  --  $        11.981843
   Contract liability.................                  --                  --                  --  $       34,559,933

                                          HARTFORD TOTAL     HARTFORD CAPITAL
                                            RETURN BOND        APPRECIATION
                                             HLS FUND            HLS FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................          31,878,148           26,842,000
                                        ==================  ===================
     Cost.............................  $      353,787,794  $       981,471,008
                                        ==================  ===================
     Market value.....................  $      370,280,329  $     1,467,086,817
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...             144,322              678,001
   Other assets.......................                  --                   --
                                        ------------------  -------------------
   Total assets.......................         370,424,651        1,467,764,818
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............             144,331              678,004
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                  56                    7
                                        ------------------  -------------------
   Total liabilities..................             144,387              678,011
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $      370,280,264  $     1,467,086,807
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......         125,656,199          169,092,643
   Minimum unit fair value #*.........  $         1.430251  $          1.961166
   Maximum unit fair value #*.........  $        16.593003  $         46.365865
   Contract liability.................  $      361,336,983  $     1,442,839,115

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......           3,115,955            2,202,110
   Minimum unit fair value #*.........  $         1.792081  $          2.169741
   Maximum unit fair value #*.........  $         9.264456  $         35.710713
   Contract liability.................  $        8,943,281  $        24,247,692

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(1)   Formerly Franklin Income Securities Fund. Change effective May 1, 2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-6

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-7

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                         HARTFORD DIVIDEND       HARTFORD                                HARTFORD
                                            AND GROWTH          HEALTHCARE        HARTFORD GLOBAL   DISCIPLINED EQUITY
                                             HLS FUND            HLS FUND         GROWTH HLS FUND        HLS FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT (2)       SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................          25,842,043           1,468,419           3,856,596           4,416,618
                                        ==================  ==================  ==================  ==================
     Cost.............................  $      460,128,116  $       22,066,508  $       67,424,760  $       57,154,082
                                        ==================  ==================  ==================  ==================
     Market value.....................  $      683,220,474  $       43,932,155  $       91,414,849  $       92,593,297
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...             198,269               7,611              23,988              12,176
   Other assets.......................                  36                  --                  --                   6
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................         683,418,779          43,939,766          91,438,837          92,605,479
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............             198,278               7,611              23,988              12,176
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                   4                   8                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................             198,278               7,615              23,996              12,176
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $      683,220,501  $       43,932,151  $       91,414,841  $       92,593,303
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......         167,791,248           8,575,574          39,238,076          40,928,752
   Minimum unit fair value #*.........  $         1.874344  $         4.304936  $         1.051719  $         1.443445
   Maximum unit fair value #*.........  $        21.821724  $        31.538933  $        21.807174  $        24.507393
   Contract liability.................  $      669,980,184  $       43,203,644  $       90,476,686  $       91,045,841

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......           2,780,853             142,340             456,690             741,363
   Minimum unit fair value #*.........  $         2.449050  $         4.804601  $         1.174116  $         1.611373
   Maximum unit fair value #*.........  $         6.597624  $         5.210490  $         2.836330  $         2.358892
   Contract liability.................  $       13,240,317  $          728,507  $          938,155  $        1,547,462

                                                                                     HARTFORD
                                          HARTFORD GROWTH        HARTFORD          INTERNATIONAL         HARTFORD
                                           OPPORTUNITIES        HIGH YIELD         OPPORTUNITIES       SMALL/MID CAP
                                             HLS FUND            HLS FUND            HLS FUND         EQUITY HLS FUND
                                          SUB-ACCOUNT (3)       SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................           3,295,066           9,284,434          15,328,194           2,208,954
                                        ==================  ==================  ==================  ==================
     Cost.............................  $      108,474,445  $       84,993,781  $      173,502,559  $       19,714,444
                                        ==================  ==================  ==================  ==================
     Market value.....................  $      127,506,886  $       78,188,557  $      216,937,203  $       20,892,008
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...              34,556             199,182              99,977              19,343
   Other assets.......................                  16                  --                  11                   1
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................         127,541,458          78,387,739         217,037,191          20,911,352
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............              34,556             199,182              99,980              19,343
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                   5                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................              34,556             199,187              99,980              19,343
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $      127,506,902  $       78,188,552  $      216,937,211  $       20,892,009
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......          44,217,421          33,515,894          91,952,443           1,244,332
   Minimum unit fair value #*.........  $         2.376277  $         1.794588  $         1.153771  $        15.264437
   Maximum unit fair value #*.........  $        26.529303  $        20.472221  $        17.045136  $        27.202696
   Contract liability.................  $      126,353,178  $       76,916,654  $      213,133,291  $       20,601,009

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......             417,681             578,954           1,476,891              17,668
   Minimum unit fair value #*.........  $         2.637591  $         2.003267  $         1.266876  $        16.456999
   Maximum unit fair value #*.........  $         2.881892  $         2.259038  $         3.363684  $        16.708219
   Contract liability.................  $        1,153,724  $        1,271,898  $        3,803,920  $          291,000



                                          HARTFORD MIDCAP     HARTFORD MIDCAP
                                             HLS FUND         VALUE HLS FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................           4,559,837            8,017,280
                                        ==================  ===================
     Cost.............................  $       82,243,320  $        90,189,893
                                        ==================  ===================
     Market value.....................  $      169,943,859  $       116,895,356
   Due from Sponsor Company...........                  --               17,422
   Receivable from fund shares sold...              45,489                   --
   Other assets.......................                  --                    4
                                        ------------------  -------------------
   Total assets.......................         169,989,348          116,912,782
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............              45,489                   --
   Payable for fund shares purchased..                  --               17,422
   Other liabilities..................                   4                   --
                                        ------------------  -------------------
   Total liabilities..................              45,493               17,422
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $      169,943,855  $       116,895,360
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......          22,725,691           40,885,757
   Minimum unit fair value #*.........  $         2.616280  $          2.445518
   Maximum unit fair value #*.........  $        25.120030  $         28.279521
   Contract liability.................  $      166,572,220  $       115,540,116

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......             468,508              467,526
   Minimum unit fair value #*.........  $         2.872822  $          2.723987
   Maximum unit fair value #*.........  $         7.971701  $         19.266639
   Contract liability.................  $        3,371,635  $         1,355,244

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(2) Effective June 23, 2014 Hartford Global Research HLS Fund merged with Hartford Global Growth HLS Fund.

(3) Effective June 23, 2014 Hartford Growth HLS Fund merged with Hartford Growth Opportunities HLS Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-8

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-9

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                             HARTFORD         HARTFORD SMALL
                                          ULTRASHORT BOND         COMPANY        HARTFORD SMALLCAP     HARTFORD STOCK
                                             HLS FUND            HLS FUND         GROWTH HLS FUND         HLS FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
                                        ------------------  ------------------  -------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................           8,808,672           4,316,878           2,514,623             8,748,523
                                        ==================  ==================  ===================  ===================
     Cost.............................  $       88,108,946  $       68,535,566  $       54,546,689    $      294,135,213
                                        ==================  ==================  ===================  ===================
     Market value.....................  $       88,126,038  $      100,026,829  $       70,005,866    $      555,423,313
   Due from Sponsor Company...........                  --                  --                  --                    --
   Receivable from fund shares sold...              75,701             107,971              43,197               595,662
   Other assets.......................                  29                  --                   5                     1
                                        ------------------  ------------------  -------------------  -------------------
   Total assets.......................          88,201,768         100,134,800          70,049,068           556,018,976
                                        ------------------  ------------------  -------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............              75,721             107,971              43,197               595,677
   Payable for fund shares purchased..                  --                  --                  --                    --
   Other liabilities..................                  --                   8                  --                    --
                                        ------------------  ------------------  -------------------  -------------------
   Total liabilities..................              75,721             107,979              43,197               595,677
                                        ------------------  ------------------  -------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $       88,126,047  $      100,026,821  $       70,005,871    $      555,423,299
                                        ==================  ==================  ===================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......          56,467,951          28,009,971          24,724,509           101,183,247
   Minimum unit fair value #*.........  $         0.503225  $         1.392413  $         2.287745    $         1.244273
   Maximum unit fair value #*.........  $         9.745889  $        25.331904  $        31.398915    $        33.757852
   Contract liability.................  $       86,100,877  $       98,914,497  $       69,270,652    $      538,177,678

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......           1,247,935             298,670             276,310             1,888,830
   Minimum unit fair value #*.........  $         0.555729  $         1.529049  $         2.539363    $         1.366336
   Maximum unit fair value #*.........  $         3.327655  $         4.588485  $         2.710210    $        30.864111
   Contract liability.................  $        2,025,170  $        1,112,324  $          735,219    $       17,245,621

                                             HARTFORD
                                          U.S. GOVERNMENT                             HUNTINGTON VA        HUNTINGTON VA
                                            SECURITIES          HARTFORD VALUE      DIVIDEND CAPTURE       INTERNATIONAL
                                             HLS FUND              HLS FUND               FUND              EQUITY FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT        SUB-ACCOUNT (4)        SUB-ACCOUNT
                                        -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................           11,151,210            5,698,599              733,474               36,351
                                        ===================  ===================  ===================  ===================
     Cost.............................   $      121,289,589   $       59,827,467   $        8,701,132   $          534,004
                                        ===================  ===================  ===================  ===================
     Market value.....................   $      115,577,361   $       96,239,543   $        9,630,518   $          573,253
   Due from Sponsor Company...........                   --                   --                   --                   --
   Receivable from fund shares sold...               21,057               18,339                3,783                   23
   Other assets.......................                   --                   10                   --                   --
                                        -------------------  -------------------  -------------------  -------------------
   Total assets.......................          115,598,418           96,257,892            9,634,301              573,276
                                        -------------------  -------------------  -------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............               21,066               18,339                3,783                   23
   Payable for fund shares purchased..                   --                   --                   --                   --
   Other liabilities..................                   32                   --                    3                    1
                                        -------------------  -------------------  -------------------  -------------------
   Total liabilities..................               21,098               18,339                3,786                   24
                                        -------------------  -------------------  -------------------  -------------------

NET ASSETS:
   For contract liabilities...........   $      115,577,320   $       96,239,553   $        9,630,515   $          573,252
                                        ===================  ===================  ===================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           93,063,300           45,840,070            4,009,689              347,473
   Minimum unit fair value #*.........   $         1.058277   $         1.801383   $         2.016900   $         1.485525
   Maximum unit fair value #*.........   $        11.622614   $        21.257953   $        21.976535   $        15.568683
   Contract liability.................   $      113,223,019   $       94,613,051   $        9,541,346   $          573,252

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......            1,738,046              767,382               40,629                   --
   Minimum unit fair value #*.........   $         1.174656   $         2.006423   $         2.175923                   --
   Maximum unit fair value #*.........   $        10.834875   $         2.205500   $         2.245462                   --
   Contract liability.................   $        2,354,301   $        1,626,502   $           89,169                   --


                                                             BLACKROCK GLOBAL
                                           HUNTINGTON VA       OPPORTUNITIES
                                            SITUS FUND           V.I. FUND
                                          SUB-ACCOUNT (5)       SUB-ACCOUNT
                                        ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             230,802               2,085
                                        ==================  ==================
     Cost.............................  $        4,769,122  $           30,507
                                        ==================  ==================
     Market value.....................  $        5,107,641  $           33,938
   Due from Sponsor Company...........                 198                  --
   Receivable from fund shares sold...                  --                   2
   Other assets.......................                  --                  --
                                        ------------------  ------------------
   Total assets.......................           5,107,839              33,940
                                        ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                  --                   2
   Payable for fund shares purchased..                 198                  --
   Other liabilities..................                  --                  --
                                        ------------------  ------------------
   Total liabilities..................                 198                   2
                                        ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        5,107,641  $           33,938
                                        ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           2,424,446               5,948
   Minimum unit fair value #*.........  $         1.960984  $         1.475365
   Maximum unit fair value #*.........  $        24.920679  $        17.340787
   Contract liability.................  $        5,094,841  $           33,938

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......               5,941                  --
   Minimum unit fair value #*.........  $         2.132830                  --
   Maximum unit fair value #*.........  $         2.189533                  --
   Contract liability.................  $           12,800                  --

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(4) Effective June 23, 2014 Huntington VA Income Equity Fund merged with Huntington VA Dividend Capture Fund.

(5) Effective June 23, 2014 Huntington VA Mid Corp America Fund merged with Huntington VA Situs Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-10

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-11

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------




                                             BLACKROCK                             INVESCO V.I.
                                             LARGE CAP         UIF U.S. REAL        EQUITY AND          UIF MID CAP
                                         GROWTH V.I. FUND    ESTATE PORTFOLIO       INCOME FUND      GROWTH PORTFOLIO
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................               3,771              24,025              26,260              39,939
                                        ==================  ==================  ==================  ==================
     Cost.............................  $           42,691  $          429,280  $          411,464  $          456,914
                                        ==================  ==================  ==================  ==================
     Market value.....................  $           53,094  $          480,977  $          495,265  $          501,232
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                   3              31,043                  --                  --
   Other assets.......................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................              53,097             512,020             495,265             501,232
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                   3              31,043                  --                  --
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                   3              31,043                  --                  --
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $           53,094  $          480,977  $          495,265  $          501,232
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......              30,363              30,630              30,205              29,114
   Minimum unit fair value #*.........  $         1.557693  $        15.703049  $        16.396635  $        17.216246
   Maximum unit fair value #*.........  $         1.774843  $        15.703049  $        16.396635  $        17.216246
   Contract liability.................  $           53,094  $          480,977  $          495,265  $          501,232

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......                  --                  --                  --                  --
   Minimum unit fair value #*.........                  --                  --                  --                  --
   Maximum unit fair value #*.........                  --                  --                  --                  --
   Contract liability.................                  --                  --                  --                  --

                                         COLUMBIA VARIABLE
                                           PORTFOLIO --      COLUMBIA VARIABLE                       COLUMBIA VARIABLE
                                              MARSICO          PORTFOLIO --      COLUMBIA VARIABLE     PORTFOLIO --
                                           INTERNATIONAL      MARSICO FOCUSED   PORTFOLIO -- ASSET    MARSICO GROWTH
                                        OPPORTUNITIES FUND     EQUITIES FUND      ALLOCATION FUND          FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             416,392           1,195,434             175,505             494,714
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        5,243,689  $       16,831,577  $        2,719,047  $        7,389,228
                                        ==================  ==================  ==================  ==================
     Market value.....................  $        7,332,655  $       21,756,901  $        2,771,227  $       13,856,928
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...               7,021              16,313                 106               6,842
   Other assets.......................                   1                   7                  --                   1
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           7,339,677          21,773,221           2,771,333          13,863,771
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............               7,021              16,313                 106               6,842
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                   1                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................               7,021              16,313                 107               6,842
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        7,332,656  $       21,756,908  $        2,771,226  $       13,856,929
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           3,533,247           7,654,822           1,667,982           5,139,195
   Minimum unit fair value #*.........  $         1.589870  $         1.850524  $         1.503008  $         1.668969
   Maximum unit fair value #*.........  $        16.792600  $        22.715030  $         1.693505  $        21.950312
   Contract liability.................  $        7,301,144  $       21,387,270  $        2,762,177  $       13,602,590

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......              14,582             129,913               5,368              92,859
   Minimum unit fair value #*.........  $         2.125653  $         2.793670  $         1.663794  $         2.676562
   Maximum unit fair value #*.........  $         2.176152  $         2.860083  $         1.693505  $         2.740165
   Contract liability.................  $           31,512  $          369,638  $            9,049  $          254,339


                                         COLUMBIA VARIABLE   COLUMBIA VARIABLE
                                           PORTFOLIO --        PORTFOLIO --
                                           MARSICO 21ST          DIVIDEND
                                           CENTURY FUND      OPPORTUNITY FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................             189,586              393,038
                                        ==================  ===================
     Cost.............................  $        2,040,578  $         5,744,184
                                        ==================  ===================
     Market value.....................  $        3,323,443  $         7,856,821
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...                 410                7,940
   Other assets.......................                  --                   --
                                        ------------------  -------------------
   Total assets.......................           3,323,853            7,864,761
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............                 410                7,940
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                  --                   --
                                        ------------------  -------------------
   Total liabilities..................                 410                7,940
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $        3,323,443  $         7,856,821
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           2,012,054              597,256
   Minimum unit fair value #*.........  $         1.494311  $         12.674661
   Maximum unit fair value #*.........  $        20.274238  $         13.269215
   Contract liability.................  $        3,311,121  $         7,831,712

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......               7,319                1,901
   Minimum unit fair value #*.........  $         1.683564  $         13.196415
   Maximum unit fair value #*.........  $         1.683564  $         13.269215
   Contract liability.................  $           12,322  $            25,109

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-12

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-13

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                         COLUMBIA VARIABLE   COLUMBIA VARIABLE
                                           PORTFOLIO --        PORTFOLIO --                              PUTNAM VT
                                              INCOME          MID CAP GROWTH        OPPENHEIMER          SMALL CAP
                                        OPPORTUNITIES FUND   OPPORTUNITY FUND     GLOBAL FUND/VA        VALUE FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             604,896             338,173              21,927              20,355
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        5,702,456  $        5,095,340  $          766,093  $          338,862
                                        ==================  ==================  ==================  ==================
     Market value.....................  $        5,480,359  $        6,563,942  $          857,566  $          336,469
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                 382                 527                  --                  --
   Other assets.......................                  --                   1                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           5,480,741           6,564,470             857,566             336,469
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                 382                 527                  --                  --
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                   2                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                 384                 527                  --                  --
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        5,480,357  $        6,563,943  $          857,566  $          336,469
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             520,376             514,448              59,824              24,811
   Minimum unit fair value #*.........  $        10.278689  $        12.560806  $        14.334809  $        13.561392
   Maximum unit fair value #*.........  $        10.491337  $        12.843546  $        14.334809  $        13.561392
   Contract liability.................  $        5,424,407  $        6,559,403  $          857,566  $          336,469

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......               5,334                 354                  --                  --
   Minimum unit fair value #*.........  $        10.463355  $        12.809295                  --                  --
   Maximum unit fair value #*.........  $        10.491337  $        12.843546                  --                  --
   Contract liability.................  $           55,950  $            4,540                  --                  --


                                                                                  PIONEER MID CAP
                                          PIMCO VIT REAL       PIONEER FUND          VALUE VCT        JENNISON 20/20
                                         RETURN PORTFOLIO      VCT PORTFOLIO         PORTFOLIO        FOCUS PORTFOLIO
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................              76,513             451,821              11,880               4,738
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        1,005,034  $        9,758,083  $          238,450  $           51,782
                                        ==================  ==================  ==================  ==================
     Market value.....................  $          980,128  $       12,149,469  $          268,377  $          101,812
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...             102,324                 653              26,692                   5
   Other assets.......................                  25                   3                  --                   1
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           1,082,477          12,150,125             295,069             101,818
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............             102,324                 653              26,692                   5
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................             102,324                 653              26,692                   5
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $          980,153  $       12,149,472  $          268,377  $          101,813
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......              70,528           7,527,102              16,930              50,306
   Minimum unit fair value #*.........  $        13.897485  $         1.479781  $        15.851783  $         2.005053
   Maximum unit fair value #*.........  $        13.897485  $         1.646007  $        15.851783  $         2.120395
   Contract liability.................  $          980,153  $       11,981,171  $          268,377  $          101,813

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......                  --             104,888                  --                  --
   Minimum unit fair value #*.........                  --  $         1.600901                  --                  --
   Maximum unit fair value #*.........                  --  $         1.630828                  --                  --
   Contract liability.................                  --  $          168,301                  --                  --



                                                                PRUDENTIAL
                                        JENNISON PORTFOLIO    VALUE PORTFOLIO
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................              15,821               16,794
                                        ==================  ===================
     Cost.............................  $          375,583  $           330,160
                                        ==================  ===================
     Market value.....................  $          629,661  $           444,211
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...                  25                   21
   Other assets.......................                  --                   --
                                        ------------------  -------------------
   Total assets.......................             629,686              444,232
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............                  25                   21
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                  --                    1
                                        ------------------  -------------------
   Total liabilities..................                  25                   22
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $          629,661  $           444,210
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             536,779              163,418
   Minimum unit fair value #*.........  $         1.103014  $          1.751081
   Maximum unit fair value #*.........  $         1.564422  $         22.550970
   Contract liability.................  $          627,469  $           444,210

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......               1,891                   --
   Minimum unit fair value #*.........  $         1.159140                   --
   Maximum unit fair value #*.........  $         1.159140                   --
   Contract liability.................  $            2,192                   --

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-14

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-15

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                     VICTORY VARIABLE
                                         PRUDENTIAL SERIES                          LEGG MASON           INSURANCE
                                         SP INTERNATIONAL     ROYCE SMALL-CAP       CLEARBRIDGE         DIVERSIFIED
                                         GROWTH PORTFOLIO        PORTFOLIO       APPRECIATION FUND      STOCK FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................              10,202              54,876              11,758              33,245
                                        ==================  ==================  ==================  ==================
     Cost.............................  $           58,243  $          593,002  $           94,535  $          344,222
                                        ==================  ==================  ==================  ==================
     Market value.....................  $           59,477  $          694,188  $          241,151  $          503,668
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                   2              26,398                   7                  16
   Other assets.......................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................              59,479             720,586             241,158             503,684
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                   2              26,398                   7                  21
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                   1                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                   2              26,399                   7                  21
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $           59,477  $          694,187  $          241,151  $          503,663
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......              53,664              42,167               9,563              29,865
   Minimum unit fair value #*.........  $         1.049997  $        16.462914  $        25.217570  $        15.221713
   Maximum unit fair value #*.........  $         1.150396  $        16.462914  $        25.217570  $        20.372631
   Contract liability.................  $           59,477  $          694,187  $          241,151  $          503,663

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......                  --                  --                  --                  --
   Minimum unit fair value #*.........                  --                  --                  --                  --
   Maximum unit fair value #*.........                  --                  --                  --                  --
   Contract liability.................                  --                  --                  --                  --

                                                                                    WELLS FARGO
                                                               INVESCO V.I.        ADVANTAGE VT
                                           INVESCO V.I.          AMERICAN           INDEX ASSET
                                           COMSTOCK FUND      FRANCHISE FUND      ALLOCATION FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................              12,322              22,064                 741
                                        ==================  ==================  ==================
     Cost.............................  $          187,479  $          843,775  $            9,447
                                        ==================  ==================  ==================
     Market value.....................  $          235,099  $        1,210,865  $           13,660
   Due from Sponsor Company...........                  --                  --                  --
   Receivable from fund shares sold...                  --                  46                   1
   Other assets.......................                  --                  --                  --
                                        ------------------  ------------------  ------------------
   Total assets.......................             235,099           1,210,911              13,661
                                        ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                  --                  46                   1
   Payable for fund shares purchased..                  --                  --                  --
   Other liabilities..................                  --                   2                  --
                                        ------------------  ------------------  ------------------
   Total liabilities..................                  --                  48                   1
                                        ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $          235,099  $        1,210,863  $           13,660
                                        ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......              14,410              82,346               7,287
   Minimum unit fair value #*.........  $        16.314960  $        14.270517  $         1.874650
   Maximum unit fair value #*.........  $        16.314960  $        14.639201  $         1.874650
   Contract liability.................  $          235,099  $        1,201,377  $           13,660

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......                  --                 648                  --
   Minimum unit fair value #*.........                  --  $        14.639201                  --
   Maximum unit fair value #*.........                  --  $        14.639201                  --
   Contract liability.................                  --  $            9,486                  --

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-16

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-17

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                            WELLS FARGO         WELLS FARGO         WELLS FARGO         WELLS FARGO
                                           ADVANTAGE VT        ADVANTAGE VT        ADVANTAGE VT        ADVANTAGE VT
                                           TOTAL RETURN          INTRINSIC         INTERNATIONAL         SMALL CAP
                                             BOND FUND          VALUE FUND          EQUITY FUND         GROWTH FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................               1,083                 115           1,218,817             318,497
                                        ==================  ==================  ==================  ==================
     Cost.............................  $           10,974  $            1,683  $        6,084,190  $        2,324,890
                                        ==================  ==================  ==================  ==================
     Market value.....................  $           11,382  $            2,378  $        5,996,920  $        3,210,243
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                   1                  --                 245                 124
   Other assets.......................                  --                  --                  --                   3
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................              11,383               2,378           5,997,165           3,210,370
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                   1                  --                 245                 124
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                   1                  --                 245                 124
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $           11,382  $            2,378  $        5,996,920  $        3,210,246
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......               7,369               1,342           4,134,457             177,753
   Minimum unit fair value #*.........  $         1.533817  $         1.770800  $         1.016292  $         2.306265
   Maximum unit fair value #*.........  $         1.581679  $         1.770800  $        14.283835  $        18.713842
   Contract liability.................  $           11,382  $            2,378  $        5,908,255  $        3,167,515

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......                  --                  --              47,322               2,288
   Minimum unit fair value #*.........                  --                  --  $         1.864410  $        18.630752
   Maximum unit fair value #*.........                  --                  --  $         1.886318  $        18.713842
   Contract liability.................                  --                  --  $           88,665  $           42,731

                                            WELLS FARGO
                                           ADVANTAGE VT         WELLS FARGO          HIMCO VIT
                                             SMALL CAP         ADVANTAGE VT         INDEX FUND
                                            VALUE FUND       OPPORTUNITY FUND       SUB-ACCOUNT
                                            SUB-ACCOUNT         SUB-ACCOUNT           (6)(7)
                                        ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             419,017             165,573           4,289,721
                                        ==================  ==================  ==================
     Cost.............................  $        3,421,289  $        3,172,295  $      160,987,534
                                        ==================  ==================  ==================
     Market value.....................  $        4,672,035  $        4,771,818  $      176,285,917
   Due from Sponsor Company...........                  --                  --                  --
   Receivable from fund shares sold...                 213                 181             151,167
   Other assets.......................                   1                   1                   7
                                        ------------------  ------------------  ------------------
   Total assets.......................           4,672,249           4,772,000         176,437,091
                                        ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                 213                 181             151,189
   Payable for fund shares purchased..                  --                  --                  --
   Other liabilities..................                  --                  --                  --
                                        ------------------  ------------------  ------------------
   Total liabilities..................                 213                 181             151,189
                                        ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        4,672,036  $        4,771,819  $      176,285,902
                                        ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             318,761             276,526          31,865,672
   Minimum unit fair value #*.........  $        14.053851  $        16.269011  $         1.301718
   Maximum unit fair value #*.........  $        14.924536  $        17.019429  $        22.655558
   Contract liability.................  $        4,651,126  $        4,670,332  $      170,096,159

DEFERRED CONTRACTS IN THE ANNUITY PERIOD:
   Units owned by participants #......               1,403               5,985             879,511
   Minimum unit fair value #*.........  $        14.858243  $        16.849748  $         1.453166
   Maximum unit fair value #*.........  $        14.924536  $        16.962690  $        10.765422
   Contract liability.................  $           20,910  $          101,487  $        6,189,743

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(6) Effective October 20, 2014 Hartford Index HLS Fund merged with HIMCO VIT Index Fund.

(7)   Funded as of October 17, 2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-18

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-19

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                              AMERICAN
                                                                            CENTURY(R) VP      ALLIANCEBERNSTEIN
                                                                               CAPITAL         VPS INTERNATIONAL
                                                                          APPRECIATION FUND     VALUE PORTFOLIO
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $              --   $           11,685
                                                                         -------------------  -------------------
   Administrative charges..............................................                  --                   --
   Mortality and expense risk charges..................................             (53,838)              (5,014)
                                                                         -------------------  -------------------
     Total expenses....................................................             (53,838)              (5,014)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................             (53,838)               6,671
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             204,769              (76,187)
   Net realized gain distributions.....................................             910,537                   --
   Change in unrealized appreciation (depreciation) during the period..            (780,364)              39,392
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................             334,942              (36,795)
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...   $         281,104   $          (30,124)
                                                                         ===================  ===================



                                                                          INVESCO V.I. CORE    INVESCO V.I. HIGH
                                                                             EQUITY FUND          YIELD FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $           29,590    $          89,448
                                                                         -------------------  -------------------
   Administrative charges..............................................                  --                 (793)
   Mortality and expense risk charges..................................             (49,227)             (29,358)
                                                                         -------------------  -------------------
     Total expenses....................................................             (49,227)             (30,151)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................             (19,637)              59,297
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             245,478              (40,621)
   Net realized gain distributions.....................................              16,521                   --
   Change in unrealized appreciation (depreciation) during the period..              (4,178)             (12,350)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................             257,821              (52,971)
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $          238,184    $           6,326
                                                                         ===================  ===================


                                                                                               ALLIANCEBERNSTEIN
                                                                         INVESCO V.I. MONEY     VPS GROWTH AND
                                                                             MARKET FUND       INCOME PORTFOLIO
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $            2,607    $          20,224
                                                                         -------------------  -------------------
   Administrative charges..............................................                  --                   --
   Mortality and expense risk charges..................................            (279,840)             (25,267)
                                                                         -------------------  -------------------
     Total expenses....................................................            (279,840)             (25,267)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................            (277,233)              (5,043)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                  --               44,847
   Net realized gain distributions.....................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period..                  --               96,988
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................                  --              141,835
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $         (277,233)   $         136,792
                                                                         ===================  ===================


                                                                          ALLIANCEBERNSTEIN
                                                                          VPS INTERMEDIATE      AMERICAN FUNDS
                                                                           BOND PORTFOLIO         GROWTH FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $           72,687   $            2,168
                                                                         -------------------  -------------------
   Administrative charges..............................................                  --                   --
   Mortality and expense risk charges..................................             (32,828)              (3,793)
                                                                         -------------------  -------------------
     Total expenses....................................................             (32,828)              (3,793)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................              39,859               (1,625)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              (8,075)              18,606
   Net realized gain distributions.....................................              30,646               14,198
   Change in unrealized appreciation (depreciation) during the period..              45,993              (14,229)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................              68,564               18,575
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $          108,423   $           16,950
                                                                         ===================  ===================

                                                                          STERLING CAPITAL
                                                                            EQUITY INCOME     STERLING CAPITAL
                                                                              VARIABLE             SPECIAL
                                                                           INSURANCE FUND     OPPORTUNITIES VIF
                                                                             SUB-ACCOUNT         SUB-ACCOUNT
                                                                         ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $         249,131   $            3,874
                                                                         ------------------  -------------------
   Administrative charges..............................................                 --                   --
   Mortality and expense risk charges..................................           (174,871)            (112,387)
                                                                         ------------------  -------------------
     Total expenses....................................................           (174,871)            (112,387)
                                                                         ------------------  -------------------
     Net investment income (loss)......................................             74,260             (108,513)
                                                                         ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................           (187,230)             539,414
   Net realized gain distributions.....................................                 --            1,061,013
   Change in unrealized appreciation (depreciation) during the period..            425,985             (408,959)
                                                                         ------------------  -------------------
     Net gain (loss) on investments....................................            238,755            1,191,468
                                                                         ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $         313,015   $        1,082,955
                                                                         ==================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-20

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-21

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                          STERLING CAPITAL
                                                                            TOTAL RETURN        CALVERT VP SRI
                                                                              BOND VIF        BALANCED PORTFOLIO
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $           67,105    $          22,023
                                                                         -------------------  -------------------
   Administrative charges..............................................                  --                   --
   Mortality and expense risk charges..................................             (34,050)             (17,869)
                                                                         -------------------  -------------------
     Total expenses....................................................             (34,050)             (17,869)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................              33,055                4,154
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             (14,799)              78,718
   Net realized gain distributions.....................................              26,171               96,274
   Change in unrealized appreciation (depreciation) during the period..              33,752              (68,694)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................              45,124              106,298
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $           78,179    $         110,452
                                                                         ===================  ===================

                                                                          COLUMBIA VARIABLE       WELLS FARGO
                                                                         PORTFOLIO -- SMALL      ADVANTAGE VT
                                                                               COMPANY               OMEGA
                                                                             GROWTH FUND          GROWTH FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $               --   $               --
                                                                         -------------------  -------------------
   Administrative charges..............................................                  --                   --
   Mortality and expense risk charges..................................             (71,392)             (46,127)
                                                                         -------------------  -------------------
     Total expenses....................................................             (71,392)             (46,127)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................             (71,392)             (46,127)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             264,444              250,845
   Net realized gain distributions.....................................              74,713              586,621
   Change in unrealized appreciation (depreciation) during the period..            (618,799)            (725,664)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................            (279,642)             111,802
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $         (351,034)  $           65,675
                                                                         ===================  ===================


                                                                          FIDELITY(R) VIP
                                                                           ASSET MANAGER       FIDELITY(R) VIP
                                                                             PORTFOLIO        GROWTH PORTFOLIO
                                                                            SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          23,977   $           12,671
                                                                         ------------------  -------------------
   Administrative charges..............................................                 --                   --
   Mortality and expense risk charges..................................            (21,573)             (89,784)
                                                                         ------------------  -------------------
     Total expenses....................................................            (21,573)             (89,784)
                                                                         ------------------  -------------------
     Net investment income (loss)......................................              2,404              (77,113)
                                                                         ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             43,428              911,287
   Net realized gain distributions.....................................             87,236                   --
   Change in unrealized appreciation (depreciation) during the period..            (49,681)            (149,745)
                                                                         ------------------  -------------------
     Net gain (loss) on investments....................................             80,983              761,542
                                                                         ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $          83,387   $          684,429
                                                                         ==================  ===================


                                                                           FIDELITY(R) VIP
                                                                             CONTRAFUND         FIDELITY(R) VIP
                                                                              PORTFOLIO       OVERSEAS PORTFOLIO
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $         108,243   $           20,330
                                                                         -------------------  -------------------
   Administrative charges..............................................                  --                   --
   Mortality and expense risk charges..................................            (151,918)             (22,280)
                                                                         -------------------  -------------------
     Total expenses....................................................            (151,918)             (22,280)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................             (43,675)              (1,950)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................           1,376,881               45,400
   Net realized gain distributions.....................................             227,098                  511
   Change in unrealized appreciation (depreciation) during the period..            (369,153)            (220,082)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................           1,234,826             (174,171)
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...   $       1,191,151   $         (176,121)
                                                                         ===================  ===================


                                                                           FIDELITY(R) VIP     FIDELITY(R) VIP
                                                                            FREEDOM 2020        FREEDOM 2030
                                                                              PORTFOLIO           PORTFOLIO
                                                                             SUB-ACCOUNT         SUB-ACCOUNT
                                                                         -------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $            6,838   $           1,087
                                                                         -------------------  ------------------
   Administrative charges..............................................                  --                  --
   Mortality and expense risk charges..................................              (7,172)             (1,031)
                                                                         -------------------  ------------------
     Total expenses....................................................              (7,172)             (1,031)
                                                                         -------------------  ------------------
     Net investment income (loss)......................................                (334)                 56
                                                                         -------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              30,224               1,232
   Net realized gain distributions.....................................               8,811               1,459
   Change in unrealized appreciation (depreciation) during the period..             (26,078)             (1,399)
                                                                         -------------------  ------------------
     Net gain (loss) on investments....................................              12,957               1,292
                                                                         -------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $           12,623   $           1,348
                                                                         ===================  ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-22

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-23

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                           FIDELITY(R) VIP      FIDELITY(R) VIP
                                                                            FREEDOM 2015         FREEDOM 2025
                                                                              PORTFOLIO            PORTFOLIO
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $            8,288    $           8,598
                                                                         -------------------  -------------------
   Administrative charges..............................................                  --                   --
   Mortality and expense risk charges..................................              (7,237)              (4,247)
                                                                         -------------------  -------------------
     Total expenses....................................................              (7,237)              (4,247)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................               1,051                4,351
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                 959                1,496
   Net realized gain distributions.....................................               9,908                7,291
   Change in unrealized appreciation (depreciation) during the period..               6,010               (4,923)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................              16,877                3,864
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $           17,928    $           8,215
                                                                         ===================  ===================

                                                                           FIDELITY(R) VIP     FIDELITY(R) VIP     FIDELITY(R) VIP
                                                                           FREEDOM INCOME       FUNDSMANAGER        FUNDSMANAGER
                                                                              PORTFOLIO         20% PORTFOLIO       50% PORTFOLIO
                                                                             SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT (1)
                                                                         -------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $             102   $             109   $              --
                                                                         -------------------  ------------------  ------------------
   Administrative charges..............................................                  --                  --                  --
   Mortality and expense risk charges..................................                (193)               (120)               (259)
                                                                         -------------------  ------------------  ------------------
     Total expenses....................................................                (193)               (120)               (259)
                                                                         -------------------  ------------------  ------------------
     Net investment income (loss)......................................                 (91)                (11)               (259)
                                                                         -------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                 509                   9               5,122
   Net realized gain distributions.....................................                 198                 122                  25
   Change in unrealized appreciation (depreciation) during the period..                 (49)                134              (4,003)
                                                                         -------------------  ------------------  ------------------
     Net gain (loss) on investments....................................                 658                 265               1,144
                                                                         -------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $             567   $             254   $             885
                                                                         ===================  ==================  ==================

                                                                           FIDELITY(R) VIP     FIDELITY(R) VIP
                                                                            FUNDSMANAGER        FUNDSMANAGER
                                                                            70% PORTFOLIO       85% PORTFOLIO
                                                                             SUB-ACCOUNT         SUB-ACCOUNT
                                                                         ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $             199   $              247
                                                                         ------------------  -------------------
   Administrative charges..............................................                 --                   --
   Mortality and expense risk charges..................................               (243)                (129)
                                                                         ------------------  -------------------
     Total expenses....................................................               (243)                (129)
                                                                         ------------------  -------------------
     Net investment income (loss)......................................                (44)                 118
                                                                         ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                 34                    1
   Net realized gain distributions.....................................                153                  291
   Change in unrealized appreciation (depreciation) during the period..                580                 (540)
                                                                         ------------------  -------------------
     Net gain (loss) on investments....................................                767                 (248)
                                                                         ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $              723  $             (130)
                                                                         ==================  ===================


                                                                           FRANKLIN INCOME     HARTFORD BALANCED
                                                                              VIP FUND             HLS FUND
                                                                           SUB-ACCOUNT (2)        SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          102,405    $      16,705,743
                                                                         -------------------  -------------------
   Administrative charges..............................................                  --              (14,717)
   Mortality and expense risk charges..................................             (25,840)         (13,326,042)
                                                                         -------------------  -------------------
     Total expenses....................................................             (25,840)         (13,340,759)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................              76,565            3,364,984
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              25,718           57,770,420
   Net realized gain distributions.....................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period..             (28,404)          17,844,789
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................              (2,686)          75,615,209
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $           73,879    $      78,980,193
                                                                         ===================  ===================

                                                                           HARTFORD TOTAL
                                                                             RETURN BOND
                                                                              HLS FUND
                                                                             SUB-ACCOUNT
                                                                         -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $      12,462,664
                                                                         -------------------
   Administrative charges..............................................             (20,813)
   Mortality and expense risk charges..................................          (5,840,178)
                                                                         -------------------
     Total expenses....................................................          (5,860,991)
                                                                         -------------------
     Net investment income (loss)......................................           6,601,673
                                                                         -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................           3,067,998
   Net realized gain distributions.....................................                  --
   Change in unrealized appreciation (depreciation) during the period..           7,570,602
                                                                         -------------------
     Net gain (loss) on investments....................................          10,638,600
                                                                         -------------------
     Net increase (decrease) in net assets resulting from operations...   $      17,240,273
                                                                         ===================

(1)   Not funded as of December 31, 2014

(2)   Formerly Franklin Income Securities Fund. Change effective May 1, 2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-24

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-25

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                         HARTFORD CAPITAL     HARTFORD DIVIDEND     HARTFORD GLOBAL
                                                                           APPRECIATION          AND GROWTH            RESEARCH
                                                                             HLS FUND             HLS FUND             HLS FUND
                                                                            SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT (3)
                                                                         ------------------  -------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $      12,734,223    $      12,190,155   $         270,791
                                                                         ------------------  -------------------  ------------------
   Administrative charges..............................................            (34,321)             (28,386)                 --
   Mortality and expense risk charges..................................        (20,800,771)         (10,138,318)           (124,622)
                                                                         ------------------  -------------------  ------------------
     Total expenses....................................................        (20,835,092)         (10,166,704)           (124,622)
                                                                         ------------------  -------------------  ------------------
     Net investment income (loss)......................................         (8,100,869)           2,023,451             146,169
                                                                         ------------------  -------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................        117,820,667           54,287,857           5,153,335
   Net realized gain distributions.....................................        214,458,205           84,523,661             665,376
   Change in unrealized appreciation (depreciation) during the period..       (237,799,990)         (65,948,144)         (4,846,840)
                                                                         ------------------  -------------------  ------------------
     Net gain (loss) on investments....................................         94,478,882           72,863,374             971,871
                                                                         ------------------  -------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $      86,378,013    $      74,886,825   $       1,118,040
                                                                         ==================  ===================  ==================

                                                                             HARTFORD                                  HARTFORD
                                                                            HEALTHCARE         HARTFORD GLOBAL    DISCIPLINED EQUITY
                                                                             HLS FUND          GROWTH HLS FUND         HLS FUND
                                                                            SUB-ACCOUNT        SUB-ACCOUNT (3)        SUB-ACCOUNT
                                                                         ------------------  -------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          96,206    $         388,998    $        568,827
                                                                         ------------------  -------------------  ------------------
   Administrative charges..............................................                 --                   --                  --
   Mortality and expense risk charges..................................           (610,798)          (1,308,993)         (1,435,403)
                                                                         ------------------  -------------------  ------------------
     Total expenses....................................................           (610,798)          (1,308,993)         (1,435,403)
                                                                         ------------------  -------------------  ------------------
     Net investment income (loss)......................................           (514,592)            (919,995)           (866,576)
                                                                         ------------------  -------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          3,971,627            5,310,298           9,910,454
   Net realized gain distributions.....................................          3,378,494                   --             877,701
   Change in unrealized appreciation (depreciation) during the period..          2,771,597             (306,223)          2,331,720
                                                                         ------------------  -------------------  ------------------
     Net gain (loss) on investments....................................         10,121,718            5,004,075          13,119,875
                                                                         ------------------  -------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $       9,607,126    $       4,084,080   $       12,253,299
                                                                         ==================  ===================  ==================

                                                                                              HARTFORD GROWTH         HARTFORD
                                                                           HARTFORD GROWTH     OPPORTUNITIES         HIGH YIELD
                                                                              HLS FUND           HLS FUND             HLS FUND
                                                                           SUB-ACCOUNT (4)    SUB-ACCOUNT (4)        SUB-ACCOUNT
                                                                         ------------------  ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          31,858   $         175,968    $       6,571,949
                                                                         ------------------  ------------------  -------------------
   Administrative charges..............................................                 --                  --                   --
   Mortality and expense risk charges..................................           (359,417)         (1,612,920)          (1,368,122)
                                                                         ------------------  ------------------  -------------------
     Total expenses....................................................           (359,417)         (1,612,920)          (1,368,122)
                                                                         ------------------  ------------------  -------------------
     Net investment income (loss)......................................           (327,559)         (1,436,952)           5,203,827
                                                                         ------------------  ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          7,357,224           7,158,412           (1,025,188)
   Net realized gain distributions.....................................         14,457,121          20,512,370                   --
   Change in unrealized appreciation (depreciation) during the period..        (20,109,322)        (13,901,381)          (3,028,264)
                                                                         ------------------  ------------------  -------------------
     Net gain (loss) on investments....................................          1,705,023          13,769,401           (4,053,452)
                                                                         ------------------  ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $       1,377,464   $      12,332,449    $       1,150,375
                                                                         ==================  ==================  ===================


                                                                           HARTFORD INDEX
                                                                              HLS FUND
                                                                           SUB-ACCOUNT (5)
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $       2,434,807
                                                                         ------------------
   Administrative charges..............................................                 --
   Mortality and expense risk charges..................................         (1,811,108)
                                                                         ------------------
     Total expenses....................................................         (1,811,108)
                                                                         ------------------
     Net investment income (loss)......................................            623,699
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................         88,857,705
   Net realized gain distributions.....................................          7,610,750
   Change in unrealized appreciation (depreciation) during the period..        (92,648,553)
                                                                         ------------------
     Net gain (loss) on investments....................................          3,819,902
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...  $       4,443,601
                                                                         ==================

(3) Effective June 23, 2014 Hartford Global Research HLS Fund merged with Hartford Global Growth HLS Fund.

(4) Effective June 23, 2014 Hartford Growth HLS Fund merged with Hartford Growth Opportunities HLS Fund.

(5) Effective October 20, 2014 Hartford Index HLS Fund merged with HIMCO VIT Index Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-26

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-27

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                              HARTFORD
                                                                            INTERNATIONAL        HARTFORD
                                                                            OPPORTUNITIES      SMALL/MID CAP       HARTFORD MIDCAP
                                                                              HLS FUND        EQUITY HLS FUND         HLS FUND
                                                                             SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $       5,233,312   $         347,621   $         164,974
                                                                         ------------------  ------------------  ------------------
   Administrative charges..............................................             (8,373)                 --                  --
   Mortality and expense risk charges..................................         (3,449,751)           (353,159)         (2,214,200)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................         (3,458,124)           (353,159)         (2,214,200)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................          1,775,188              (5,538)         (2,049,226)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................         13,138,636           1,736,960          16,442,548
   Net realized gain distributions.....................................                 --           4,396,427          20,460,349
   Change in unrealized appreciation (depreciation) during the period..        (27,638,581)         (5,435,809)        (18,209,761)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................        (14,499,945)            697,578          18,693,136
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $     (12,724,757)  $         692,040   $      16,643,910
                                                                         ==================  ==================  ==================


                                                                                                 HARTFORD          HARTFORD SMALL
                                                                           HARTFORD MIDCAP    ULTRASHORT BOND          COMPANY
                                                                           VALUE HLS FUND        HLS FUND             HLS FUND
                                                                             SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $        757,254   $              --    $             --
                                                                         ------------------  ------------------  ------------------
   Administrative charges..............................................                 --              (3,845)             (1,892)
   Mortality and expense risk charges..................................         (1,857,076)         (1,498,463)         (1,440,874)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................         (1,857,076)         (1,502,308)         (1,442,766)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................         (1,099,822)         (1,502,308)         (1,442,766)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          8,572,958              67,894           9,063,630
   Net realized gain distributions.....................................         15,529,685                  --          18,295,911
   Change in unrealized appreciation (depreciation) during the period..        (15,209,956)             40,429         (20,508,507)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................          8,892,687             108,323           6,851,034
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $      7,792,865   $      (1,393,985)   $      5,408,268
                                                                         ==================  ==================  ==================

                                                                                                                     HARTFORD
                                                                                                                  U.S. GOVERNMENT
                                                                         HARTFORD SMALLCAP     HARTFORD STOCK       SECURITIES
                                                                          GROWTH HLS FUND         HLS FUND           HLS FUND
                                                                            SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          36,949   $       9,917,083   $       2,740,105
                                                                         ------------------  ------------------  ------------------
   Administrative charges..............................................                 --              (8,597)                 --
   Mortality and expense risk charges..................................         (1,141,619)         (7,341,702)         (1,869,808)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................         (1,141,619)         (7,350,299)         (1,869,808)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................         (1,104,670)          2,566,784             870,297
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          8,178,654          44,963,383          (1,568,266)
   Net realized gain distributions.....................................         13,355,632                  --                  --
   Change in unrealized appreciation (depreciation) during the period..        (17,932,181)          4,656,987           2,359,586
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................          3,602,105          49,620,370             791,320
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $       2,497,435   $      52,187,154   $       1,661,617
                                                                         ==================  ==================  ==================



                                                                           HARTFORD VALUE
                                                                              HLS FUND
                                                                             SUB-ACCOUNT
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $       1,378,192
                                                                         ------------------
   Administrative charges..............................................                 --
   Mortality and expense risk charges..................................         (1,481,590)
                                                                         ------------------
     Total expenses....................................................         (1,481,590)
                                                                         ------------------
     Net investment income (loss)......................................           (103,398)
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          9,251,362
   Net realized gain distributions.....................................                 --
   Change in unrealized appreciation (depreciation) during the period..            (85,621)
                                                                         ------------------
     Net gain (loss) on investments....................................          9,165,741
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...  $       9,062,343
                                                                         ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-28

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-29

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                            HUNTINGTON VA       HUNTINGTON VA
                                                                               INCOME             DIVIDEND          HUNTINGTON VA
                                                                             EQUITY FUND        CAPTURE FUND         GROWTH FUND
                                                                           SUB-ACCOUNT (6)     SUB-ACCOUNT (6)     SUB-ACCOUNT (7)
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $         357,677   $         314,810   $           4,173
                                                                         ------------------  ------------------  ------------------
   Administrative charges..............................................                 --                  --                  --
   Mortality and expense risk charges..................................            (38,089)           (133,810)            (14,015)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................            (38,089)           (133,810)            (14,015)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................            319,588             181,000              (9,842)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            583,599             367,533          (1,072,459)
   Net realized gain distributions.....................................            153,544                  --           1,694,814
   Change in unrealized appreciation (depreciation) during the period..           (756,776)             (2,522)           (674,992)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            (19,633)            365,011             (52,637)
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $         299,955   $         546,011   $         (62,479)
                                                                         ==================  ==================  ==================

                                                                           HUNTINGTON VA        HUNTINGTON VA
                                                                             MID CORP             ROTATING
                                                                           AMERICA FUND         MARKETS FUND
                                                                          SUB-ACCOUNT (8)      SUB-ACCOUNT (9)
                                                                         ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          45,698    $           2,947
                                                                         ------------------  -------------------
   Administrative charges..............................................                 --                   --
   Mortality and expense risk charges..................................            (37,788)              (5,055)
                                                                         ------------------  -------------------
     Total expenses....................................................            (37,788)              (5,055)
                                                                         ------------------  -------------------
     Net investment income (loss)......................................              7,910               (2,108)
                                                                         ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................           (890,136)             (19,841)
   Net realized gain distributions.....................................          2,808,013              221,133
   Change in unrealized appreciation (depreciation) during the period..         (1,839,833)            (208,317)
                                                                         ------------------  -------------------
     Net gain (loss) on investments....................................             78,044               (7,025)
                                                                         ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $          85,954    $          (9,133)
                                                                         ==================  ===================

                                                                            HUNTINGTON VA        HUNTINGTON VA
                                                                            INTERNATIONAL          MORTGAGE
                                                                             EQUITY FUND        SECURITIES FUND
                                                                             SUB-ACCOUNT       SUB-ACCOUNT (10)
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $          13,641    $           7,311
                                                                         -------------------  -------------------
   Administrative charges..............................................                  --                   --
   Mortality and expense risk charges..................................             (10,199)              (1,219)
                                                                         -------------------  -------------------
     Total expenses....................................................             (10,199)              (1,219)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................               3,442                6,092
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              39,802               (5,676)
   Net realized gain distributions.....................................                  --                4,253
   Change in unrealized appreciation (depreciation) during the period..             (98,982)              (3,333)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................             (59,180)              (4,756)
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...   $         (55,738)   $           1,336
                                                                         ===================  ===================

                                                                                               BLACKROCK GLOBAL        BLACKROCK
                                                                            HUNTINGTON VA        OPPORTUNITIES         LARGE CAP
                                                                             SITUS FUND            V.I. FUND       GROWTH V.I. FUND
                                                                           SUB-ACCOUNT (8)        SUB-ACCOUNT         SUB-ACCOUNT
                                                                         -------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $            8,367   $             458   $             281
                                                                         -------------------  ------------------  ------------------
   Administrative charges..............................................                  --                  --                  --
   Mortality and expense risk charges..................................             (56,524)               (904)               (858)
                                                                         -------------------  ------------------  ------------------
     Total expenses....................................................             (56,524)               (904)               (858)
                                                                         -------------------  ------------------  ------------------
     Net investment income (loss)......................................             (48,157)               (446)               (577)
                                                                         -------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             118,807               1,722                 257
   Net realized gain distributions.....................................              86,246               1,499               6,857
   Change in unrealized appreciation (depreciation) during the period..            (384,739)             (5,696)               (756)
                                                                         -------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            (179,686)             (2,475)              6,358
                                                                         -------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $         (227,843)  $          (2,921)  $           5,781
                                                                         ===================  ==================  ==================

(6) Effective June 23, 2014 Huntington VA Income Equity Fund merged with Huntington VA Dividend Capture Fund.

(7)   Effective May 16, 2014 Huntington VA Growth Fund was liquidated.

(8) Effective June 23, 2014 Huntington VA Mid Corp America Fund merged with Huntington VA Situs Fund.

(9) Effective May 16, 2014 Huntington VA Rotating Markets Fund was liquidated.

(10) Effective May 16, 2014 Huntington VA Mortgage Securities Fund was liquidated.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-30

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-31

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------




                                                                                                 INVESCO V.I.
                                                                            UIF U.S. REAL         EQUITY AND
                                                                          ESTATE PORTFOLIO        INCOME FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $           5,886   $            7,763
                                                                         -------------------  -------------------
   Administrative charges..............................................                  --                   --
   Mortality and expense risk charges..................................              (5,929)              (6,393)
                                                                         -------------------  -------------------
     Total expenses....................................................              (5,929)              (6,393)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................                 (43)               1,370
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................               6,314               22,517
   Net realized gain distributions.....................................                  --               23,943
   Change in unrealized appreciation (depreciation) during the period..             105,043               (9,658)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................             111,357               36,802
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...   $         111,314   $           38,172
                                                                         ===================  ===================

                                                                                               COLUMBIA VARIABLE
                                                                                                 PORTFOLIO --
                                                                                                    MARSICO
                                                                             UIF MID CAP         INTERNATIONAL
                                                                          GROWTH PORTFOLIO    OPPORTUNITIES FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $              --   $            2,205
                                                                         -------------------  -------------------
   Administrative charges..............................................                  --               (4,157)
   Mortality and expense risk charges..................................              (6,913)            (121,676)
                                                                         -------------------  -------------------
     Total expenses....................................................              (6,913)            (125,833)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................              (6,913)            (123,628)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              12,642              549,147
   Net realized gain distributions.....................................              78,647                   --
   Change in unrealized appreciation (depreciation) during the period..             (84,951)          (1,016,956)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................               6,338             (467,809)
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...   $            (575)  $         (591,437)
                                                                         ===================  ===================


                                                                          COLUMBIA VARIABLE
                                                                            PORTFOLIO --       COLUMBIA VARIABLE
                                                                           MARSICO FOCUSED    PORTFOLIO -- ASSET
                                                                            EQUITIES FUND       ALLOCATION FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $         110,179   $           67,831
                                                                         -------------------  -------------------
   Administrative charges..............................................              (5,447)                  --
   Mortality and expense risk charges..................................            (297,624)             (38,595)
                                                                         -------------------  -------------------
     Total expenses....................................................            (303,071)             (38,595)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................            (192,892)              29,236
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................           1,083,212               (1,391)
   Net realized gain distributions.....................................           3,544,619               60,415
   Change in unrealized appreciation (depreciation) during the period..          (2,158,136)             137,404
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................           2,469,695              196,428
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...   $       2,276,803   $          225,664
                                                                         ===================  ===================


                                                                          COLUMBIA VARIABLE    COLUMBIA VARIABLE
                                                                            PORTFOLIO --         PORTFOLIO --
                                                                               MARSICO           MARSICO 21ST
                                                                             GROWTH FUND         CENTURY FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $          31,029   $               --
                                                                         -------------------  -------------------
   Administrative charges..............................................              (3,450)              (1,286)
   Mortality and expense risk charges..................................            (207,952)             (48,077)
                                                                         -------------------  -------------------
     Total expenses....................................................            (211,402)             (49,363)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................            (180,373)             (49,363)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................           1,840,174              323,675
   Net realized gain distributions.....................................           2,168,128              145,150
   Change in unrealized appreciation (depreciation) during the period..          (2,716,982)            (176,214)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................           1,291,320              292,611
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...   $       1,110,947   $          243,248
                                                                         ===================  ===================


                                                                          COLUMBIA VARIABLE    COLUMBIA VARIABLE
                                                                            PORTFOLIO --         PORTFOLIO --
                                                                              DIVIDEND              INCOME
                                                                          OPPORTUNITY FUND    OPPORTUNITIES FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $              --   $               --
                                                                         -------------------  -------------------
   Administrative charges..............................................                  --               (1,137)
   Mortality and expense risk charges..................................            (138,556)             (97,470)
                                                                         -------------------  -------------------
     Total expenses....................................................            (138,556)             (98,607)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................            (138,556)             (98,607)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             636,691              (56,973)
   Net realized gain distributions.....................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period..             210,943              312,553
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................             847,634              255,580
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...   $         709,078   $          156,973
                                                                         ===================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-32

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-33

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                          COLUMBIA VARIABLE
                                                                            PORTFOLIO --
                                                                           MID CAP GROWTH         OPPENHEIMER
                                                                          OPPORTUNITY FUND      GLOBAL FUND/VA
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $              --    $           7,543
                                                                         -------------------  -------------------
   Administrative charges..............................................              (1,379)                  --
   Mortality and expense risk charges..................................            (115,824)             (11,137)
                                                                         -------------------  -------------------
     Total expenses....................................................            (117,203)             (11,137)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................            (117,203)              (3,594)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             369,436               17,322
   Net realized gain distributions.....................................                  --               39,689
   Change in unrealized appreciation (depreciation) during the period..             118,591              (49,083)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................             488,027                7,928
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...   $         370,824    $           4,334
                                                                         ===================  ===================


                                                                              PUTNAM VT
                                                                              SMALL CAP        PIMCO VIT REAL       PIONEER FUND
                                                                             VALUE FUND       RETURN PORTFOLIO      VCT PORTFOLIO
                                                                             SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                                                         ------------------  ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $           2,110   $          16,578   $          114,753
                                                                         ------------------  ------------------  -------------------
   Administrative charges..............................................                 --                  --                   --
   Mortality and expense risk charges..................................             (5,346)            (14,584)            (194,733)
                                                                         ------------------  ------------------  -------------------
     Total expenses....................................................             (5,346)            (14,584)            (194,733)
                                                                         ------------------  ------------------  -------------------
     Net investment income (loss)......................................             (3,236)              1,994              (79,980)
                                                                         ------------------  ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             (7,107)             (2,957)             729,030
   Net realized gain distributions.....................................            104,430                  --              910,338
   Change in unrealized appreciation (depreciation) during the period..            (90,189)             26,007             (442,487)
                                                                         ------------------  ------------------  -------------------
     Net gain (loss) on investments....................................              7,134              23,050            1,196,881
                                                                         ------------------  ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $           3,898   $          25,044   $        1,116,901
                                                                         ==================  ==================  ===================


                                                                           PIONEER MID CAP
                                                                              VALUE VCT         JENNISON 20/20
                                                                              PORTFOLIO         FOCUS PORTFOLIO
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $           1,772    $              --
                                                                         -------------------  -------------------
   Administrative charges..............................................                  --                   --
   Mortality and expense risk charges..................................              (3,386)              (1,797)
                                                                         -------------------  -------------------
     Total expenses....................................................              (3,386)              (1,797)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................              (1,614)              (1,797)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................               4,837               20,553
   Net realized gain distributions.....................................              36,373                   --
   Change in unrealized appreciation (depreciation) during the period..              (7,999)             (13,012)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................              33,211                7,541
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $           31,597    $           5,744
                                                                         ===================  ===================



                                                                                                  PRUDENTIAL
                                                                         JENNISON PORTFOLIO     VALUE PORTFOLIO
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $              --   $              --
                                                                         -------------------  ------------------
   Administrative charges..............................................                  --                  --
   Mortality and expense risk charges..................................              (8,565)             (7,497)
                                                                         -------------------  ------------------
     Total expenses....................................................              (8,565)             (7,497)
                                                                         -------------------  ------------------
     Net investment income (loss)......................................              (8,565)             (7,497)
                                                                         -------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................               6,744             (12,744)
   Net realized gain distributions.....................................                  --                  --
   Change in unrealized appreciation (depreciation) during the period..              49,175              53,347
                                                                         -------------------  ------------------
     Net gain (loss) on investments....................................              55,919              40,603
                                                                         -------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $          47,354   $          33,106
                                                                         ===================  ==================


                                                                          PRUDENTIAL SERIES
                                                                          SP INTERNATIONAL
                                                                          GROWTH PORTFOLIO
                                                                             SUB-ACCOUNT
                                                                         -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $               --
                                                                         -------------------
   Administrative charges..............................................                  --
   Mortality and expense risk charges..................................                (945)
                                                                         -------------------
     Total expenses....................................................                (945)
                                                                         -------------------
     Net investment income (loss)......................................                (945)
                                                                         -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................               1,980
   Net realized gain distributions.....................................                  --
   Change in unrealized appreciation (depreciation) during the period..              (6,044)
                                                                         -------------------
     Net gain (loss) on investments....................................              (4,064)
                                                                         -------------------
     Net increase (decrease) in net assets resulting from operations...  $           (5,009)
                                                                         ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-34

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-35

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                                                  LEGG MASON
                                                                           ROYCE SMALL-CAP        CLEARBRIDGE
                                                                              PORTFOLIO        APPRECIATION FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $             904   $           2,075
                                                                         -------------------  ------------------
   Administrative charges..............................................                  --                  --
   Mortality and expense risk charges..................................             (11,885)             (2,270)
                                                                         -------------------  ------------------
     Total expenses....................................................             (11,885)             (2,270)
                                                                         -------------------  ------------------
     Net investment income (loss)......................................             (10,981)               (195)
                                                                         -------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              99,832               1,433
   Net realized gain distributions.....................................              83,330               8,204
   Change in unrealized appreciation (depreciation) during the period..            (167,379)             11,743
                                                                         -------------------  ------------------
     Net gain (loss) on investments....................................              15,783              21,380
                                                                         -------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $           4,802   $          21,185
                                                                         ===================  ==================

                                                                          VICTORY VARIABLE
                                                                              INSURANCE
                                                                             DIVERSIFIED         INVESCO V.I.
                                                                             STOCK FUND          COMSTOCK FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $            4,599   $            2,761
                                                                         -------------------  -------------------
   Administrative charges..............................................                  --                   --
   Mortality and expense risk charges..................................              (6,873)              (2,962)
                                                                         -------------------  -------------------
     Total expenses....................................................              (6,873)              (2,962)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................              (2,274)                (201)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              23,582               11,871
   Net realized gain distributions.....................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period..              20,944                4,131
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................              44,526               16,002
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $           42,252   $           15,801
                                                                         ===================  ===================

                                                                                                 WELLS FARGO          WELLS FARGO
                                                                            INVESCO V.I.        ADVANTAGE VT         ADVANTAGE VT
                                                                              AMERICAN           INDEX ASSET         TOTAL RETURN
                                                                           FRANCHISE FUND      ALLOCATION FUND         BOND FUND
                                                                             SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $             527   $             193   $             152
                                                                         -------------------  ------------------  ------------------
   Administrative charges..............................................                  --                  --                  --
   Mortality and expense risk charges..................................             (17,852)               (240)               (206)
                                                                         -------------------  ------------------  ------------------
     Total expenses....................................................             (17,852)               (240)               (206)
                                                                         -------------------  ------------------  ------------------
     Net investment income (loss)......................................             (17,325)                (47)                (54)
                                                                         -------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              95,306                  60                   4
   Net realized gain distributions.....................................                  --                  --                  --
   Change in unrealized appreciation (depreciation) during the period..               7,555               1,853                 449
                                                                         -------------------  ------------------  ------------------
     Net gain (loss) on investments....................................             102,861               1,913                 453
                                                                         -------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $          85,536   $           1,866   $             399
                                                                         ===================  ==================  ==================

                                                                             WELLS FARGO          WELLS FARGO
                                                                            ADVANTAGE VT         ADVANTAGE VT
                                                                              INTRINSIC          INTERNATIONAL
                                                                             VALUE FUND           EQUITY FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $               18    $         177,460
                                                                         -------------------  -------------------
   Administrative charges..............................................                  --                   --
   Mortality and expense risk charges..................................                 (39)             (95,643)
                                                                         -------------------  -------------------
     Total expenses....................................................                 (39)             (95,643)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................                 (21)              81,817
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                  40              153,847
   Net realized gain distributions.....................................                  --              138,949
   Change in unrealized appreciation (depreciation) during the period..                 172             (838,352)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................                 212             (545,556)
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $              191    $        (463,739)
                                                                         ===================  ===================

                                                                             WELLS FARGO
                                                                            ADVANTAGE VT
                                                                              SMALL CAP
                                                                             GROWTH FUND
                                                                             SUB-ACCOUNT
                                                                         -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $              --
                                                                         -------------------
   Administrative charges..............................................                  --
   Mortality and expense risk charges..................................             (47,506)
                                                                         -------------------
     Total expenses....................................................             (47,506)
                                                                         -------------------
     Net investment income (loss)......................................             (47,506)
                                                                         -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             287,753
   Net realized gain distributions.....................................             298,299
   Change in unrealized appreciation (depreciation) during the period..            (687,241)
                                                                         -------------------
     Net gain (loss) on investments....................................            (101,189)
                                                                         -------------------
     Net increase (decrease) in net assets resulting from operations...   $        (148,695)
                                                                         ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-36

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-37

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONCLUDED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                             WELLS FARGO
                                                                            ADVANTAGE VT          WELLS FARGO
                                                                              SMALL CAP          ADVANTAGE VT
                                                                             VALUE FUND        OPPORTUNITY FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $           31,683   $           12,524
                                                                         -------------------  -------------------
   Administrative charges..............................................                  --                   --
   Mortality and expense risk charges..................................             (85,435)             (61,285)
                                                                         -------------------  -------------------
     Total expenses....................................................             (85,435)             (61,285)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................             (53,752)             (48,761)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             444,882              589,740
   Net realized gain distributions.....................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period..            (214,307)            (142,523)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................             230,575              447,217
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $          176,823   $          398,456
                                                                         ===================  ===================


                                                                              HIMCO VIT
                                                                             INDEX FUND
                                                                             SUB-ACCOUNT
                                                                               (5)(11)
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              --
                                                                         ------------------
   Administrative charges..............................................                 --
   Mortality and expense risk charges..................................           (466,413)
                                                                         ------------------
     Total expenses....................................................           (466,413)
                                                                         ------------------
     Net investment income (loss)......................................           (466,413)
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            464,970
   Net realized gain distributions.....................................                 --
   Change in unrealized appreciation (depreciation) during the period..         15,298,384
                                                                         ------------------
     Net gain (loss) on investments....................................         15,763,354
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...  $      15,296,941
                                                                         ==================

(5) Effective October 20, 2014 Hartford Index HLS Fund merged with HIMCO VIT Index Fund.

(11)  Funded as of October 17, 2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-38

---------------------------------------------------------------------------
[This page intentionally left blank]



--------------------------------------------------------------------------------
                                    SA-39

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                  AMERICAN
                                                                                CENTURY(R) VP      ALLIANCEBERNSTEIN
                                                                                   CAPITAL         VPS INTERNATIONAL
                                                                              APPRECIATION FUND     VALUE PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $         (53,838)  $            6,671
   Net realized gain (loss) on security transactions.......................             204,769              (76,187)
   Net realized gain distributions.........................................             910,537                   --
   Change in unrealized appreciation (depreciation) during the period......            (780,364)              39,392
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             281,104              (30,124)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              40,032                4,828
   Net transfers...........................................................             222,720              (33,682)
   Surrenders for benefit payments and fees................................            (701,565)            (145,260)
   Other transactions......................................................                 (15)                   2
   Death benefits..........................................................                  --                   --
   Net loan activity.......................................................                  (2)                  --
   Net annuity transactions................................................                (681)                  --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (439,511)            (174,112)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................            (158,407)            (204,236)

NET ASSETS:
   Beginning of period.....................................................           4,375,776              441,922
                                                                             -------------------  -------------------
   End of period...........................................................   $       4,217,369   $          237,686
                                                                             ===================  ===================



                                                                              INVESCO V.I. CORE    INVESCO V.I. HIGH
                                                                                 EQUITY FUND          YIELD FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (19,637)   $          59,297
   Net realized gain (loss) on security transactions.......................             245,478              (40,621)
   Net realized gain distributions.........................................              16,521                   --
   Change in unrealized appreciation (depreciation) during the period......              (4,178)             (12,350)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             238,184                6,326
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              11,345                   60
   Net transfers...........................................................            (339,852)             104,710
   Surrenders for benefit payments and fees................................            (455,964)            (188,127)
   Other transactions......................................................               1,666                  202
   Death benefits..........................................................             (34,296)             (15,439)
   Net loan activity.......................................................                  --                   --
   Net annuity transactions................................................              29,592                9,263
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (787,509)             (89,331)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................            (549,325)             (83,005)

NET ASSETS:
   Beginning of period.....................................................           3,973,014            2,015,042
                                                                             -------------------  -------------------
   End of period...........................................................  $        3,423,689    $       1,932,037
                                                                             ===================  ===================


                                                                                                   ALLIANCEBERNSTEIN
                                                                             INVESCO V.I. MONEY     VPS GROWTH AND
                                                                                 MARKET FUND       INCOME PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $         (277,233)   $          (5,043)
   Net realized gain (loss) on security transactions.......................                  --               44,847
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......                  --               96,988
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........            (277,233)             136,792
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             134,931                  480
   Net transfers...........................................................          38,372,502              (18,404)
   Surrenders for benefit payments and fees................................         (31,106,043)            (307,575)
   Other transactions......................................................                 389                   (7)
   Death benefits..........................................................            (219,556)             (78,898)
   Net loan activity.......................................................                  --                   --
   Net annuity transactions................................................              10,725               41,009
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..           7,192,948             (363,395)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................           6,915,715             (226,603)

NET ASSETS:
   Beginning of period.....................................................          12,062,873            2,051,418
                                                                             -------------------  -------------------
   End of period...........................................................  $       18,978,588    $       1,824,815
                                                                             ===================  ===================


                                                                              ALLIANCEBERNSTEIN
                                                                              VPS INTERMEDIATE      AMERICAN FUNDS
                                                                               BOND PORTFOLIO         GROWTH FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $           39,859   $           (1,625)
   Net realized gain (loss) on security transactions.......................              (8,075)              18,606
   Net realized gain distributions.........................................              30,646               14,198
   Change in unrealized appreciation (depreciation) during the period......              45,993              (14,229)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             108,423               16,950
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  60                  495
   Net transfers...........................................................             930,040              (12,999)
   Surrenders for benefit payments and fees................................            (628,745)             (51,897)
   Other transactions......................................................                   4                    1
   Death benefits..........................................................             (25,606)                  --
   Net loan activity.......................................................                  --                   --
   Net annuity transactions................................................             248,256                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..             524,009              (64,400)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................             632,432              (47,450)

NET ASSETS:
   Beginning of period.....................................................           2,220,381              325,243
                                                                             -------------------  -------------------
   End of period...........................................................  $        2,852,813   $          277,793
                                                                             ===================  ===================

                                                                              STERLING CAPITAL
                                                                                EQUITY INCOME     STERLING CAPITAL
                                                                                  VARIABLE             SPECIAL
                                                                               INSURANCE FUND     OPPORTUNITIES VIF
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          74,260   $         (108,513)
   Net realized gain (loss) on security transactions.......................           (187,230)             539,414
   Net realized gain distributions.........................................                 --            1,061,013
   Change in unrealized appreciation (depreciation) during the period......            425,985             (408,959)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........            313,015            1,082,955
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................            127,729               43,827
   Net transfers...........................................................           (321,547)              75,480
   Surrenders for benefit payments and fees................................         (1,883,508)            (901,533)
   Other transactions......................................................                 (9)                   1
   Death benefits..........................................................           (295,972)            (420,881)
   Net loan activity.......................................................                 --                   --
   Net annuity transactions................................................             55,125               (2,699)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (2,318,182)          (1,205,805)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets...................................         (2,005,167)            (122,850)

NET ASSETS:
   Beginning of period.....................................................         13,387,541            7,832,632
                                                                             ------------------  -------------------
   End of period...........................................................  $      11,382,374   $        7,709,782
                                                                             ==================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-40

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-41

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                              STERLING CAPITAL
                                                                                TOTAL RETURN        CALVERT VP SRI
                                                                                  BOND VIF        BALANCED PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $           33,055    $           4,154
   Net realized gain (loss) on security transactions.......................             (14,799)              78,718
   Net realized gain distributions.........................................              26,171               96,274
   Change in unrealized appreciation (depreciation) during the period......              33,752              (68,694)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........              78,179              110,452
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --                2,766
   Net transfers...........................................................             193,002               79,636
   Surrenders for benefit payments and fees................................            (242,162)            (199,182)
   Other transactions......................................................                 173                    5
   Death benefits..........................................................                  --                   --
   Net loan activity.......................................................                  --                   (2)
   Net annuity transactions................................................             (33,189)             (18,059)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..             (82,176)            (134,836)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................              (3,997)             (24,384)

NET ASSETS:
   Beginning of period.....................................................           2,143,292            1,460,961
                                                                             -------------------  -------------------
   End of period...........................................................  $        2,139,295    $       1,436,577
                                                                             ===================  ===================

                                                                              COLUMBIA VARIABLE       WELLS FARGO
                                                                             PORTFOLIO -- SMALL      ADVANTAGE VT
                                                                                   COMPANY               OMEGA
                                                                                 GROWTH FUND          GROWTH FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (71,392)  $          (46,127)
   Net realized gain (loss) on security transactions.......................             264,444              250,845
   Net realized gain distributions.........................................              74,713              586,621
   Change in unrealized appreciation (depreciation) during the period......            (618,799)            (725,664)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........            (351,034)              65,675
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              33,605                  300
   Net transfers...........................................................            (299,223)            (173,393)
   Surrenders for benefit payments and fees................................            (632,189)            (621,454)
   Other transactions......................................................                 (33)                   4
   Death benefits..........................................................             (50,455)              (7,552)
   Net loan activity.......................................................                  --                   --
   Net annuity transactions................................................              (2,884)                (617)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (951,179)            (802,712)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          (1,302,213)            (737,037)

NET ASSETS:
   Beginning of period.....................................................           5,334,295            3,604,415
                                                                             -------------------  -------------------
   End of period...........................................................  $        4,032,082   $        2,867,378
                                                                             ===================  ===================


                                                                              FIDELITY(R) VIP
                                                                               ASSET MANAGER       FIDELITY(R) VIP
                                                                                 PORTFOLIO        GROWTH PORTFOLIO
                                                                                SUB-ACCOUNT          SUB-ACCOUNT
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $           2,404   $          (77,113)
   Net realized gain (loss) on security transactions.......................             43,428              911,287
   Net realized gain distributions.........................................             87,236                   --
   Change in unrealized appreciation (depreciation) during the period......            (49,681)            (149,745)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             83,387              684,429
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              5,644               33,100
   Net transfers...........................................................            (12,451)              99,834
   Surrenders for benefit payments and fees................................           (437,105)          (1,520,458)
   Other transactions......................................................                  3                   11
   Death benefits..........................................................                 --                   --
   Net loan activity.......................................................                 --                   (4)
   Net annuity transactions................................................                 --                 (537)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..           (443,909)          (1,388,054)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets...................................           (360,522)            (703,625)

NET ASSETS:
   Beginning of period.....................................................          1,940,307            7,588,914
                                                                             ------------------  -------------------
   End of period...........................................................  $       1,579,785   $        6,885,289
                                                                             ==================  ===================


                                                                               FIDELITY(R) VIP
                                                                                 CONTRAFUND         FIDELITY(R) VIP
                                                                                  PORTFOLIO       OVERSEAS PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $         (43,675)  $           (1,950)
   Net realized gain (loss) on security transactions.......................           1,376,881               45,400
   Net realized gain distributions.........................................             227,098                  511
   Change in unrealized appreciation (depreciation) during the period......            (369,153)            (220,082)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           1,191,151             (176,121)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              65,070               11,393
   Net transfers...........................................................             (69,172)              49,051
   Surrenders for benefit payments and fees................................          (2,106,994)            (519,908)
   Other transactions......................................................                  (5)                   2
   Death benefits..........................................................                  --                   --
   Net loan activity.......................................................                  (3)                  --
   Net annuity transactions................................................                 (49)                  --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (2,111,153)            (459,462)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................            (920,002)            (635,583)

NET ASSETS:
   Beginning of period.....................................................          12,618,132            2,051,973
                                                                             -------------------  -------------------
   End of period...........................................................   $      11,698,130   $        1,416,390
                                                                             ===================  ===================


                                                                               FIDELITY(R) VIP     FIDELITY(R) VIP
                                                                                FREEDOM 2020        FREEDOM 2030
                                                                                  PORTFOLIO           PORTFOLIO
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             -------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $             (334)  $              56
   Net realized gain (loss) on security transactions.......................              30,224               1,232
   Net realized gain distributions.........................................               8,811               1,459
   Change in unrealized appreciation (depreciation) during the period......             (26,078)             (1,399)
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........              12,623               1,348
                                                                             -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --                 593
   Net transfers...........................................................              64,420              (8,318)
   Surrenders for benefit payments and fees................................             (97,113)             (7,080)
   Other transactions......................................................                  --                  --
   Death benefits..........................................................                  --                  --
   Net loan activity.......................................................                  --                  --
   Net annuity transactions................................................                  --                  --
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..             (32,693)            (14,805)
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets...................................             (20,070)            (13,457)

NET ASSETS:
   Beginning of period.....................................................             501,158              94,599
                                                                             -------------------  ------------------
   End of period...........................................................  $          481,088   $          81,142
                                                                             ===================  ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-42

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-43

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                               FIDELITY(R) VIP      FIDELITY(R) VIP
                                                                                FREEDOM 2015         FREEDOM 2025
                                                                                  PORTFOLIO            PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $            1,051    $           4,351
   Net realized gain (loss) on security transactions.......................                 959                1,496
   Net realized gain distributions.........................................               9,908                7,291
   Change in unrealized appreciation (depreciation) during the period......               6,010               (4,923)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........              17,928                8,215
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................               1,900                9,730
   Net transfers...........................................................                  --              430,111
   Surrenders for benefit payments and fees................................                (134)             (35,469)
   Other transactions......................................................                  --                   13
   Death benefits..........................................................                  --                   --
   Net loan activity.......................................................                  --                   --
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..               1,766              404,385
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................              19,694              412,600

NET ASSETS:
   Beginning of period.....................................................             567,535              197,289
                                                                             -------------------  -------------------
   End of period...........................................................  $          587,229    $         609,889
                                                                             ===================  ===================

                                                                               FIDELITY(R) VIP     FIDELITY(R) VIP
                                                                               FREEDOM INCOME       FUNDSMANAGER
                                                                                  PORTFOLIO         20% PORTFOLIO
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             -------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................   $             (91)  $             (11)
   Net realized gain (loss) on security transactions.......................                 509                   9
   Net realized gain distributions.........................................                 198                 122
   Change in unrealized appreciation (depreciation) during the period......                 (49)                134
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........                 567                 254
                                                                             -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................               1,700                  --
   Net transfers...........................................................                  --                  --
   Surrenders for benefit payments and fees................................             (18,960)                 (5)
   Other transactions......................................................                  --                  --
   Death benefits..........................................................                  --                  --
   Net loan activity.......................................................                  --                  --
   Net annuity transactions................................................                  --                  --
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..             (17,260)                 (5)
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets...................................             (16,693)                249

NET ASSETS:
   Beginning of period.....................................................              24,694               9,456
                                                                             -------------------  ------------------
   End of period...........................................................   $           8,001   $           9,705
                                                                             ===================  ==================

                                                                              FIDELITY(R) VIP      FIDELITY(R) VIP
                                                                               FUNDSMANAGER         FUNDSMANAGER
                                                                               50% PORTFOLIO        70% PORTFOLIO
                                                                              SUB-ACCOUNT (1)        SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $            (259)  $             (44)
   Net realized gain (loss) on security transactions.......................              5,122                  34
   Net realized gain distributions.........................................                 25                 153
   Change in unrealized appreciation (depreciation) during the period......             (4,003)                580
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........                885                 723
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                 --                 224
   Net transfers...........................................................            (33,705)                 --
   Surrenders for benefit payments and fees................................                 (2)                (10)
   Other transactions......................................................                 --                  --
   Death benefits..........................................................                 --                  --
   Net loan activity.......................................................                 --                  --
   Net annuity transactions................................................                 --                  --
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (33,707)                214
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................            (32,822)                937

NET ASSETS:
   Beginning of period.....................................................             32,822              18,955
                                                                             ------------------  ------------------
   End of period...........................................................  $              --   $          19,892
                                                                             ==================  ==================

                                                                               FIDELITY(R) VIP
                                                                                FUNDSMANAGER        FRANKLIN INCOME
                                                                                85% PORTFOLIO          VIP FUND
                                                                                 SUB-ACCOUNT        SUB-ACCOUNT (2)
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $              118   $           76,565
   Net realized gain (loss) on security transactions.......................                   1               25,718
   Net realized gain distributions.........................................                 291                   --
   Change in unrealized appreciation (depreciation) during the period......                (540)             (28,404)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........                (130)              73,879
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                 223                  886
   Net transfers...........................................................              27,888               13,078
   Surrenders for benefit payments and fees................................                  (3)            (356,252)
   Other transactions......................................................                  --                    3
   Death benefits..........................................................                  --                   --
   Net loan activity.......................................................                  --                   --
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..              28,108             (342,285)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................              27,978             (268,406)

NET ASSETS:
   Beginning of period.....................................................               1,176            2,098,156
                                                                             -------------------  -------------------
   End of period...........................................................  $           29,154   $        1,829,750
                                                                             ===================  ===================

                                                                                                    HARTFORD TOTAL
                                                                              HARTFORD BALANCED       RETURN BOND
                                                                                  HLS FUND             HLS FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $       3,364,984    $       6,601,673
   Net realized gain (loss) on security transactions.......................          57,770,420            3,067,998
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......          17,844,789            7,570,602
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........          78,980,193           17,240,273
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................           5,562,459            2,263,876
   Net transfers...........................................................          (2,156,998)           3,366,064
   Surrenders for benefit payments and fees................................        (151,165,927)         (68,435,211)
   Other transactions......................................................              56,481                9,304
   Death benefits..........................................................         (27,802,612)          (9,207,595)
   Net loan activity.......................................................                  --                   (2)
   Net annuity transactions................................................           5,587,337            2,831,335
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..        (169,919,260)         (69,172,229)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................         (90,939,067)         (51,931,956)

NET ASSETS:
   Beginning of period.....................................................       1,047,240,329          422,212,220
                                                                             -------------------  -------------------
   End of period...........................................................   $     956,301,262    $     370,280,264
                                                                             ===================  ===================

(1)   Not funded as of December 31, 2014

(2)   Formerly Franklin Income Securities Fund. Change effective May 1, 2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-44

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-45

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                               HARTFORD CAPITAL     HARTFORD DIVIDEND
                                                                                 APPRECIATION          AND GROWTH
                                                                                   HLS FUND             HLS FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $      (8,100,869)   $       2,023,451
   Net realized gain (loss) on security transactions.........................        117,820,667           54,287,857
   Net realized gain distributions...........................................        214,458,205           84,523,661
   Change in unrealized appreciation (depreciation) during the period........       (237,799,990)         (65,948,144)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........         86,378,013           74,886,825
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................          7,392,259            4,127,258
   Net transfers.............................................................        (24,551,206)          (6,361,759)
   Surrenders for benefit payments and fees..................................       (207,956,774)        (112,634,996)
   Other transactions........................................................              8,567               28,052
   Death benefits............................................................        (27,375,664)         (14,002,801)
   Net loan activity.........................................................                 (9)                  (4)
   Net annuity transactions..................................................          5,104,300            3,487,364
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....       (247,378,527)        (125,356,886)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................       (161,000,514)         (50,470,061)

NET ASSETS:
   Beginning of period.......................................................      1,628,087,321          733,690,562
                                                                               ------------------  -------------------
   End of period.............................................................  $   1,467,086,807    $     683,220,501
                                                                               ==================  ===================

                                                                                 HARTFORD GLOBAL       HARTFORD
                                                                                    RESEARCH          HEALTHCARE
                                                                                    HLS FUND           HLS FUND
                                                                                 SUB-ACCOUNT (3)      SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         146,169   $        (514,592)
   Net realized gain (loss) on security transactions.........................          5,153,335           3,971,627
   Net realized gain distributions...........................................            665,376           3,378,494
   Change in unrealized appreciation (depreciation) during the period........         (4,846,840)          2,771,597
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          1,118,040           9,607,126
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             62,708              17,645
   Net transfers.............................................................        (17,854,969)         (1,077,792)
   Surrenders for benefit payments and fees..................................           (862,980)         (5,612,678)
   Other transactions........................................................                174               1,425
   Death benefits............................................................            (99,619)           (447,077)
   Net loan activity.........................................................                 --                  --
   Net annuity transactions..................................................            (65,966)            266,820
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (18,820,652)         (6,851,657)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................        (17,702,612)          2,755,469

NET ASSETS:
   Beginning of period.......................................................         17,702,612          41,176,682
                                                                               ------------------  ------------------
   End of period.............................................................  $              --   $      43,932,151
                                                                               ==================  ==================

                                                                                                         HARTFORD
                                                                                 HARTFORD GLOBAL    DISCIPLINED EQUITY
                                                                                 GROWTH HLS FUND         HLS FUND
                                                                                 SUB-ACCOUNT (3)        SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $        (919,995)   $       (866,576)
   Net realized gain (loss) on security transactions.........................           5,310,298           9,910,454
   Net realized gain distributions...........................................                  --             877,701
   Change in unrealized appreciation (depreciation) during the period........            (306,223)          2,331,720
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........           4,084,080          12,253,299
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             581,791             675,860
   Net transfers.............................................................          16,764,701            (647,670)
   Surrenders for benefit payments and fees..................................         (12,616,557)        (15,499,845)
   Other transactions........................................................               1,861               3,090
   Death benefits............................................................          (1,395,228)         (2,104,863)
   Net loan activity.........................................................                  --                  --
   Net annuity transactions..................................................             507,367             656,758
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           3,843,935         (16,916,670)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................           7,928,015          (4,663,371)

NET ASSETS:
   Beginning of period.......................................................          83,486,826          97,256,674
                                                                               -------------------  ------------------
   End of period.............................................................   $      91,414,841    $     92,593,303
                                                                               ===================  ==================

                                                                                                    HARTFORD GROWTH
                                                                                 HARTFORD GROWTH     OPPORTUNITIES
                                                                                    HLS FUND           HLS FUND
                                                                                 SUB-ACCOUNT (4)    SUB-ACCOUNT (4)
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (327,559)  $      (1,436,952)
   Net realized gain (loss) on security transactions.........................          7,357,224           7,158,412
   Net realized gain distributions...........................................         14,457,121          20,512,370
   Change in unrealized appreciation (depreciation) during the period........        (20,109,322)        (13,901,381)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          1,377,464          12,332,449
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            251,893             801,715
   Net transfers.............................................................        (49,012,083)         48,815,689
   Surrenders for benefit payments and fees..................................         (4,234,955)        (17,479,187)
   Other transactions........................................................             13,630               9,077
   Death benefits............................................................           (432,457)         (1,813,086)
   Net loan activity.........................................................                 --                  --
   Net annuity transactions..................................................           (373,489)            565,247
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (53,787,461)         30,899,455
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................        (52,409,997)         43,231,904

NET ASSETS:
   Beginning of period.......................................................         52,409,997          84,274,998
                                                                               ------------------  ------------------
   End of period.............................................................  $              --   $     127,506,902
                                                                               ==================  ==================

                                                                                    HARTFORD
                                                                                   HIGH YIELD         HARTFORD INDEX
                                                                                    HLS FUND             HLS FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT (5)
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $       5,203,827   $         623,699
   Net realized gain (loss) on security transactions.........................          (1,025,188)         88,857,705
   Net realized gain distributions...........................................                  --           7,610,750
   Change in unrealized appreciation (depreciation) during the period........          (3,028,264)        (92,648,553)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........           1,150,375           4,443,601
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             662,881             514,107
   Net transfers.............................................................          (1,395,712)       (162,856,094)
   Surrenders for benefit payments and fees..................................         (16,232,283)        (17,979,917)
   Other transactions........................................................                 486               1,567
   Death benefits............................................................          (1,791,154)         (1,812,135)
   Net loan activity.........................................................                  --                 (12)
   Net annuity transactions..................................................             390,169          (2,757,256)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (18,365,613)       (184,889,740)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................         (17,215,238)       (180,446,139)

NET ASSETS:
   Beginning of period.......................................................          95,403,790         180,446,139
                                                                               -------------------  ------------------
   End of period.............................................................   $      78,188,552   $              --
                                                                               ===================  ==================

(3) Effective June 23, 2014 Hartford Global Research HLS Fund merged with Hartford Global Growth HLS Fund.

(4) Effective June 23, 2014 Hartford Growth HLS Fund merged with Hartford Growth Opportunities HLS Fund.

(5) Effective October 20, 2014 Hartford Index HLS Fund merged with HIMCO VIT Index Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-46

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-47

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                    HARTFORD
                                                                                  INTERNATIONAL         HARTFORD
                                                                                  OPPORTUNITIES       SMALL/MID CAP
                                                                                    HLS FUND         EQUITY HLS FUND
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $       1,775,188   $          (5,538)
   Net realized gain (loss) on security transactions.........................         13,138,636           1,736,960
   Net realized gain distributions...........................................                 --           4,396,427
   Change in unrealized appreciation (depreciation) during the period........        (27,638,581)         (5,435,809)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........        (12,724,757)            692,040
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................          1,612,549             166,144
   Net transfers.............................................................         (1,018,306)         (1,823,613)
   Surrenders for benefit payments and fees..................................        (37,309,335)         (3,664,212)
   Other transactions........................................................              9,815               1,154
   Death benefits............................................................         (4,057,406)           (394,902)
   Net loan activity.........................................................                 (5)                 --
   Net annuity transactions..................................................          1,041,054              76,823
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (39,721,634)         (5,638,606)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................        (52,446,391)         (4,946,566)

NET ASSETS:
   Beginning of period.......................................................        269,383,602          25,838,575
                                                                               ------------------  ------------------
   End of period.............................................................  $     216,937,211   $      20,892,009
                                                                               ==================  ==================



                                                                                HARTFORD MIDCAP      HARTFORD MIDCAP
                                                                                   HLS FUND          VALUE HLS FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $      (2,049,226)  $      (1,099,822)
   Net realized gain (loss) on security transactions.........................         16,442,548           8,572,958
   Net realized gain distributions...........................................         20,460,349          15,529,685
   Change in unrealized appreciation (depreciation) during the period........        (18,209,761)        (15,209,956)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........         16,643,910           7,792,865
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            508,079             948,262
   Net transfers.............................................................         (4,746,006)            894,083
   Surrenders for benefit payments and fees..................................        (19,316,731)        (18,853,245)
   Other transactions........................................................              2,876                 975
   Death benefits............................................................         (3,616,468)         (2,500,144)
   Net loan activity.........................................................                 --                  --
   Net annuity transactions..................................................          1,039,041             141,963
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (26,129,209)        (19,368,106)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (9,485,299)        (11,575,241)

NET ASSETS:
   Beginning of period.......................................................        179,429,154         128,470,601
                                                                               ------------------  ------------------
   End of period.............................................................  $     169,943,855   $     116,895,360
                                                                               ==================  ==================


                                                                                   HARTFORD         HARTFORD SMALL
                                                                                ULTRASHORT BOND         COMPANY
                                                                                   HLS FUND            HLS FUND
                                                                                  SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $      (1,502,308)  $      (1,442,766)
   Net realized gain (loss) on security transactions.........................             67,894           9,063,630
   Net realized gain distributions...........................................                 --          18,295,911
   Change in unrealized appreciation (depreciation) during the period........             40,429         (20,508,507)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........         (1,393,985)          5,408,268
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................          1,229,336             549,581
   Net transfers.............................................................        (10,797,657)         (3,174,887)
   Surrenders for benefit payments and fees..................................        (20,571,636)        (13,391,515)
   Other transactions........................................................              6,063               3,484
   Death benefits............................................................         (2,625,618)         (2,140,367)
   Net loan activity.........................................................                 --                  --
   Net annuity transactions..................................................            985,114             312,837
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (31,774,398)        (17,840,867)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................        (33,168,383)        (12,432,599)

NET ASSETS:
   Beginning of period.......................................................        121,294,430         112,459,420
                                                                               ------------------  ------------------
   End of period.............................................................  $      88,126,047   $     100,026,821
                                                                               ==================  ==================



                                                                                HARTFORD SMALLCAP   HARTFORD STOCK
                                                                                 GROWTH HLS FUND       HLS FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $      (1,104,670)  $       2,566,784
   Net realized gain (loss) on security transactions.........................          8,178,654          44,963,383
   Net realized gain distributions...........................................         13,355,632                  --
   Change in unrealized appreciation (depreciation) during the period........        (17,932,181)          4,656,987
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          2,497,435          52,187,154
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            312,016           2,832,320
   Net transfers.............................................................         (3,758,679)        (10,107,331)
   Surrenders for benefit payments and fees..................................        (12,605,905)        (77,816,312)
   Other transactions........................................................              3,591             (11,954)
   Death benefits............................................................         (1,063,666)        (10,312,586)
   Net loan activity.........................................................                 --                  (4)
   Net annuity transactions..................................................            263,303           1,740,850
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (16,849,340)        (93,675,017)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................        (14,351,905)        (41,487,863)

NET ASSETS:
   Beginning of period.......................................................         84,357,776         596,911,162
                                                                               ------------------  ------------------
   End of period.............................................................  $      70,005,871   $     555,423,299
                                                                               ==================  ==================

                                                                                   HARTFORD
                                                                                U.S. GOVERNMENT
                                                                                  SECURITIES         HARTFORD VALUE
                                                                                   HLS FUND             HLS FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         870,297    $       (103,398)
   Net realized gain (loss) on security transactions.........................         (1,568,266)          9,251,362
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........          2,359,586             (85,621)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          1,661,617           9,062,343
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................          1,180,104             466,420
   Net transfers.............................................................          2,583,962          (2,154,121)
   Surrenders for benefit payments and fees..................................        (21,655,969)        (17,332,453)
   Other transactions........................................................              4,429                 271
   Death benefits............................................................         (4,310,435)         (2,144,697)
   Net loan activity.........................................................                 --                  --
   Net annuity transactions..................................................            652,438             242,251
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (21,545,471)        (20,922,329)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................        (19,883,854)        (11,859,986)

NET ASSETS:
   Beginning of period.......................................................        135,461,174         108,099,539
                                                                               ------------------  ------------------
   End of period.............................................................  $     115,577,320    $     96,239,553
                                                                               ==================  ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-48

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-49

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                HUNTINGTON VA       HUNTINGTON VA
                                                                                   INCOME             DIVIDEND
                                                                                 EQUITY FUND        CAPTURE FUND
                                                                               SUB-ACCOUNT (6)     SUB-ACCOUNT (6)
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $         319,588   $         181,000
   Net realized gain (loss) on security transactions.......................            583,599             367,533
   Net realized gain distributions.........................................            153,544                  --
   Change in unrealized appreciation (depreciation) during the period......           (756,776)             (2,522)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........            299,955             546,011
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             21,952             100,444
   Net transfers...........................................................         (5,132,265)          4,399,348
   Surrenders for benefit payments and fees................................           (686,298)         (2,404,750)
   Other transactions......................................................                 --                 658
   Death benefits..........................................................            (16,653)           (104,883)
   Net loan activity.......................................................                 --                  --
   Net annuity transactions................................................            (24,735)             83,769
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (5,837,999)          2,074,586
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................         (5,538,044)          2,620,597

NET ASSETS:
   Beginning of period.....................................................          5,538,044           7,009,918
                                                                             ------------------  ------------------
   End of period...........................................................  $              --   $       9,630,515
                                                                             ==================  ==================

                                                                                                   HUNTINGTON VA
                                                                                HUNTINGTON VA        MID CORP
                                                                                 GROWTH FUND       AMERICA FUND
                                                                               SUB-ACCOUNT (7)    SUB-ACCOUNT (8)
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (9,842)  $           7,910
   Net realized gain (loss) on security transactions.......................         (1,072,459)           (890,136)
   Net realized gain distributions.........................................          1,694,814           2,808,013
   Change in unrealized appreciation (depreciation) during the period......           (674,992)         (1,839,833)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........            (62,479)             85,954
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              3,046               3,509
   Net transfers...........................................................         (2,175,619)         (4,757,700)
   Surrenders for benefit payments and fees................................           (501,245)           (739,190)
   Other transactions......................................................                 (1)                  2
   Death benefits..........................................................            (47,062)            (68,120)
   Net loan activity.......................................................                 --                  --
   Net annuity transactions................................................                 --                  36
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (2,720,881)         (5,561,463)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................         (2,783,360)         (5,475,509)

NET ASSETS:
   Beginning of period.....................................................          2,783,360           5,475,509
                                                                             ------------------  ------------------
   End of period...........................................................  $              --   $              --
                                                                             ==================  ==================

                                                                               HUNTINGTON VA        HUNTINGTON VA
                                                                                 ROTATING           INTERNATIONAL
                                                                               MARKETS FUND          EQUITY FUND
                                                                              SUB-ACCOUNT (9)        SUB-ACCOUNT
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (2,108)   $           3,442
   Net realized gain (loss) on security transactions.......................            (19,841)              39,802
   Net realized gain distributions.........................................            221,133                   --
   Change in unrealized appreciation (depreciation) during the period......           (208,317)             (98,982)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             (9,133)             (55,738)
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                150                5,022
   Net transfers...........................................................           (855,796)             (57,309)
   Surrenders for benefit payments and fees................................            (38,889)            (169,532)
   Other transactions......................................................                  1                   --
   Death benefits..........................................................             (4,612)              (3,895)
   Net loan activity.......................................................                 --                   --
   Net annuity transactions................................................                 --                   --
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..           (899,146)            (225,714)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets...................................           (908,279)            (281,452)

NET ASSETS:
   Beginning of period.....................................................            908,279              854,704
                                                                             ------------------  -------------------
   End of period...........................................................  $              --    $         573,252
                                                                             ==================  ===================

                                                                                HUNTINGTON VA
                                                                                  MORTGAGE           HUNTINGTON VA
                                                                               SECURITIES FUND        SITUS FUND
                                                                              SUB-ACCOUNT (10)      SUB-ACCOUNT (8)
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $           6,092   $          (48,157)
   Net realized gain (loss) on security transactions.......................              (5,676)             118,807
   Net realized gain distributions.........................................               4,253               86,246
   Change in unrealized appreciation (depreciation) during the period......              (3,333)            (384,739)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........               1,336             (227,843)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  67               58,730
   Net transfers...........................................................            (230,344)           4,483,237
   Surrenders for benefit payments and fees................................              (7,272)            (704,322)
   Other transactions......................................................                  (1)                  (8)
   Death benefits..........................................................                 (93)             (72,040)
   Net loan activity.......................................................                  --                   --
   Net annuity transactions................................................                  --               13,129
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (237,643)           3,778,726
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................            (236,307)           3,550,883

NET ASSETS:
   Beginning of period.....................................................             236,307            1,556,758
                                                                             -------------------  -------------------
   End of period...........................................................   $              --   $        5,107,641
                                                                             ===================  ===================

                                                                              BLACKROCK GLOBAL        BLACKROCK
                                                                                OPPORTUNITIES         LARGE CAP
                                                                                  V.I. FUND       GROWTH V.I. FUND
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $            (446)  $            (577)
   Net realized gain (loss) on security transactions.......................              1,722                 257
   Net realized gain distributions.........................................              1,499               6,857
   Change in unrealized appreciation (depreciation) during the period......             (5,696)               (756)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........             (2,921)              5,781
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                 --                  --
   Net transfers...........................................................             (7,006)               (102)
   Surrenders for benefit payments and fees................................             (4,158)                 (7)
   Other transactions......................................................                 --                   1
   Death benefits..........................................................                 --                  --
   Net loan activity.......................................................                 --                  --
   Net annuity transactions................................................                 --                  --
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (11,164)               (108)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................            (14,085)              5,673

NET ASSETS:
   Beginning of period.....................................................             48,023              47,421
                                                                             ------------------  ------------------
   End of period...........................................................  $          33,938   $          53,094
                                                                             ==================  ==================

(6) Effective June 23, 2014 Huntington VA Income Equity Fund merged with Huntington VA Dividend Capture Fund.

(7)   Effective May 16, 2014 Huntington VA Growth Fund was liquidated.

(8) Effective June 23, 2014 Huntington VA Mid Corp America Fund merged with Huntington VA Situs Fund.

(9) Effective May 16, 2014 Huntington VA Rotating Markets Fund was liquidated.

(10) Effective May 16, 2014 Huntington VA Mortgage Securities Fund was liquidated.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-50

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-51

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------




                                                                                                     INVESCO V.I.
                                                                                UIF U.S. REAL         EQUITY AND
                                                                              ESTATE PORTFOLIO        INCOME FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $             (43)  $            1,370
   Net realized gain (loss) on security transactions.......................               6,314               22,517
   Net realized gain distributions.........................................                  --               23,943
   Change in unrealized appreciation (depreciation) during the period......             105,043               (9,658)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             111,314               38,172
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              15,730                  184
   Net transfers...........................................................              46,461               38,394
   Surrenders for benefit payments and fees................................            (146,559)             (93,603)
   Other transactions......................................................                   2                   (1)
   Death benefits..........................................................                  --                   --
   Net loan activity.......................................................                  --                   --
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..             (84,366)             (55,026)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................              26,948              (16,854)

NET ASSETS:
   Beginning of period.....................................................             454,029              512,119
                                                                             -------------------  -------------------
   End of period...........................................................   $         480,977   $          495,265
                                                                             ===================  ===================

                                                                                                   COLUMBIA VARIABLE
                                                                                                     PORTFOLIO --
                                                                                                        MARSICO
                                                                                 UIF MID CAP         INTERNATIONAL
                                                                              GROWTH PORTFOLIO    OPPORTUNITIES FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $          (6,913)  $         (123,628)
   Net realized gain (loss) on security transactions.......................              12,642              549,147
   Net realized gain distributions.........................................              78,647                   --
   Change in unrealized appreciation (depreciation) during the period......             (84,951)          (1,016,956)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........                (575)            (591,437)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                 428               23,131
   Net transfers...........................................................              (2,201)             (16,878)
   Surrenders for benefit payments and fees................................             (53,413)          (1,350,783)
   Other transactions......................................................                  --                2,323
   Death benefits..........................................................                  --              (79,599)
   Net loan activity.......................................................                  --                   --
   Net annuity transactions................................................                  --                7,577
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..             (55,186)          (1,414,229)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................             (55,761)          (2,005,666)

NET ASSETS:
   Beginning of period.....................................................             556,993            9,338,322
                                                                             -------------------  -------------------
   End of period...........................................................   $         501,232   $        7,332,656
                                                                             ===================  ===================


                                                                              COLUMBIA VARIABLE
                                                                                PORTFOLIO --       COLUMBIA VARIABLE
                                                                               MARSICO FOCUSED    PORTFOLIO -- ASSET
                                                                                EQUITIES FUND       ALLOCATION FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $        (192,892)  $           29,236
   Net realized gain (loss) on security transactions.......................           1,083,212               (1,391)
   Net realized gain distributions.........................................           3,544,619               60,415
   Change in unrealized appreciation (depreciation) during the period......          (2,158,136)             137,404
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           2,276,803              225,664
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             121,233                5,137
   Net transfers...........................................................             (49,732)              13,630
   Surrenders for benefit payments and fees................................          (3,237,284)            (372,055)
   Other transactions......................................................              41,822                  172
   Death benefits..........................................................            (508,875)             (14,601)
   Net loan activity.......................................................                  --                   --
   Net annuity transactions................................................              82,223                  789
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (3,550,613)            (366,928)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          (1,273,810)            (141,264)

NET ASSETS:
   Beginning of period.....................................................          23,030,718            2,912,490
                                                                             -------------------  -------------------
   End of period...........................................................   $      21,756,908   $        2,771,226
                                                                             ===================  ===================


                                                                              COLUMBIA VARIABLE    COLUMBIA VARIABLE
                                                                                PORTFOLIO --         PORTFOLIO --
                                                                                   MARSICO           MARSICO 21ST
                                                                                 GROWTH FUND         CENTURY FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $        (180,373)  $          (49,363)
   Net realized gain (loss) on security transactions.......................           1,840,174              323,675
   Net realized gain distributions.........................................           2,168,128              145,150
   Change in unrealized appreciation (depreciation) during the period......          (2,716,982)            (176,214)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           1,110,947              243,248
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              23,655               10,112
   Net transfers...........................................................            (204,048)               2,961
   Surrenders for benefit payments and fees................................          (2,857,918)            (432,362)
   Other transactions......................................................              (1,273)                  (6)
   Death benefits..........................................................            (340,577)             (72,624)
   Net loan activity.......................................................                  --                   --
   Net annuity transactions................................................              63,754               10,492
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (3,316,407)            (481,427)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          (2,205,460)            (238,179)

NET ASSETS:
   Beginning of period.....................................................          16,062,389            3,561,622
                                                                             -------------------  -------------------
   End of period...........................................................   $      13,856,929   $        3,323,443
                                                                             ===================  ===================


                                                                              COLUMBIA VARIABLE    COLUMBIA VARIABLE
                                                                                PORTFOLIO --         PORTFOLIO --
                                                                                  DIVIDEND              INCOME
                                                                              OPPORTUNITY FUND    OPPORTUNITIES FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $        (138,556)  $          (98,607)
   Net realized gain (loss) on security transactions.......................             636,691              (56,973)
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......             210,943              312,553
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             709,078              156,973
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................               9,786                9,374
   Net transfers...........................................................            (250,824)              24,442
   Surrenders for benefit payments and fees................................          (1,884,628)          (1,051,398)
   Other transactions......................................................                 130                  (24)
   Death benefits..........................................................            (105,813)            (128,878)
   Net loan activity.......................................................                  --                   --
   Net annuity transactions................................................              (3,460)              47,403
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (2,234,809)          (1,099,081)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          (1,525,731)            (942,108)

NET ASSETS:
   Beginning of period.....................................................           9,382,552            6,422,465
                                                                             -------------------  -------------------
   End of period...........................................................   $       7,856,821   $        5,480,357
                                                                             ===================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-52

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-53

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                              COLUMBIA VARIABLE
                                                                                PORTFOLIO --
                                                                               MID CAP GROWTH         OPPENHEIMER
                                                                              OPPORTUNITY FUND      GLOBAL FUND/VA
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $        (117,203)   $          (3,594)
   Net realized gain (loss) on security transactions.......................             369,436               17,322
   Net realized gain distributions.........................................                  --               39,689
   Change in unrealized appreciation (depreciation) during the period......             118,591              (49,083)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             370,824                4,334
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................               3,370               17,731
   Net transfers...........................................................            (394,302)              30,613
   Surrenders for benefit payments and fees................................          (1,293,437)            (107,848)
   Other transactions......................................................                  82                   --
   Death benefits..........................................................             (25,568)                  --
   Net loan activity.......................................................                  --                   --
   Net annuity transactions................................................                (859)                  --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (1,710,714)             (59,504)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          (1,339,890)             (55,170)

NET ASSETS:
   Beginning of period.....................................................           7,903,833              912,736
                                                                             -------------------  -------------------
   End of period...........................................................   $       6,563,943    $         857,566
                                                                             ===================  ===================


                                                                                  PUTNAM VT
                                                                                  SMALL CAP        PIMCO VIT REAL
                                                                                 VALUE FUND       RETURN PORTFOLIO
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (3,236)  $           1,994
   Net realized gain (loss) on security transactions.......................             (7,107)             (2,957)
   Net realized gain distributions.........................................            104,430                  --
   Change in unrealized appreciation (depreciation) during the period......            (90,189)             26,007
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........              3,898              25,044
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              1,264              37,142
   Net transfers...........................................................            (56,391)            (12,012)
   Surrenders for benefit payments and fees................................            (64,910)           (262,561)
   Other transactions......................................................                  1                  78
   Death benefits..........................................................                 --                  --
   Net loan activity.......................................................                 --                  --
   Net annuity transactions................................................                 --                  --
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..           (120,036)           (237,353)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................           (116,138)           (212,309)

NET ASSETS:
   Beginning of period.....................................................            452,607           1,192,462
                                                                             ------------------  ------------------
   End of period...........................................................  $         336,469   $         980,153
                                                                             ==================  ==================


                                                                                                    PIONEER MID CAP
                                                                                PIONEER FUND           VALUE VCT
                                                                                VCT PORTFOLIO          PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (79,980)   $          (1,614)
   Net realized gain (loss) on security transactions.......................             729,030                4,837
   Net realized gain distributions.........................................             910,338               36,373
   Change in unrealized appreciation (depreciation) during the period......            (442,487)              (7,999)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           1,116,901               31,597
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             132,203                2,649
   Net transfers...........................................................            (230,124)              73,647
   Surrenders for benefit payments and fees................................          (2,938,282)             (67,662)
   Other transactions......................................................                 (36)                   3
   Death benefits..........................................................            (310,180)                  --
   Net loan activity.......................................................                  --                   --
   Net annuity transactions................................................              22,732                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (3,323,687)               8,637
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          (2,206,786)              40,234

NET ASSETS:
   Beginning of period.....................................................          14,356,258              228,143
                                                                             -------------------  -------------------
   End of period...........................................................  $       12,149,472    $         268,377
                                                                             ===================  ===================



                                                                               JENNISON 20/20
                                                                               FOCUS PORTFOLIO    JENNISON PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $          (1,797)   $          (8,565)
   Net realized gain (loss) on security transactions.......................              20,553                6,744
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......             (13,012)              49,175
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........               5,744               47,354
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --                   --
   Net transfers...........................................................                  --                  641
   Surrenders for benefit payments and fees................................             (44,272)              (8,005)
   Other transactions......................................................                   1                    1
   Death benefits..........................................................                  --                   --
   Net loan activity.......................................................                  --                   --
   Net annuity transactions................................................                  --                 (376)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..             (44,271)              (7,739)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................             (38,527)              39,615

NET ASSETS:
   Beginning of period.....................................................             140,340              590,046
                                                                             -------------------  -------------------
   End of period...........................................................   $         101,813    $         629,661
                                                                             ===================  ===================


                                                                                                  PRUDENTIAL SERIES
                                                                                 PRUDENTIAL       SP INTERNATIONAL
                                                                               VALUE PORTFOLIO    GROWTH PORTFOLIO
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (7,497)  $             (945)
   Net realized gain (loss) on security transactions.......................            (12,744)               1,980
   Net realized gain distributions.........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period......             53,347               (6,044)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             33,106               (5,009)
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                 --                   --
   Net transfers...........................................................                 --                  812
   Surrenders for benefit payments and fees................................            (15,160)                (827)
   Other transactions......................................................                 (2)                  --
   Death benefits..........................................................               (468)             (11,324)
   Net loan activity.......................................................                 --                   --
   Net annuity transactions................................................                 --                   --
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (15,630)             (11,339)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets...................................             17,476              (16,348)

NET ASSETS:
   Beginning of period.....................................................            426,734               75,825
                                                                             ------------------  -------------------
   End of period...........................................................  $         444,210   $           59,477
                                                                             ==================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-54

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-55

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                                                      LEGG MASON
                                                                               ROYCE SMALL-CAP        CLEARBRIDGE
                                                                                  PORTFOLIO        APPRECIATION FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................   $         (10,981)  $            (195)
   Net realized gain (loss) on security transactions.......................              99,832               1,433
   Net realized gain distributions.........................................              83,330               8,204
   Change in unrealized appreciation (depreciation) during the period......            (167,379)             11,743
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........               4,802              21,185
                                                                             -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................               4,669                  --
   Net transfers...........................................................            (223,836)                 --
   Surrenders for benefit payments and fees................................            (200,461)                (23)
   Other transactions......................................................                   7                  --
   Death benefits..........................................................                  --                  --
   Net loan activity.......................................................                  --                  --
   Net annuity transactions................................................                  --                  --
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (419,621)                (23)
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets...................................            (414,819)             21,162

NET ASSETS:
   Beginning of period.....................................................           1,109,006             219,989
                                                                             -------------------  ------------------
   End of period...........................................................   $         694,187   $         241,151
                                                                             ===================  ==================

                                                                              VICTORY VARIABLE
                                                                                  INSURANCE
                                                                                 DIVERSIFIED         INVESCO V.I.
                                                                                 STOCK FUND          COMSTOCK FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $           (2,274)  $             (201)
   Net realized gain (loss) on security transactions.......................              23,582               11,871
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......              20,944                4,131
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........              42,252               15,801
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                 200                  472
   Net transfers...........................................................              (1,188)              16,465
   Surrenders for benefit payments and fees................................             (64,922)             (35,938)
   Other transactions......................................................                  --                   --
   Death benefits..........................................................             (13,400)                  --
   Net loan activity.......................................................                  --                   --
   Net annuity transactions................................................              (2,108)                  --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..             (81,418)             (19,001)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................             (39,166)              (3,200)

NET ASSETS:
   Beginning of period.....................................................             542,829              238,299
                                                                             -------------------  -------------------
   End of period...........................................................  $          503,663   $          235,099
                                                                             ===================  ===================

                                                                                                     WELLS FARGO
                                                                                INVESCO V.I.        ADVANTAGE VT
                                                                                  AMERICAN           INDEX ASSET
                                                                               FRANCHISE FUND      ALLOCATION FUND
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             -------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................   $         (17,325)  $             (47)
   Net realized gain (loss) on security transactions.......................              95,306                  60
   Net realized gain distributions.........................................                  --                  --
   Change in unrealized appreciation (depreciation) during the period......               7,555               1,853
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........              85,536               1,866
                                                                             -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................               7,849                  --
   Net transfers...........................................................             (12,946)                 --
   Surrenders for benefit payments and fees................................            (228,566)                 --
   Other transactions......................................................               2,756                   2
   Death benefits..........................................................              (3,520)                 --
   Net loan activity.......................................................                  --                  --
   Net annuity transactions................................................              (1,264)                 --
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (235,691)                  2
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets...................................            (150,155)              1,868

NET ASSETS:
   Beginning of period.....................................................           1,361,018              11,792
                                                                             -------------------  ------------------
   End of period...........................................................   $       1,210,863   $          13,660
                                                                             ===================  ==================

                                                                                 WELLS FARGO         WELLS FARGO
                                                                                ADVANTAGE VT        ADVANTAGE VT
                                                                                TOTAL RETURN          INTRINSIC
                                                                                  BOND FUND          VALUE FUND
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $             (54)  $              (21)
   Net realized gain (loss) on security transactions.......................                  4                   40
   Net realized gain distributions.........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period......                449                  172
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........                399                  191
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                 --                   --
   Net transfers...........................................................                105                 (104)
   Surrenders for benefit payments and fees................................                 (3)                  (2)
   Other transactions......................................................                 --                   --
   Death benefits..........................................................                 --                   --
   Net loan activity.......................................................                 --                   --
   Net annuity transactions................................................                 --                   --
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..                102                 (106)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets...................................                501                   85

NET ASSETS:
   Beginning of period.....................................................             10,881                2,293
                                                                             ------------------  -------------------
   End of period...........................................................  $          11,382   $            2,378
                                                                             ==================  ===================

                                                                                 WELLS FARGO          WELLS FARGO
                                                                                ADVANTAGE VT         ADVANTAGE VT
                                                                                INTERNATIONAL          SMALL CAP
                                                                                 EQUITY FUND          GROWTH FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $          81,817    $         (47,506)
   Net realized gain (loss) on security transactions.......................             153,847              287,753
   Net realized gain distributions.........................................             138,949              298,299
   Change in unrealized appreciation (depreciation) during the period......            (838,352)            (687,241)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........            (463,739)            (148,695)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................               5,365               64,462
   Net transfers...........................................................             122,170             (211,117)
   Surrenders for benefit payments and fees................................          (1,149,236)            (464,339)
   Other transactions......................................................                (195)                  29
   Death benefits..........................................................            (207,961)            (123,484)
   Net loan activity.......................................................                  --                   --
   Net annuity transactions................................................              39,414              (28,480)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (1,190,443)            (762,929)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          (1,654,182)            (911,624)

NET ASSETS:
   Beginning of period.....................................................           7,651,102            4,121,870
                                                                             -------------------  -------------------
   End of period...........................................................   $       5,996,920    $       3,210,246
                                                                             ===================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-56

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-57

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                 WELLS FARGO
                                                                                ADVANTAGE VT          WELLS FARGO
                                                                                  SMALL CAP          ADVANTAGE VT
                                                                                 VALUE FUND        OPPORTUNITY FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (53,752)  $          (48,761)
   Net realized gain (loss) on security transactions.......................             444,882              589,740
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......            (214,307)            (142,523)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             176,823              398,456
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              10,602               68,917
   Net transfers...........................................................              58,854              261,691
   Surrenders for benefit payments and fees................................            (795,897)            (828,670)
   Other transactions......................................................                (110)                  56
   Death benefits..........................................................             (86,858)            (146,390)
   Net loan activity.......................................................                  --                   --
   Net annuity transactions................................................              12,409               12,566
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (801,000)            (631,830)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................            (624,177)            (233,374)

NET ASSETS:
   Beginning of period.....................................................           5,296,213            5,005,193
                                                                             -------------------  -------------------
   End of period...........................................................  $        4,672,036   $        4,771,819
                                                                             ===================  ===================


                                                                                  HIMCO VIT
                                                                                 INDEX FUND
                                                                                 SUB-ACCOUNT
                                                                                   (5)(11)
                                                                             -------------------
OPERATIONS:
   Net investment income (loss)............................................  $         (466,413)
   Net realized gain (loss) on security transactions.......................             464,970
   Net realized gain distributions.........................................                  --
   Change in unrealized appreciation (depreciation) during the period......          15,298,384
                                                                             -------------------
   Net increase (decrease) in net assets resulting from operations.........          15,296,941
                                                                             -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              91,339
   Net transfers...........................................................         162,459,788
   Surrenders for benefit payments and fees................................          (4,483,425)
   Other transactions......................................................              (4,477)
   Death benefits..........................................................            (513,181)
   Net loan activity.......................................................                  (2)
   Net annuity transactions................................................           3,438,919
                                                                             -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         160,988,961
                                                                             -------------------
   Net increase (decrease) in net assets...................................         176,285,902

NET ASSETS:
   Beginning of period.....................................................                  --
                                                                             -------------------
   End of period...........................................................  $      176,285,902
                                                                             ===================

(5) Effective October 20, 2014 Hartford Index HLS Fund merged with HIMCO VIT Index Fund.

(11)  Funded as of October 17, 2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-58

---------------------------------------------------------------------------
[This page intentionally left blank]



--------------------------------------------------------------------------------
                                    SA-59

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                                  AMERICAN
                                                                                CENTURY(R) VP     ALLIANCEBERNSTEIN
                                                                                   CAPITAL        VPS INTERNATIONAL
                                                                              APPRECIATION FUND    VALUE PORTFOLIO
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             -------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (49,989)  $          18,877
   Net realized gain (loss) on security transactions.......................             308,841             (24,333)
   Net realized gain distributions.........................................             159,446                  --
   Change in unrealized appreciation (depreciation) during the period......             634,675              83,865
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations ........           1,052,973              78,409
                                                                             -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              67,203               4,698
   Net transfers...........................................................            (216,847)             (8,856)
   Surrenders for benefit payments and fees ...............................            (448,457)            (17,054)
   Other transactions......................................................                 (30)                 --
   Death benefits..........................................................                  --                  --
   Net loan activity.......................................................                  --                  --
   Net annuity transactions................................................                (475)                 --
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (598,606)            (21,212)
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets ..................................             454,367              57,197

NET ASSETS:
   Beginning of period.....................................................           3,921,409             384,725
                                                                             -------------------  ------------------
   End of period...........................................................  $        4,375,776   $         441,922
                                                                             ===================  ==================



                                                                              INVESCO V.I. CORE    INVESCO V.I. HIGH
                                                                                 EQUITY FUND          YIELD FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $              186    $          58,836
   Net realized gain (loss) on security transactions.......................             230,324              (10,580)
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......             678,089               93,623
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations ........             908,599              141,879
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              22,430                3,027
   Net transfers...........................................................             (98,844)            (630,559)
   Surrenders for benefit payments and fees ...............................            (578,191)            (230,200)
   Other transactions......................................................                 154                   (6)
   Death benefits..........................................................             (62,011)              (8,293)
   Net loan activity.......................................................                  --                   --
   Net annuity transactions................................................               7,631                 (351)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (708,831)            (866,382)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets ..................................             199,768             (724,503)

NET ASSETS:
   Beginning of period.....................................................           3,773,246            2,739,545
                                                                             -------------------  -------------------
   End of period...........................................................  $        3,973,014    $       2,015,042
                                                                             ===================  ===================


                                                                                                   ALLIANCEBERNSTEIN
                                                                             INVESCO V.I. MONEY     VPS GROWTH AND
                                                                                 MARKET FUND       INCOME PORTFOLIO
                                                                               SUB-ACCOUNT (1)        SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (54,100)   $          (5,037)
   Net realized gain (loss) on security transactions.......................                  --                  300
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......                  --              526,661
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations ........             (54,100)             521,924
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             228,244                  560
   Net transfers...........................................................          30,000,078               96,492
   Surrenders for benefit payments and fees ...............................         (16,583,837)            (234,448)
   Other transactions......................................................                  11                   --
   Death benefits..........................................................          (1,527,523)             (15,509)
   Net loan activity.......................................................                  --                   --
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          12,116,973             (152,905)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets ..................................          12,062,873              369,019

NET ASSETS:
   Beginning of period.....................................................                  --            1,682,399
                                                                             -------------------  -------------------
   End of period...........................................................  $       12,062,873    $       2,051,418
                                                                             ===================  ===================


                                                                             ALLIANCEBERNSTEIN
                                                                             VPS INTERMEDIATE      AMERICAN FUNDS
                                                                              BOND PORTFOLIO         GROWTH FUND
                                                                                SUB-ACCOUNT          SUB-ACCOUNT
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          57,110   $             (793)
   Net realized gain (loss) on security transactions.......................            (10,129)               4,834
   Net realized gain distributions.........................................             82,261                   --
   Change in unrealized appreciation (depreciation) during the period......           (226,159)              67,258
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations ........            (96,917)              71,299
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             70,366               20,788
   Net transfers...........................................................           (131,557)              21,929
   Surrenders for benefit payments and fees ...............................           (215,985)             (38,383)
   Other transactions......................................................                 --                   --
   Death benefits..........................................................           (130,336)                  --
   Net loan activity.......................................................                 --                   --
   Net annuity transactions................................................             (2,230)                  --
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..           (409,742)               4,334
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets ..................................           (506,659)              75,633

NET ASSETS:
   Beginning of period.....................................................          2,727,040              249,610
                                                                             ------------------  -------------------
   End of period...........................................................  $       2,220,381   $          325,243
                                                                             ==================  ===================

                                                                                  STERLING         STERLING CAPITAL
                                                                              CAPITAL STRATEGIC      EQUITY INCOME
                                                                                 ALLOCATION            VARIABLE
                                                                                 EQUITY VIF         INSURANCE FUND
                                                                               SUB-ACCOUNT (2)      SUB-ACCOUNT (3)
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $          (9,428)  $          (23,376)
   Net realized gain (loss) on security transactions.......................            (573,883)            (608,859)
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......             660,874            2,685,525
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations ........              77,563            2,053,290
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................               2,860               21,879
   Net transfers...........................................................          (2,451,645)            (221,655)
   Surrenders for benefit payments and fees ...............................             (34,265)          (2,139,125)
   Other transactions......................................................                  (3)                (147)
   Death benefits..........................................................                  --             (206,759)
   Net loan activity.......................................................                  --                   --
   Net annuity transactions................................................                  --               10,863
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (2,483,053)          (2,534,944)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets ..................................          (2,405,490)            (481,654)

NET ASSETS:
   Beginning of period.....................................................           2,405,490           13,869,195
                                                                             -------------------  -------------------
   End of period...........................................................   $              --   $       13,387,541
                                                                             ===================  ===================

(1)   Funded as of July 15, 2013.

(2) Effective April 26, 2013 Sterling Capital Strategic Allocation Equity VIF was liquidated.

(3)   Formerly Sterling Capital Select Equity VIF. Change effective May 1,
      2013.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-60

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-61

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------



                                                                              STERLING CAPITAL     STERLING CAPITAL
                                                                                   SPECIAL           TOTAL RETURN
                                                                              OPPORTUNITIES VIF        BOND VIF
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................   $        (104,263)  $          40,916
   Net realized gain (loss) on security transactions.......................             535,750             (22,934)
   Net realized gain distributions.........................................             883,001              83,595
   Change in unrealized appreciation (depreciation) during the period......             403,367            (196,561)
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations ........           1,717,855             (94,984)
                                                                             -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................               5,326                  --
   Net transfers...........................................................          (1,118,833)           (411,144)
   Surrenders for benefit payments and fees ...............................            (466,989)           (350,595)
   Other transactions......................................................                 126                 (11)
   Death benefits..........................................................             (11,886)            (57,643)
   Net loan activity.......................................................                  --                  --
   Net annuity transactions................................................              19,856             (34,246)
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (1,572,400)           (853,639)
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets ..................................             145,455            (948,623)

NET ASSETS:
   Beginning of period.....................................................           7,687,177           3,091,915
                                                                             -------------------  ------------------
   End of period...........................................................   $       7,832,632   $       2,143,292
                                                                             ===================  ==================

                                                                                                   COLUMBIA VARIABLE
                                                                                                  PORTFOLIO -- SMALL
                                                                               CALVERT VP SRI           COMPANY
                                                                             BALANCED PORTFOLIO       GROWTH FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $           (3,197)  $          (80,582)
   Net realized gain (loss) on security transactions.......................              75,329              268,287
   Net realized gain distributions.........................................             123,492                   --
   Change in unrealized appreciation (depreciation) during the period......              26,806            1,513,041
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations ........             222,430            1,700,746
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................               8,419                5,144
   Net transfers...........................................................             (21,897)            (267,584)
   Surrenders for benefit payments and fees ...............................            (180,452)            (937,540)
   Other transactions......................................................                  (1)                 128
   Death benefits..........................................................                  --             (144,904)
   Net loan activity.......................................................                  --                   --
   Net annuity transactions................................................              (8,010)               6,519
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (201,941)          (1,338,237)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets ..................................              20,489              362,509

NET ASSETS:
   Beginning of period.....................................................           1,440,472            4,971,786
                                                                             -------------------  -------------------
   End of period...........................................................  $        1,460,961   $        5,334,295
                                                                             ===================  ===================

                                                                                 WELLS FARGO
                                                                                ADVANTAGE VT       FIDELITY(R) VIP
                                                                                    OMEGA           ASSET MANAGER
                                                                                 GROWTH FUND          PORTFOLIO
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             -------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................   $         (41,161)  $           6,856
   Net realized gain (loss) on security transactions.......................             431,388              10,644
   Net realized gain distributions.........................................             274,486               4,554
   Change in unrealized appreciation (depreciation) during the period......             484,223             232,945
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations ........           1,148,936             254,999
                                                                             -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                 300               7,141
   Net transfers...........................................................             (93,538)               (548)
   Surrenders for benefit payments and fees ...............................            (993,305)           (214,192)
   Other transactions......................................................                  (2)                  3
   Death benefits..........................................................            (139,450)                 --
   Net loan activity.......................................................                  --                  --
   Net annuity transactions................................................              (1,685)                 --
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (1,227,680)           (207,596)
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets ..................................             (78,744)             47,403

NET ASSETS:
   Beginning of period.....................................................           3,683,159           1,892,904
                                                                             -------------------  ------------------
   End of period...........................................................   $       3,604,415   $       1,940,307
                                                                             ===================  ==================


                                                                                                   FIDELITY(R) VIP
                                                                               FIDELITY(R) VIP       CONTRAFUND
                                                                              GROWTH PORTFOLIO        PORTFOLIO
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $         (64,960)  $          (20,119)
   Net realized gain (loss) on security transactions.......................            562,227              751,937
   Net realized gain distributions.........................................              4,688                3,280
   Change in unrealized appreciation (depreciation) during the period......          1,576,557            2,289,552
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations ........          2,078,512            3,024,650
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             85,913              119,724
   Net transfers...........................................................           (308,588)            (126,676)
   Surrenders for benefit payments and fees ...............................           (955,530)          (1,138,956)
   Other transactions......................................................                 29                  (38)
   Death benefits..........................................................                 --                   --
   Net loan activity.......................................................                 --                   (1)
   Net annuity transactions................................................               (376)                 (35)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (1,178,552)          (1,145,982)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets ..................................            899,960            1,878,668

NET ASSETS:
   Beginning of period.....................................................          6,688,954           10,739,464
                                                                             ------------------  -------------------
   End of period...........................................................  $       7,588,914   $       12,618,132
                                                                             ==================  ===================


                                                                                                    FIDELITY(R) VIP
                                                                               FIDELITY(R) VIP       FREEDOM 2020
                                                                             OVERSEAS PORTFOLIO        PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $           2,233    $           2,627
   Net realized gain (loss) on security transactions.......................              (8,333)               5,328
   Net realized gain distributions.........................................               7,016                5,075
   Change in unrealized appreciation (depreciation) during the period......             487,449               38,596
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations ........             488,365               51,626
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              11,205                   --
   Net transfers...........................................................               7,859              165,057
   Surrenders for benefit payments and fees ...............................            (258,299)             (22,905)
   Other transactions......................................................                  (3)                  --
   Death benefits..........................................................                  --                   --
   Net loan activity.......................................................                  --                   --
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (239,238)             142,152
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets ..................................             249,127              193,778

NET ASSETS:
   Beginning of period.....................................................           1,802,846              307,380
                                                                             -------------------  -------------------
   End of period...........................................................   $       2,051,973    $         501,158
                                                                             ===================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-62

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-63

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                               FIDELITY(R) VIP      FIDELITY(R) VIP
                                                                                FREEDOM 2030         FREEDOM 2015
                                                                                  PORTFOLIO            PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $              705    $           2,518
   Net realized gain (loss) on security transactions.......................                 196                4,549
   Net realized gain distributions.........................................                 743                7,136
   Change in unrealized appreciation (depreciation) during the period......               5,982               42,669
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations ........               7,626               56,872
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --                   --
   Net transfers...........................................................              72,376              104,914
   Surrenders for benefit payments and fees ...............................                 (26)             (28,685)
   Other transactions......................................................                  --                   --
   Death benefits..........................................................                  --                   --
   Net loan activity.......................................................                  --                   --
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..              72,350               76,229
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets ..................................              79,976              133,101

NET ASSETS:
   Beginning of period.....................................................              14,623              434,434
                                                                             -------------------  -------------------
   End of period...........................................................  $           94,599    $         567,535
                                                                             ===================  ===================

                                                                               FIDELITY(R) VIP      FIDELITY(R) VIP
                                                                                FREEDOM 2025        FREEDOM INCOME
                                                                                  PORTFOLIO            PORTFOLIO
                                                                                 SUB-ACCOUNT        SUB-ACCOUNT (4)
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $             615    $             116
   Net realized gain (loss) on security transactions.......................               9,190                   --
   Net realized gain distributions.........................................               3,045                   76
   Change in unrealized appreciation (depreciation) during the period......              17,981                  158
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations ........              30,831                  350
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --                   --
   Net transfers...........................................................             141,281               24,345
   Surrenders for benefit payments and fees ...............................             (67,175)                  (1)
   Other transactions......................................................                  --                   --
   Death benefits..........................................................                  --                   --
   Net loan activity.......................................................                  --                   --
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..              74,106               24,344
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets ..................................             104,937               24,694

NET ASSETS:
   Beginning of period.....................................................              92,352                   --
                                                                             -------------------  -------------------
   End of period...........................................................   $         197,289    $          24,694
                                                                             ===================  ===================

                                                                              FIDELITY(R) VIP      FIDELITY(R) VIP
                                                                               FUNDSMANAGER         FUNDSMANAGER
                                                                               20% PORTFOLIO        50% PORTFOLIO
                                                                                SUB-ACCOUNT          SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $             (80)  $            (123)
   Net realized gain (loss) on security transactions.......................                990                  28
   Net realized gain distributions.........................................                222                 176
   Change in unrealized appreciation (depreciation) during the period......               (358)              3,756
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations ........                774               3,837
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                 --                  --
   Net transfers...........................................................                 --                  --
   Surrenders for benefit payments and fees ...............................            (14,181)                 (4)
   Other transactions......................................................                 --                  --
   Death benefits..........................................................                 --                  --
   Net loan activity.......................................................                 --                  --
   Net annuity transactions................................................                 --                  --
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (14,181)                 (4)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets ..................................            (13,407)              3,833

NET ASSETS:
   Beginning of period.....................................................             22,863              28,989
                                                                             ------------------  ------------------
   End of period...........................................................  $           9,456   $          32,822
                                                                             ==================  ==================

                                                                               FIDELITY(R) VIP     FIDELITY(R) VIP
                                                                                FUNDSMANAGER        FUNDSMANAGER
                                                                                60% PORTFOLIO       70% PORTFOLIO
                                                                               SUB-ACCOUNT (5)       SUB-ACCOUNT
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $             (68)  $              (16)
   Net realized gain (loss) on security transactions.......................              2,302                  479
   Net realized gain distributions.........................................                127                  139
   Change in unrealized appreciation (depreciation) during the period......             (1,156)               2,024
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations ........              1,205                2,626
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                 --                  215
   Net transfers...........................................................                 --               11,868
   Surrenders for benefit payments and fees ...............................            (16,289)                 (10)
   Other transactions......................................................                 --                   --
   Death benefits..........................................................                 --                   --
   Net loan activity.......................................................                 --                   --
   Net annuity transactions................................................                 --                   --
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (16,289)              12,073
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets ..................................            (15,084)              14,699

NET ASSETS:
   Beginning of period.....................................................             15,084                4,256
                                                                             ------------------  -------------------
   End of period...........................................................  $              --   $           18,955
                                                                             ==================  ===================

                                                                               FIDELITY(R) VIP
                                                                                FUNDSMANAGER        FRANKLIN INCOME
                                                                                85% PORTFOLIO       SECURITIES FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $               (4)   $         112,491
   Net realized gain (loss) on security transactions.......................                   2               (5,040)
   Net realized gain distributions.........................................                  12                   --
   Change in unrealized appreciation (depreciation) during the period......                 208              131,473
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations ........                 218              238,924
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                 215                2,861
   Net transfers...........................................................                  --              148,204
   Surrenders for benefit payments and fees ...............................                  (1)            (276,530)
   Other transactions......................................................                  --                    1
   Death benefits..........................................................                  --                   --
   Net loan activity.......................................................                  --                   --
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..                 214             (125,464)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets ..................................                 432              113,460

NET ASSETS:
   Beginning of period.....................................................                 744            1,984,696
                                                                             -------------------  -------------------
   End of period...........................................................  $            1,176    $       2,098,156
                                                                             ===================  ===================

(4)   Funded as of May 13, 2013.

(5)   Not funded as of December 31, 2013.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-64

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-65

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                                                   HARTFORD TOTAL
                                                                               HARTFORD BALANCED     RETURN BOND
                                                                                   HLS FUND           HLS FUND
                                                                                  SUB-ACCOUNT        SUB-ACCOUNT
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $         872,532   $      11,430,995
   Net realized gain (loss) on security transactions........................         48,203,491           5,291,890
   Net realized gain distributions..........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period.......        140,351,017         (32,059,274)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations .........        189,427,040         (15,336,389)
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................          6,114,400           2,472,593
   Net transfers............................................................         (3,689,988)        (19,727,718)
   Surrenders for benefit payments and fees ................................       (162,367,752)        (98,791,334)
   Other transactions.......................................................             26,932               7,164
   Death benefits...........................................................        (31,411,851)        (12,982,719)
   Net loan activity........................................................                 --                  (1)
   Net annuity transactions.................................................            777,855           1,251,417
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...       (190,550,404)       (127,770,598)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets ...................................         (1,123,364)       (143,106,987)

NET ASSETS:
   Beginning of period......................................................      1,048,363,693         565,319,207
                                                                              ------------------  ------------------
   End of period............................................................  $   1,047,240,329   $     422,212,220
                                                                              ==================  ==================

                                                                               HARTFORD CAPITAL   HARTFORD DIVIDEND
                                                                                 APPRECIATION        AND GROWTH
                                                                                   HLS FUND           HLS FUND
                                                                                  SUB-ACCOUNT        SUB-ACCOUNT
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $      (7,786,280)  $       2,792,201
   Net realized gain (loss) on security transactions........................        115,501,907          61,624,872
   Net realized gain distributions..........................................          4,110,232          19,380,891
   Change in unrealized appreciation (depreciation) during the period.......        377,148,478         106,449,394
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations .........        488,974,337         190,247,358
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................          7,552,871           4,254,014
   Net transfers............................................................        (56,829,093)        (16,599,850)
   Surrenders for benefit payments and fees ................................       (230,574,614)       (126,254,636)
   Other transactions.......................................................              8,165                (187)
   Death benefits...........................................................        (33,071,299)        (18,103,496)
   Net loan activity........................................................                 (1)                 (1)
   Net annuity transactions.................................................          2,283,234           1,678,858
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...       (310,630,737)       (155,025,298)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets ...................................        178,343,600          35,222,060

NET ASSETS:
   Beginning of period......................................................      1,449,743,721         698,468,502
                                                                              ------------------  ------------------
   End of period............................................................  $   1,628,087,321   $     733,690,562
                                                                              ==================  ==================

                                                                                HARTFORD GLOBAL       HARTFORD
                                                                                   RESEARCH          HEALTHCARE
                                                                                   HLS FUND           HLS FUND
                                                                                  SUB-ACCOUNT        SUB-ACCOUNT
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................   $         (2,480)  $        (373,639)
   Net realized gain (loss) on security transactions........................          1,127,180           4,120,732
   Net realized gain distributions..........................................                 --           2,456,063
   Change in unrealized appreciation (depreciation) during the period.......          3,067,959           9,283,242
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations .........          4,192,659          15,486,398
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................             43,557              53,565
   Net transfers............................................................           (487,534)         (1,595,697)
   Surrenders for benefit payments and fees ................................         (2,777,780)         (6,708,048)
   Other transactions.......................................................               (313)               (227)
   Death benefits...........................................................           (380,885)           (537,340)
   Net loan activity........................................................                 --                  --
   Net annuity transactions.................................................              9,474              (7,091)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...         (3,593,481)         (8,794,838)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets ...................................            599,178           6,691,560

NET ASSETS:
   Beginning of period......................................................         17,103,434          34,485,122
                                                                              ------------------  ------------------
   End of period............................................................   $     17,702,612   $      41,176,682
                                                                              ==================  ==================

                                                                                  HARTFORD             HARTFORD
                                                                                GLOBAL GROWTH     DISCIPLINED EQUITY
                                                                                  HLS FUND             HLS FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                              ------------------  ------------------
OPERATIONS:
   Net investment income (loss).............................................  $        (662,574)  $        (663,521)
   Net realized gain (loss) on security transactions........................          4,678,743           8,731,322
   Net realized gain distributions..........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period.......         19,925,296          19,684,785
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations .........         23,941,465          27,752,586
                                                                              ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases................................................................            610,314             560,593
   Net transfers............................................................         (3,193,644)         (2,183,127)
   Surrenders for benefit payments and fees ................................        (15,728,467)        (19,105,266)
   Other transactions.......................................................             (1,271)             (2,150)
   Death benefits...........................................................         (1,773,224)         (1,964,233)
   Net loan activity........................................................                 --                  --
   Net annuity transactions.................................................             69,777             109,067
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions...        (20,016,515)        (22,585,116)
                                                                              ------------------  ------------------
   Net increase (decrease) in net assets ...................................          3,924,950           5,167,470

NET ASSETS:
   Beginning of period......................................................         79,561,876          92,089,204
                                                                              ------------------  ------------------
   End of period............................................................  $      83,486,826   $      97,256,674
                                                                              ==================  ==================

                                                                                                    HARTFORD GROWTH
                                                                               HARTFORD GROWTH       OPPORTUNITIES
                                                                                  HLS FUND             HLS FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                              ------------------  -------------------
OPERATIONS:
   Net investment income (loss).............................................  $        (746,892)   $      (1,242,681)
   Net realized gain (loss) on security transactions........................          4,600,157            7,769,962
   Net realized gain distributions..........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period.......         10,659,872           17,164,419
                                                                              ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations .........         14,513,137           23,691,700
                                                                              ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases................................................................            258,011              550,651
   Net transfers............................................................         (1,537,368)          (2,714,814)
   Surrenders for benefit payments and fees ................................         (9,301,775)         (14,976,836)
   Other transactions.......................................................               (361)                (420)
   Death benefits...........................................................           (976,593)          (1,614,953)
   Net loan activity........................................................                 --                   --
   Net annuity transactions.................................................             56,232              212,003
                                                                              ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions...        (11,501,854)         (18,544,369)
                                                                              ------------------  -------------------
   Net increase (decrease) in net assets ...................................          3,011,283            5,147,331

NET ASSETS:
   Beginning of period......................................................         49,398,714           79,127,667
                                                                              ------------------  -------------------
   End of period............................................................  $      52,409,997    $      84,274,998
                                                                              ==================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-66

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-67

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------



                                                                                    HARTFORD
                                                                                   HIGH YIELD       HARTFORD INDEX
                                                                                    HLS FUND           HLS FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $       6,519,229   $         606,961
   Net realized gain (loss) on security transactions.........................         (1,307,996)         16,020,314
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........           (268,949)         29,489,415
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations ..........          4,942,284          46,116,690
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            451,770           1,054,958
   Net transfers.............................................................         (5,911,556)         (3,076,487)
   Surrenders for benefit payments and fees .................................        (23,449,854)        (24,657,941)
   Other transactions........................................................                620                (951)
   Death benefits............................................................         (2,820,685)         (3,655,318)
   Net loan activity.........................................................                 --                  --
   Net annuity transactions..................................................            439,302             (73,791)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (31,290,403)        (30,409,530)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets ....................................        (26,348,119)         15,707,160

NET ASSETS:
   Beginning of period.......................................................        121,751,909         164,738,979
                                                                               ------------------  ------------------
   End of period.............................................................  $      95,403,790   $     180,446,139
                                                                               ==================  ==================

                                                                                    HARTFORD
                                                                                  INTERNATIONAL          HARTFORD
                                                                                  OPPORTUNITIES        SMALL/MID CAP
                                                                                    HLS FUND          EQUITY HLS FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $       1,670,328   $         (49,913)
   Net realized gain (loss) on security transactions.........................          13,622,579           2,845,433
   Net realized gain distributions...........................................                  --           1,603,510
   Change in unrealized appreciation (depreciation) during the period........          32,994,361           2,790,128
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations ..........          48,287,268           7,189,158
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................           1,402,637             211,603
   Net transfers.............................................................          (6,338,693)          3,152,787
   Surrenders for benefit payments and fees .................................         (45,690,167)         (5,642,757)
   Other transactions........................................................              (2,558)                722
   Death benefits............................................................          (5,999,344)           (335,843)
   Net loan activity.........................................................                  (1)                 --
   Net annuity transactions..................................................           1,044,699             155,446
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (55,583,427)         (2,458,042)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets ....................................          (7,296,159)          4,731,116

NET ASSETS:
   Beginning of period.......................................................         276,679,761          21,107,459
                                                                               -------------------  ------------------
   End of period.............................................................   $     269,383,602   $      25,838,575
                                                                               ===================  ==================



                                                                                HARTFORD MIDCAP      HARTFORD MIDCAP
                                                                                   HLS FUND          VALUE HLS FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $      (1,960,716)   $        (393,259)
   Net realized gain (loss) on security transactions.........................         17,645,018            8,103,148
   Net realized gain distributions...........................................          6,504,980                   --
   Change in unrealized appreciation (depreciation) during the period........         32,130,957           27,141,645
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations ..........         54,320,239           34,851,534
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            353,693              752,896
   Net transfers.............................................................         (5,461,927)              29,098
   Surrenders for benefit payments and fees .................................        (21,073,779)         (21,568,496)
   Other transactions........................................................               (948)                 (77)
   Death benefits............................................................         (3,660,919)          (2,601,598)
   Net loan activity.........................................................                 --                   --
   Net annuity transactions..................................................            238,151              644,978
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (29,605,729)         (22,743,199)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets ....................................         24,714,510           12,108,335

NET ASSETS:
   Beginning of period.......................................................        154,714,644          116,362,266
                                                                               ------------------  -------------------
   End of period.............................................................  $     179,429,154    $     128,470,601
                                                                               ==================  ===================


                                                                                    HARTFORD        HARTFORD SMALL
                                                                                 ULTRASHORT BOND        COMPANY
                                                                                    HLS FUND           HLS FUND
                                                                                 SUB-ACCOUNT (6)      SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $      (2,042,713)  $      (1,399,577)
   Net realized gain (loss) on security transactions.........................             (2,256)         13,001,712
   Net realized gain distributions...........................................                 --           7,952,405
   Change in unrealized appreciation (depreciation) during the period........            (23,337)         18,129,481
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations ..........         (2,068,306)         37,684,021
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................          1,550,224             445,767
   Net transfers.............................................................         40,458,038          (3,885,044)
   Surrenders for benefit payments and fees .................................        (70,186,014)        (17,175,846)
   Other transactions........................................................                716               7,902
   Death benefits............................................................         (5,078,374)         (2,771,271)
   Net loan activity.........................................................                 --                  --
   Net annuity transactions..................................................             87,908             109,749
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (33,167,502)        (23,268,743)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets ....................................        (35,235,808)         14,415,278

NET ASSETS:
   Beginning of period.......................................................        156,530,238          98,044,142
                                                                               ------------------  ------------------
   End of period.............................................................  $     121,294,430   $     112,459,420
                                                                               ==================  ==================



                                                                                HARTFORD SMALLCAP    HARTFORD STOCK
                                                                                 GROWTH HLS FUND        HLS FUND
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $       (993,919)  $       3,036,709
   Net realized gain (loss) on security transactions.........................         11,613,443          39,706,581
   Net realized gain distributions...........................................          9,307,868                  --
   Change in unrealized appreciation (depreciation) during the period........          8,242,741         111,623,868
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations ..........         28,170,133         154,367,158
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            467,532           3,378,038
   Net transfers.............................................................           (715,072)        (14,057,462)
   Surrenders for benefit payments and fees .................................        (16,093,931)        (82,985,668)
   Other transactions........................................................             (1,349)             (5,393)
   Death benefits............................................................         (1,391,600)        (12,341,058)
   Net loan activity.........................................................                 --                  --
   Net annuity transactions..................................................            224,839            (111,451)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (17,509,581)       (106,122,994)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets ....................................         10,660,552          48,244,164

NET ASSETS:
   Beginning of period.......................................................         73,697,224         548,666,998
                                                                               ------------------  ------------------
   End of period.............................................................   $     84,357,776   $     596,911,162
                                                                               ==================  ==================

(6)   Formerly Hartford Money Market HLS Fund. Change effective October 21,
      2013.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-68

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-69

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                                   HARTFORD
                                                                                U.S. GOVERNMENT
                                                                                  SECURITIES         HARTFORD VALUE
                                                                                   HLS FUND             HLS FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $       1,193,303    $          81,456
   Net realized gain (loss) on security transactions.........................         (2,301,148)           8,928,056
   Net realized gain distributions...........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period........         (4,154,225)          19,337,280
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations ..........         (5,262,070)          28,346,792
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................          1,291,090              686,089
   Net transfers.............................................................         (7,016,043)          (2,990,933)
   Surrenders for benefit payments and fees .................................        (30,942,395)         (19,775,000)
   Other transactions........................................................              1,411                  (57)
   Death benefits............................................................         (5,731,221)          (2,203,856)
   Net loan activity.........................................................                 --                   --
   Net annuity transactions..................................................              1,902              403,468
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (42,395,256)         (23,880,289)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets ....................................        (47,657,326)           4,466,503

NET ASSETS:
   Beginning of period.......................................................        183,118,500          103,633,036
                                                                               ------------------  -------------------
   End of period.............................................................  $     135,461,174    $     108,099,539
                                                                               ==================  ===================


                                                                                  HUNTINGTON VA      HUNTINGTON VA
                                                                                     INCOME            DIVIDEND
                                                                                   EQUITY FUND       CAPTURE FUND
                                                                                   SUB-ACCOUNT      SUB-ACCOUNT (7)
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         125,582   $          86,479
   Net realized gain (loss) on security transactions.........................            252,557             352,076
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........            818,151             905,356
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations ..........          1,196,290           1,343,911
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             26,790              88,272
   Net transfers.............................................................            (58,834)           (236,991)
   Surrenders for benefit payments and fees .................................         (1,686,796)         (2,449,240)
   Other transactions........................................................                (21)                969
   Death benefits............................................................           (127,891)           (132,337)
   Net loan activity.........................................................                 --                  --
   Net annuity transactions..................................................              8,054              (2,127)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (1,838,698)         (2,731,454)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets ....................................           (642,408)         (1,387,543)

NET ASSETS:
   Beginning of period.......................................................          6,180,452           8,397,461
                                                                               ------------------  ------------------
   End of period.............................................................  $       5,538,044   $       7,009,918
                                                                               ==================  ==================


                                                                                                      HUNTINGTON VA
                                                                                 HUNTINGTON VA          MID CORP
                                                                                  GROWTH FUND         AMERICA FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (20,529)   $         (51,827)
   Net realized gain (loss) on security transactions.........................            202,462              858,864
   Net realized gain distributions...........................................                 --              319,747
   Change in unrealized appreciation (depreciation) during the period........            661,182              432,026
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations ..........            843,115            1,558,810
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             13,097               50,550
   Net transfers.............................................................           (123,549)            (182,518)
   Surrenders for benefit payments and fees .................................         (1,208,677)          (1,717,914)
   Other transactions........................................................                  7                   51
   Death benefits............................................................            (25,500)             (46,342)
   Net loan activity.........................................................                 --                   --
   Net annuity transactions..................................................                 --                   --
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (1,344,622)          (1,896,173)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets ....................................           (501,507)            (337,363)

NET ASSETS:
   Beginning of period.......................................................          3,284,867            5,812,872
                                                                               ------------------  -------------------
   End of period.............................................................  $       2,783,360    $       5,475,509
                                                                               ==================  ===================


                                                                                  HUNTINGTON VA       HUNTINGTON VA
                                                                                    ROTATING          INTERNATIONAL
                                                                                  MARKETS FUND         EQUITY FUND
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          (8,597)  $          (1,243)
   Net realized gain (loss) on security transactions.........................            104,309              12,200
   Net realized gain distributions...........................................             82,863                  --
   Change in unrealized appreciation (depreciation) during the period........             14,515             152,981
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations ..........            193,090             163,938
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              6,707               6,437
   Net transfers.............................................................            (80,966)            (31,835)
   Surrenders for benefit payments and fees .................................           (252,460)           (148,700)
   Other transactions........................................................                 --                  (5)
   Death benefits............................................................             (6,267)            (27,285)
   Net loan activity.........................................................                 --                  --
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (332,986)           (201,388)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets ....................................           (139,896)            (37,450)

NET ASSETS:
   Beginning of period.......................................................          1,048,175             892,154
                                                                               ------------------  ------------------
   End of period.............................................................  $         908,279   $         854,704
                                                                               ==================  ==================


                                                                                 HUNTINGTON VA
                                                                                   MORTGAGE           HUNTINGTON VA
                                                                                SECURITIES FUND        SITUS FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $           1,008    $         (20,921)
   Net realized gain (loss) on security transactions.........................              8,730              237,582
   Net realized gain distributions...........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period........            (20,013)             199,796
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations ..........            (10,275)             416,457
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              3,450               17,505
   Net transfers.............................................................            (32,540)             (76,384)
   Surrenders for benefit payments and fees .................................           (112,941)            (370,146)
   Other transactions........................................................                  1                   24
   Death benefits............................................................            (23,774)             (23,063)
   Net loan activity.........................................................                 --                   --
   Net annuity transactions..................................................                 --                   --
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (165,804)            (452,064)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets ....................................           (176,079)             (35,607)

NET ASSETS:
   Beginning of period.......................................................            412,386            1,592,365
                                                                               ------------------  -------------------
   End of period.............................................................  $         236,307    $       1,556,758
                                                                               ==================  ===================

(7) Effective March 28, 2013 Huntington VA Macro 100 Fund merged with Huntington VA Dividend Capture Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-70

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-71

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------




                                                                              BLACKROCK GLOBAL         BLACKROCK
                                                                                OPPORTUNITIES          LARGE CAP
                                                                                  V.I. FUND        GROWTH V.I. FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $           (1,242)  $           (1,308)
   Net realized gain (loss) on security transactions.......................              19,906               18,043
   Net realized gain distributions.........................................                  --                3,466
   Change in unrealized appreciation (depreciation) during the period......              (2,274)               3,729
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations ........              16,390               23,930
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --                   --
   Net transfers...........................................................              25,531                 (140)
   Surrenders for benefit payments and fees ...............................             (53,261)             (62,679)
   Other transactions......................................................                  --                   --
   Death benefits..........................................................                  --                   --
   Net loan activity.......................................................                  --                   --
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..             (27,730)             (62,819)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets ..................................             (11,340)             (38,889)

NET ASSETS:
   Beginning of period.....................................................              59,363               86,310
                                                                             -------------------  -------------------
   End of period...........................................................  $           48,023   $           47,421
                                                                             ===================  ===================



                                                                                                    INVESCO V.I.
                                                                                UIF U.S. REAL        EQUITY AND
                                                                              ESTATE PORTFOLIO       INCOME FUND
                                                                                 SUB-ACCOUNT       SUB-ACCOUNT (8)
                                                                             -------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................   $          (2,206)  $             916
   Net realized gain (loss) on security transactions.......................             (18,909)             22,708
   Net realized gain distributions.........................................                  --                  --
   Change in unrealized appreciation (depreciation) during the period......              29,182              75,837
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations ........               8,067              99,461
                                                                             -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              58,063               1,045
   Net transfers...........................................................             (53,221)            119,345
   Surrenders for benefit payments and fees ...............................            (111,240)           (118,261)
   Other transactions......................................................                  --                  --
   Death benefits..........................................................                  --                  --
   Net loan activity.......................................................                  --                  --
   Net annuity transactions................................................                  --                  --
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (106,398)              2,129
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets ..................................             (98,331)            101,590

NET ASSETS:
   Beginning of period.....................................................             552,360             410,529
                                                                             -------------------  ------------------
   End of period...........................................................   $         454,029   $         512,119
                                                                             ===================  ==================

                                                                                                   COLUMBIA VARIABLE
                                                                                                     PORTFOLIO --
                                                                                                        MARSICO
                                                                                 UIF MID CAP         INTERNATIONAL
                                                                              GROWTH PORTFOLIO    OPPORTUNITIES FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $           (4,944)   $        (110,501)
   Net realized gain (loss) on security transactions.......................              14,159              728,453
   Net realized gain distributions.........................................               9,991                   --
   Change in unrealized appreciation (depreciation) during the period......             128,025            1,029,623
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations ........             147,231            1,647,575
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              35,028               18,795
   Net transfers...........................................................             (20,841)            (394,106)
   Surrenders for benefit payments and fees ...............................             (66,262)          (1,822,541)
   Other transactions......................................................                  --                  157
   Death benefits..........................................................                  --             (243,338)
   Net loan activity.......................................................                  --                   --
   Net annuity transactions................................................                  --                9,000
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..             (52,075)          (2,432,033)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets ..................................              95,156             (784,458)

NET ASSETS:
   Beginning of period.....................................................             461,837           10,122,780
                                                                             -------------------  -------------------
   End of period...........................................................  $          556,993    $       9,338,322
                                                                             ===================  ===================


                                                                             COLUMBIA VARIABLE
                                                                               PORTFOLIO --       COLUMBIA VARIABLE
                                                                              MARSICO FOCUSED    PORTFOLIO -- ASSET
                                                                               EQUITIES FUND       ALLOCATION FUND
                                                                                SUB-ACCOUNT          SUB-ACCOUNT
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $        (207,882)  $           26,799
   Net realized gain (loss) on security transactions.......................          1,388,094              (94,960)
   Net realized gain distributions.........................................          3,199,231                   --
   Change in unrealized appreciation (depreciation) during the period......          2,379,231              522,417
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations ........          6,758,674              454,256
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             63,068                8,434
   Net transfers...........................................................           (889,722)             142,909
   Surrenders for benefit payments and fees ...............................         (3,274,520)            (604,656)
   Other transactions......................................................                240                   (1)
   Death benefits..........................................................           (643,763)            (169,186)
   Net loan activity.......................................................                 --                   --
   Net annuity transactions................................................            105,582                  350
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (4,639,115)            (622,150)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets ..................................          2,119,559             (167,894)

NET ASSETS:
   Beginning of period.....................................................         20,911,159            3,080,384
                                                                             ------------------  -------------------
   End of period...........................................................  $      23,030,718   $        2,912,490
                                                                             ==================  ===================


                                                                              COLUMBIA VARIABLE    COLUMBIA VARIABLE
                                                                                PORTFOLIO --         PORTFOLIO --
                                                                                   MARSICO           MARSICO 21ST
                                                                                 GROWTH FUND         CENTURY FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $         (188,078)   $         (35,295)
   Net realized gain (loss) on security transactions.......................           2,016,101              402,537
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......           2,779,688              814,052
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations ........           4,607,711            1,181,294
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              55,084               13,987
   Net transfers...........................................................          (1,134,419)            (201,012)
   Surrenders for benefit payments and fees ...............................          (2,119,082)            (639,133)
   Other transactions......................................................                 746                  138
   Death benefits..........................................................            (482,172)             (72,066)
   Net loan activity.......................................................                  --                   --
   Net annuity transactions................................................              64,877               (3,487)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (3,614,966)            (901,573)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets ..................................             992,745              279,721

NET ASSETS:
   Beginning of period.....................................................          15,069,644            3,281,901
                                                                             -------------------  -------------------
   End of period...........................................................  $       16,062,389    $       3,561,622
                                                                             ===================  ===================

(8) Formerly Invesco Van Kampen V.I. Equity and Income Fund. Change effective April 29, 2013.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-72

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-73

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                                                   COLUMBIA VARIABLE
                                                                              COLUMBIA VARIABLE      PORTFOLIO --
                                                                                PORTFOLIO --            INCOME
                                                                                  DIVIDEND        OPPORTUNITIES FUND
                                                                              OPPORTUNITY FUND        SUB-ACCOUNT
                                                                                 SUB-ACCOUNT            (9)(10)
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $        (150,474)   $         922,016
   Net realized gain (loss) on security transactions.......................             289,372              297,556
   Net realized gain distributions.........................................                  --              314,038
   Change in unrealized appreciation (depreciation) during the period......           1,896,760           (1,298,773)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations ........           2,035,658              234,837
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              13,947               18,529
   Net transfers...........................................................             280,541             (332,870)
   Surrenders for benefit payments and fees ...............................          (1,590,480)          (1,285,647)
   Other transactions......................................................                 (14)                 (40)
   Death benefits..........................................................            (310,931)            (312,279)
   Net loan activity.......................................................                  --                   --
   Net annuity transactions................................................              17,605                1,979
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (1,589,332)          (1,910,328)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets ..................................             446,326           (1,675,491)

NET ASSETS:
   Beginning of period.....................................................           8,936,226            8,097,956
                                                                             -------------------  -------------------
   End of period...........................................................   $       9,382,552    $       6,422,465
                                                                             ===================  ===================

                                                                              COLUMBIA VARIABLE
                                                                                PORTFOLIO --
                                                                               MID CAP GROWTH
                                                                              OPPORTUNITY FUND        OPPENHEIMER
                                                                                 SUB-ACCOUNT        GLOBAL FUND/VA
                                                                                   (9)(11)         SUB-ACCOUNT (12)
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $        (125,895)   $            (959)
   Net realized gain (loss) on security transactions.......................            (776,420)               4,478
   Net realized gain distributions.........................................           2,628,221                   --
   Change in unrealized appreciation (depreciation) during the period......             321,250              167,927
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations ........           2,047,156              171,446
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................               7,487                1,071
   Net transfers...........................................................            (910,108)             113,070
   Surrenders for benefit payments and fees ...............................          (1,248,093)             (27,229)
   Other transactions......................................................                 227                   --
   Death benefits..........................................................            (137,439)                  --
   Net loan activity.......................................................                  --                   --
   Net annuity transactions................................................               4,780                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (2,283,146)              86,912
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets ..................................            (235,990)             258,358

NET ASSETS:
   Beginning of period.....................................................           8,139,823              654,378
                                                                             -------------------  -------------------
   End of period...........................................................   $       7,903,833    $         912,736
                                                                             ===================  ===================



                                                                                  PUTNAM VT
                                                                                  SMALL CAP         PIMCO VIT REAL
                                                                                 VALUE FUND        RETURN PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $          (1,705)   $           2,318
   Net realized gain (loss) on security transactions.......................                (676)              29,381
   Net realized gain distributions.........................................               4,710                9,656
   Change in unrealized appreciation (depreciation) during the period......             109,634             (217,739)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations ........             111,963             (176,384)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              42,092                7,802
   Net transfers...........................................................             103,177             (340,810)
   Surrenders for benefit payments and fees ...............................             (50,452)            (302,545)
   Other transactions......................................................                  --                   (4)
   Death benefits..........................................................                  --                   --
   Net loan activity.......................................................                  --                   --
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..              94,817             (635,557)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets ..................................             206,780             (811,941)

NET ASSETS:
   Beginning of period.....................................................             245,827            2,004,403
                                                                             -------------------  -------------------
   End of period...........................................................   $         452,607    $       1,192,462
                                                                             ===================  ===================



                                                                                                    PIONEER MID CAP
                                                                                PIONEER FUND           VALUE VCT
                                                                                VCT PORTFOLIO          PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (75,630)  $             (962)
   Net realized gain (loss) on security transactions.......................             549,705                1,829
   Net realized gain distributions.........................................             655,540                   --
   Change in unrealized appreciation (depreciation) during the period......           2,857,988               53,117
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations ........           3,987,603               53,984
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              27,880                3,611
   Net transfers...........................................................            (514,666)              22,628
   Surrenders for benefit payments and fees ...............................          (3,432,461)             (18,872)
   Other transactions......................................................                 425                   --
   Death benefits..........................................................            (494,557)                  --
   Net loan activity.......................................................                  --                   --
   Net annuity transactions................................................              50,375                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (4,363,004)               7,367
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets ..................................            (375,401)              61,351

NET ASSETS:
   Beginning of period.....................................................          14,731,659              166,792
                                                                             -------------------  -------------------
   End of period...........................................................  $       14,356,258   $          228,143
                                                                             ===================  ===================




                                                                               JENNISON 20/20
                                                                               FOCUS PORTFOLIO    JENNISON PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $           (2,707)  $          (11,577)
   Net realized gain (loss) on security transactions.......................              46,254              226,386
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......               1,901               18,976
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations ........              45,448              233,785
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --                   --
   Net transfers...........................................................             (93,585)            (696,675)
   Surrenders for benefit payments and fees ...............................             (19,820)             (31,759)
   Other transactions......................................................                  --                  113
   Death benefits..........................................................             (23,353)                  --
   Net loan activity.......................................................                  --                   --
   Net annuity transactions................................................                  --                 (328)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (136,758)            (728,649)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets ..................................             (91,310)            (494,864)

NET ASSETS:
   Beginning of period.....................................................             231,650            1,084,910
                                                                             -------------------  -------------------
   End of period...........................................................  $          140,340   $          590,046
                                                                             ===================  ===================

(9)   Funded as of April 26, 2013.

(10) Effective April 26, 2013 Columbia Variable Portfolio -- High Income Fund merged with Columbia Variable Portfolio Income Opportunies Fund.

(11) Effective April 26, 2013 Columbia Variable Portfolio -- Mid Cap Growth Fund merged with Columbia Variable Portfolio Mid Cap Growth Fund.

(12) Formerly Oppenheimer Global Securities Fund/VA. Change effective April 30, 2013.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-74

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-75

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------



                                                                                                  PRUDENTIAL SERIES
                                                                                 PRUDENTIAL       SP INTERNATIONAL
                                                                               VALUE PORTFOLIO    GROWTH PORTFOLIO
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             -------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $           (7,749)  $          (1,110)
   Net realized gain (loss) on security transactions.......................              28,465               1,520
   Net realized gain distributions.........................................                  --                  --
   Change in unrealized appreciation (depreciation) during the period......             104,676              11,182
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations ........             125,392              11,592
                                                                             -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --                  --
   Net transfers...........................................................                  --                 435
   Surrenders for benefit payments and fees ...............................             (45,020)             (6,411)
   Other transactions......................................................                  (4)                 --
   Death benefits..........................................................             (96,409)            (14,791)
   Net loan activity.......................................................                  --                  --
   Net annuity transactions................................................                  --                  --
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (141,433)            (20,767)
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets ..................................             (16,041)             (9,175)

NET ASSETS:
   Beginning of period.....................................................             442,775              85,000
                                                                             -------------------  ------------------
   End of period...........................................................  $          426,734   $          75,825
                                                                             ===================  ==================


                                                                                    ROYCE             LEGG MASON
                                                                                  SMALL-CAP           CLEARBRIDGE
                                                                                  PORTFOLIO        APPRECIATION FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $           (2,096)   $              17
   Net realized gain (loss) on security transactions.......................              40,286                1,221
   Net realized gain distributions.........................................              55,757                8,044
   Change in unrealized appreciation (depreciation) during the period......             200,911               38,839
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations ........             294,858               48,121
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              40,254                   --
   Net transfers...........................................................             (96,855)                  --
   Surrenders for benefit payments and fees ...............................             (90,942)                 (26)
   Other transactions......................................................                  --                   --
   Death benefits..........................................................                  --                   --
   Net loan activity.......................................................                  --                   --
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (147,543)                 (26)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets ..................................             147,315               48,095

NET ASSETS:
   Beginning of period.....................................................             961,691              171,894
                                                                             -------------------  -------------------
   End of period...........................................................  $        1,109,006    $         219,989
                                                                             ===================  ===================

                                                                              VICTORY VARIABLE
                                                                                  INSURANCE
                                                                                 DIVERSIFIED        INVESCO V.I.
                                                                                 STOCK FUND         COMSTOCK FUND
                                                                                 SUB-ACCOUNT      SUB-ACCOUNT (13)
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (4,109)  $              558
   Net realized gain (loss) on security transactions.......................             29,686                6,703
   Net realized gain distributions.........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period......            129,259               46,912
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations ........            154,836               54,173
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                124                1,796
   Net transfers...........................................................              1,590               62,533
   Surrenders for benefit payments and fees ...............................           (107,293)             (31,088)
   Other transactions......................................................                 --                   --
   Death benefits..........................................................            (26,545)                  --
   Net loan activity.......................................................                 --                   --
   Net annuity transactions................................................               (290)                  --
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..           (132,414)              33,241
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets ..................................             22,422               87,414

NET ASSETS:
   Beginning of period.....................................................            520,407              150,885
                                                                             ------------------  -------------------
   End of period...........................................................  $         542,829   $          238,299
                                                                             ==================  ===================


                                                                                INVESCO V.I.
                                                                                  AMERICAN
                                                                                  FRANCHISE
                                                                              SUB-ACCOUNT (14)
                                                                             -------------------
OPERATIONS:
   Net investment income (loss)............................................   $         (13,154)
   Net realized gain (loss) on security transactions.......................              79,101
   Net realized gain distributions.........................................                  --
   Change in unrealized appreciation (depreciation) during the period......             395,795
                                                                             -------------------
   Net increase (decrease) in net assets resulting from operations ........             461,742
                                                                             -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................               5,200
   Net transfers...........................................................            (460,594)
   Surrenders for benefit payments and fees ...............................            (234,821)
   Other transactions......................................................                  --
   Death benefits..........................................................              (7,262)
   Net loan activity.......................................................                  --
   Net annuity transactions................................................              (1,186)
                                                                             -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (698,663)
                                                                             -------------------
   Net increase (decrease) in net assets ..................................            (236,921)

NET ASSETS:
   Beginning of period.....................................................           1,597,939
                                                                             -------------------
   End of period...........................................................   $       1,361,018
                                                                             ===================

(13) Formerly Invesco Van Kampen V.I. Comstock Fund. Change effective April 29, 2013.

(14) Formerly Invesco Van Kampen V.I. American Franchise Fund. Change effective April 29, 2013.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-76

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-77

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                                 WELLS FARGO          WELLS FARGO
                                                                                ADVANTAGE VT         ADVANTAGE VT
                                                                                 INDEX ASSET         TOTAL RETURN
                                                                               ALLOCATION FUND         BOND FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $              (28)  $             (143)
   Net realized gain (loss) on security transactions.......................                  33                  566
   Net realized gain distributions.........................................                  --                  345
   Change in unrealized appreciation (depreciation) during the period......               1,742               (2,211)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations ........               1,747               (1,443)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --                   --
   Net transfers...........................................................                  --              (18,246)
   Surrenders for benefit payments and fees ...............................                  (8)                  (6)
   Other transactions......................................................                  --                   (1)
   Death benefits..........................................................                  --                   --
   Net loan activity.......................................................                  --                   --
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..                  (8)             (18,253)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets ..................................               1,739              (19,696)

NET ASSETS:
   Beginning of period.....................................................              10,053               30,577
                                                                             -------------------  -------------------
   End of period...........................................................  $           11,792   $           10,881
                                                                             ===================  ===================

                                                                                 WELLS FARGO          WELLS FARGO
                                                                                ADVANTAGE VT         ADVANTAGE VT
                                                                                  INTRINSIC          INTERNATIONAL
                                                                                 VALUE FUND           EQUITY FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $             (431)  $           71,465
   Net realized gain (loss) on security transactions.......................              18,533               84,904
   Net realized gain distributions.........................................                  --              389,565
   Change in unrealized appreciation (depreciation) during the period......             (13,266)             749,446
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations ........               4,836            1,295,380
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --               19,995
   Net transfers...........................................................             (47,090)            (314,249)
   Surrenders for benefit payments and fees ...............................                  (4)          (1,192,982)
   Other transactions......................................................                  --                   12
   Death benefits..........................................................                  --             (280,530)
   Net loan activity.......................................................                  --                   --
   Net annuity transactions................................................                  --              (10,372)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..             (47,094)          (1,778,126)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets ..................................             (42,258)            (482,746)

NET ASSETS:
   Beginning of period.....................................................              44,551            8,133,848
                                                                             -------------------  -------------------
   End of period...........................................................  $            2,293   $        7,651,102
                                                                             ===================  ===================

                                                                                 WELLS FARGO          WELLS FARGO
                                                                                ADVANTAGE VT         ADVANTAGE VT
                                                                                  SMALL CAP            SMALL CAP
                                                                                 GROWTH FUND          VALUE FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $         (50,883)   $         (40,180)
   Net realized gain (loss) on security transactions.......................             260,801              541,390
   Net realized gain distributions.........................................             184,005                   --
   Change in unrealized appreciation (depreciation) during the period......           1,015,668              237,210
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations ........           1,409,591              738,420
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              10,378                8,864
   Net transfers...........................................................              68,146             (106,921)
   Surrenders for benefit payments and fees ...............................            (416,343)          (1,251,538)
   Other transactions......................................................                  --                  (98)
   Death benefits..........................................................            (139,253)            (173,871)
   Net loan activity.......................................................                  --                   --
   Net annuity transactions................................................              32,575                  628
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (444,497)          (1,522,936)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets ..................................             965,094             (784,516)

NET ASSETS:
   Beginning of period.....................................................           3,156,776            6,080,729
                                                                             -------------------  -------------------
   End of period...........................................................   $       4,121,870    $       5,296,213
                                                                             ===================  ===================


                                                                                WELLS FARGO
                                                                               ADVANTAGE VT
                                                                             OPPORTUNITY FUND
                                                                                SUB-ACCOUNT
                                                                             ------------------
OPERATIONS:
   Net investment income (loss)............................................  $         (46,262)
   Net realized gain (loss) on security transactions.......................            294,975
   Net realized gain distributions.........................................                 --
   Change in unrealized appreciation (depreciation) during the period......            969,343
                                                                             ------------------
   Net increase (decrease) in net assets resulting from operations ........          1,218,056
                                                                             ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                658
   Net transfers...........................................................            (46,197)
   Surrenders for benefit payments and fees ...............................           (564,407)
   Other transactions......................................................               (396)
   Death benefits..........................................................           (100,838)
   Net loan activity.......................................................                 --
   Net annuity transactions................................................             (7,510)
                                                                             ------------------
   Net increase (decrease) in net assets resulting from unit transactions..           (718,690)
                                                                             ------------------
   Net increase (decrease) in net assets ..................................            499,366

NET ASSETS:
   Beginning of period.....................................................          4,505,827
                                                                             ------------------
   End of period...........................................................  $       5,005,193
                                                                             ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-78

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-79

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1.   ORGANIZATION:

     Separate Account Two (the "Account") is a separate investment account established by Hartford Life Insurance Company (the "Sponsor Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the "Sub-Accounts") within the Account.

     The Account is comprised of the following Sub-Accounts:

     American Century(R) VP Capital Appreciation Fund, AllianceBernstein VPS International Value Portfolio, Invesco V.I. Core Equity Fund, Invesco V.I. High Yield Fund, Invesco V.I. Money Market Fund, AllianceBernstein VPS Growth and Income Portfolio, AllianceBernstein VPS Intermediate Bond Portfolio, American Funds Growth Fund, Sterling Capital Equity Income Variable Insurance Fund, Sterling Capital Special Opportunities VIF, Sterling Capital Total Return Bond VIF, Calvert VP SRI Balanced Portfolio, Columbia Variable Portfolio -- Small Company Growth Fund, Wells Fargo Advantage VT Omega Growth Fund, Fidelity(R) VIP Asset Manager Portfolio, Fidelity(R) VIP Growth Portfolio, Fidelity(R) VIP Contrafund Portfolio, Fidelity(R) VIP Overseas Portfolio, Fidelity(R) VIP Freedom 2020 Portfolio, Fidelity(R) VIP Freedom 2030 Portfolio, Fidelity(R) VIP Freedom 2015 Portfolio, Fidelity(R) VIP Freedom 2025 Portfolio, Fidelity(R) VIP Freedom Income Portfolio, Fidelity(R) VIP FundsManager 20% Portfolio, Fidelity(R) VIP FundsManager 50% Portfolio*, Fidelity(R) VIP FundsManager 70% Portfolio, Fidelity(R) VIP FundsManager 85% Portfolio, Franklin Income VIP Fund (formerly Franklin Income Securities Fund), Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Research HLS Fund (merged with Hartford Global Growth HLS Fund), Hartford Healthcare HLS Fund, Hartford Global Growth HLS Fund (merged with Hartford Global Research HLS Fund), Hartford Disciplined Equity HLS Fund, Hartford Growth HLS Fund (merged with Hartford Growth Opportunities HLS Fund), Hartford Growth Opportunities HLS Fund (merged with Hartford Growth HLS
     Fund), Hartford High Yield HLS Fund, Hartford Index HLS Fund (merged with HIMCO VIT Index Fund), Hartford International Opportunities HLS Fund, Hartford Small/Mid Cap Equity HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, Huntington VA Income Equity Fund (merged with Huntington VA Dividend Capture Fund), Huntington VA Dividend Capture Fund (merged with Huntington VA Income Equity Fund), Huntington VA Growth Fund++, Huntington VA Mid Corp America Fund (merged with Huntington VA Situs Fund), Huntington VA Rotating Markets Fund++, Huntington VA International Equity Fund, Huntington VA Mortgage Securities Fund++, Huntington VA Situs Fund (merged with Huntington VA Mid Corp America Fund), BlackRock Global Opportunities V.I. Fund, BlackRock Large Cap Growth V.I. Fund, UIF U.S. Real Estate Portfolio, Invesco V.I. Equity and Income Fund, UIF Mid Cap Growth Portfolio, Columbia Variable Portfolio -- Marsico International Opportunities Fund, Columbia Variable Portfolio -- Marsico Focused Equities Fund, Columbia Variable Portfolio -- Asset Allocation Fund, Columbia Variable Portfolio -- Marsico Growth Fund, Columbia Variable Portfolio -- Marsico 21st Century Fund, Columbia Variable Portfolio -- Dividend Opportunity Fund, Columbia Variable Portfolio -- Income Opportunities Fund, Columbia Variable Portfolio -- Mid Cap Growth Opportunity Fund, Oppenheimer Global Fund/VA, Putnam VT Small Cap Value Fund, PIMCO VIT Real Return Portfolio, Pioneer Fund VCT Portfolio, Pioneer Mid Cap Value VCT Portfolio, Jennison 20/20 Focus Portfolio, Jennison Portfolio, Prudential Value Portfolio, Prudential Series SP International Growth Portfolio, Royce Small-Cap Portfolio, Legg Mason ClearBridge Appreciation Fund, Victory Variable Insurance Diversified Stock Fund, Invesco V.I. Comstock Fund, Invesco V.I. American Franchise Fund, Wells Fargo Advantage VT Index Asset Allocation Fund, Wells Fargo Advantage VT Total Return Bond Fund, Wells Fargo Advantage VT Intrinsic Value Fund, Wells Fargo Advantage VT International Equity Fund, Wells Fargo Advantage VT Small Cap Growth Fund, Wells Fargo Advantage VT Small Cap Value Fund, Wells Fargo Advantage VT Opportunity Fund, and HIMCO VIT Index Fund (merged with Hartford Index HLS Fund).


   ++ During 2014, the following Sub-Accounts were liquidated: Huntington VA
      Growth Fund, Huntington VA Rotating Markets Fund, and Huntington VA Mortgage Securities Fund.


    * This fund was not funded as of December 31, 2014, and as a result, is not presented in the statements of assets and liabilities.

     If a Fund is subject to a merger by the fund manager, the Sub-Account invested in the surviving Fund acquires the net assets of the Sub-Account associated with the merging


--------------------------------------------------------------------------------
                                    SA-80

---------------------------------------------------------------------------
     fund on the date disclosed. These amounts are reflected in the statement of changes in net assets as a net transfer. For financial reporting purposes, assets received by the Sub-Account were recorded at fair value as follows:

     SURVIVING SUB-ACCOUNT                           ASSETS RECEIVED

    -----------------------------------------  -------------
    Hartford Global Growth HLS Fund..........  $  18,195,433
    Hartford Growth Opportunities HLS Fund...     48,058,827
    HIMCO VIT Index Fund.....................    166,664,418
    Huntington VA Dividend Capture Fund......      4,744,979
    Huntington VA Situs Fund.................      4,415,673

     The Sub-Accounts are invested in mutual funds (the "Funds") of the same name.

     Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company's other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP):

     a) SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds, which are characterized as capital gains under tax regulations.

     b) UNIT TRANSACTIONS -- Unit transactions are executed based on the unit values calculated at the close of the business day.

     c) FEDERAL INCOME TAXES -- The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

     d) USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates.The most significant estimate contained within the financial statements are the fair value measurements.

     e) MORTALITY RISK -- The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in death benefits on the accompanying statements of changes in net assets.

     f) FAIR VALUE MEASUREMENTS -- The Sub-Accounts' investments are carried at fair value in the Account's financial statements. The investments in shares of the Funds are valued at the December 31, 2014 closing net asset value as determined by the appropriate Fund manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

        Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include highly liquid open-ended management investment companies ("mutual funds").

        Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

        Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values


--------------------------------------------------------------------------------
                                    SA-81

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


        represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges. In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

        As of December 31, 2014, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account's policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2014 and 2013.

     g) ACCOUNTING FOR UNCERTAIN TAX POSITIONS -- Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2014. The 2007 through 2014 tax years generally remain subject to examination by U.S. federal and most state tax authorities.

3.   ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

     Each Sub-account is charged certain fees, according to contract terms, as follows:

     a) MORTALITY AND EXPENSE RISK CHARGES -- The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.50% of the Sub-Account's average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

     b) TAX EXPENSE CHARGES -- If applicable, the Sponsor Company will make deductions up to a maximum rate of 4.00% of the contract's average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account's average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners' accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

     c) ADMINISTRATIVE CHARGES -- The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.15% of the Sub- Account's average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

     d) ANNUAL MAINTENANCE AND CONTRACT FEES -- An annual maintenance fee up to a maximum of $30 may be charged. In addition, an annual contract fee up to a maximum of $100 may be charged. These charges are deducted through a redemption of units from applicable contract owners' accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

     e) RIDER CHARGES -- The Sponsor Company will charge an expense for various rider charges, which are either included in the mortality and expense risk charges in the accompanying statements of operations or the surrenders for benefit payments and fees in the accompanying statements of changes in net assets. For further detail regarding specific product rider charges, please refer to Note 6, Financial Highlights.

     f) TRANSACTIONS WITH RELATED PARTIES -- The Sponsor and its affiliates receive fees from the HLS and VIT funds for services provided to these funds. The fees received for these services are a maximum of 1.29% and 0.55%, respectively, of the Funds' average daily net assets.



4.   PURCHASES AND SALES OF INVESTMENTS:

     The cost of purchases and proceeds from sales of investments for the period ended December 31, 2014 were as follows:


                                                                                                        PURCHASES        PROCEEDS
SUB-ACCOUNT                                                                                              AT COST        FROM SALES
------------------------------------------------------------------------------------------------    ---------------   --------------
American Century(R) VP Capital Appreciation Fund................................................     $    1,466,407   $    1,049,208
AllianceBernstein VPS International Value Portfolio.............................................             20,804          188,246
Invesco V.I. Core Equity Fund...................................................................            130,075          920,700
Invesco V.I. High Yield Fund....................................................................            315,705          345,741
Invesco V.I. Money Market Fund..................................................................         61,772,138       54,856,428
AllianceBernstein VPS Growth and Income Portfolio...............................................             74,389          442,826
AllianceBernstein VPS Intermediate Bond Portfolio...............................................          1,376,761          782,247
American Funds Growth Fund......................................................................             49,328          101,155


--------------------------------------------------------------------------------
                                    SA-82

---------------------------------------------------------------------------

                                                                                                        PURCHASES        PROCEEDS
SUB-ACCOUNT                                                                                              AT COST        FROM SALES
------------------------------------------------------------------------------------------------    ---------------   --------------
Sterling Capital Equity Income Variable Insurance Fund..........................................     $      505,792   $    2,749,718
Sterling Capital Special Opportunities VIF......................................................          1,804,221        2,057,525
Sterling Capital Total Return Bond VIF..........................................................            341,069          364,043
Calvert VP SRI Balanced Portfolio...............................................................            251,571          285,971
Columbia Variable Portfolio -- Small Company Growth Fund........................................            370,683        1,318,546
Wells Fargo Advantage VT Omega Growth Fund......................................................            668,116          930,334
Fidelity(R) VIP Asset Manager Portfolio.........................................................            116,378          470,635
Fidelity(R) VIP Growth Portfolio................................................................            411,504        1,876,657
Fidelity(R) VIP Contrafund Portfolio............................................................            543,611        2,471,330
Fidelity(R) VIP Overseas Portfolio..............................................................            122,736          583,620
Fidelity(R) VIP Freedom 2020 Portfolio..........................................................            308,038          332,254
Fidelity(R) VIP Freedom 2030 Portfolio..........................................................             19,115           32,400
Fidelity(R) VIP Freedom 2015 Portfolio..........................................................             19,159            6,434
Fidelity(R) VIP Freedom 2025 Portfolio..........................................................            453,190           37,163
Fidelity(R) VIP Freedom Income Portfolio........................................................              1,962           19,108
Fidelity(R) VIP FundsManager 20% Portfolio......................................................                232              124
Fidelity(R) VIP FundsManager 50% Portfolio*.....................................................                 25           33,966
Fidelity(R) VIP FundsManager 70% Portfolio......................................................                558              230
Fidelity(R) VIP FundsManager 85% Portfolio......................................................             28,649              130
Franklin Income VIP Fund*.......................................................................            222,050          487,770
Hartford Balanced HLS Fund......................................................................         28,348,254      194,902,523
Hartford Total Return Bond HLS Fund.............................................................         31,936,163       94,506,644
Hartford Capital Appreciation HLS Fund..........................................................        264,882,502      305,903,737
Hartford Dividend and Growth HLS Fund...........................................................        111,496,127      150,305,915
Hartford Global Research HLS Fund*..............................................................          2,208,159       20,217,268
Hartford Healthcare HLS Fund....................................................................          4,294,664        8,282,414
Hartford Global Growth HLS Fund*................................................................         22,977,308       20,053,367
Hartford Disciplined Equity HLS Fund............................................................          9,982,996       26,888,543
Hartford Growth HLS Fund*.......................................................................         16,357,422       56,015,326
Hartford Growth Opportunities HLS Fund*.........................................................         78,442,862       28,468,001
Hartford High Yield HLS Fund....................................................................         17,743,491       30,905,276
Hartford Index HLS Fund*........................................................................         14,200,366      190,855,659
Hartford International Opportunities HLS Fund...................................................         16,121,749       54,068,229
Hartford Small/Mid Cap Equity HLS Fund..........................................................          8,233,518        9,481,237
Hartford MidCap HLS Fund........................................................................         21,033,203       28,751,307
Hartford MidCap Value HLS Fund..................................................................         24,819,453       29,757,704
Hartford Ultrashort Bond HLS Fund...............................................................         14,840,806       48,117,510
Hartford Small Company HLS Fund.................................................................         23,639,097       24,626,810
Hartford SmallCap Growth HLS Fund...............................................................         20,912,239       25,510,627
Hartford Stock HLS Fund.........................................................................         15,233,089      106,341,315
Hartford U.S. Government Securities HLS Fund....................................................         11,127,953       31,803,087
Hartford Value HLS Fund.........................................................................          5,088,835       26,114,566
Huntington VA Income Equity Fund*...............................................................            582,847        5,947,713
Huntington VA Dividend Capture Fund*............................................................          5,703,579        3,447,991
Huntington VA Growth Fund*......................................................................          1,718,178        2,754,088
Huntington VA Mid Corp America Fund*............................................................          2,947,390        5,692,931
Huntington VA Rotating Markets Fund*............................................................            225,532          905,653
Huntington VA International Equity Fund.........................................................             58,410          280,681
Huntington VA Mortgage Securities Fund*.........................................................             26,117          253,414
Huntington VA Situs Fund*.......................................................................          4,946,718        1,129,903
BlackRock Global Opportunities V.I. Fund........................................................              1,957           12,068


--------------------------------------------------------------------------------
                                    SA-83

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------



                                                                                                        PURCHASES        PROCEEDS
SUB-ACCOUNT                                                                                              AT COST        FROM SALES
------------------------------------------------------------------------------------------------    ---------------   --------------
BlackRock Large Cap Growth V.I. Fund............................................................     $        7,138   $          966
UIF U.S. Real Estate Portfolio..................................................................            189,184          273,594
Invesco V.I. Equity and Income Fund.............................................................             98,617          128,330
UIF Mid Cap Growth Portfolio....................................................................            146,306          129,757
Columbia Variable Portfolio -- Marsico International Opportunities Fund.........................            444,137        1,981,995
Columbia Variable Portfolio -- Marsico Focused Equities Fund....................................          4,157,586        4,356,479
Columbia Variable Portfolio -- Asset Allocation Fund............................................            147,806          425,083
Columbia Variable Portfolio -- Marsico Growth Fund..............................................          2,320,938        3,649,596
Columbia Variable Portfolio -- Marsico 21st Century Fund........................................            360,944          746,582
Columbia Variable Portfolio -- Dividend Opportunity Fund........................................            311,552        2,684,918
Columbia Variable Portfolio -- Income Opportunities Fund........................................            129,775        1,327,461
Columbia Variable Portfolio -- Mid Cap Growth Opportunity Fund..................................            189,584        2,017,502
Oppenheimer Global Fund/VA......................................................................            128,521          151,929
Putnam VT Small Cap Value Fund..................................................................            122,527          141,370
PIMCO VIT Real Return Portfolio.................................................................            115,683          351,067
Pioneer Fund VCT Portfolio......................................................................          1,356,086        3,849,415
Pioneer Mid Cap Value VCT Portfolio.............................................................            116,867           73,471
Jennison 20/20 Focus Portfolio..................................................................                 --           46,068
Jennison Portfolio..............................................................................              1,163           17,466
Prudential Value Portfolio......................................................................            156,884          180,012
Prudential Series SP International Growth Portfolio.............................................                996           13,281
Royce Small-Cap Portfolio.......................................................................             98,767          446,039
Legg Mason ClearBridge Appreciation Fund........................................................             10,280            2,295
Victory Variable Insurance Diversified Stock Fund...............................................             11,323           95,010
Invesco V.I. Comstock Fund......................................................................             52,108           71,310
Invesco V.I. American Franchise Fund............................................................            103,062          356,076
Wells Fargo Advantage VT Index Asset Allocation Fund............................................                193              239
Wells Fargo Advantage VT Total Return Bond Fund.................................................                282              235
Wells Fargo Advantage VT Intrinsic Value Fund...................................................                 23              151
Wells Fargo Advantage VT International Equity Fund..............................................          1,492,260        2,461,937
Wells Fargo Advantage VT Small Cap Growth Fund..................................................            454,895          967,033
Wells Fargo Advantage VT Small Cap Value Fund...................................................            618,748        1,473,499
Wells Fargo Advantage VT Opportunity Fund.......................................................            986,800        1,667,392
HIMCO VIT Index Fund*...........................................................................        167,192,597        6,670,033


    *  See Note 1 for additional information related to this Sub-Account.

5. CHANGES IN UNITS OUTSTANDING:

     The changes in units outstanding for the period ended December 31, 2014 were as follows:


                                                                                                UNITS         UNITS    NET INCREASE
SUB-ACCOUNT                                                                                    ISSUED       REDEEMED    (DECREASE)
---------------------------------------------------------------------------------------     ------------  -----------  -------------
American Century(R) VP Capital Appreciation Fund.......................................          177,856      325,764      (147,908)
AllianceBernstein VPS International Value Portfolio....................................            1,213       23,152       (21,939)
Invesco V.I. Core Equity Fund..........................................................           85,757      418,591      (332,834)
Invesco V.I. High Yield Fund...........................................................          141,055      199,165       (58,110)
Invesco V.I. Money Market Fund.........................................................        6,283,826    5,558,919       724,907
AllianceBernstein VPS Growth and Income Portfolio......................................           41,262      239,549      (198,287)
AllianceBernstein VPS Intermediate Bond Portfolio......................................          102,171       61,956        40,215
American Funds Growth Fund.............................................................            2,161        6,657        (4,496)
Sterling Capital Equity Income Variable Insurance Fund.................................          200,945    1,588,442    (1,387,497)


--------------------------------------------------------------------------------
                                    SA-84

---------------------------------------------------------------------------

                                                                                                UNITS         UNITS    NET INCREASE
SUB-ACCOUNT                                                                                    ISSUED       REDEEMED    (DECREASE)
---------------------------------------------------------------------------------------     ------------  -----------  -------------
Sterling Capital Special Opportunities VIF.............................................          274,765      719,815      (445,050)
Sterling Capital Total Return Bond VIF.................................................          176,967      246,092       (69,125)
Calvert VP SRI Balanced Portfolio......................................................           30,451       63,756       (33,305)
Columbia Variable Portfolio -- Small Company Growth Fund...............................          169,264      764,905      (595,641)
Wells Fargo Advantage VT Omega Growth Fund.............................................           47,391      603,288      (555,897)
Fidelity(R) VIP Asset Manager Portfolio................................................            1,764      157,354      (155,590)
Fidelity(R) VIP Growth Portfolio.......................................................          119,562      550,887      (431,325)
Fidelity(R) VIP Contrafund Portfolio...................................................           33,496      451,191      (417,695)
Fidelity(R) VIP Overseas Portfolio.....................................................           38,742      245,679      (206,937)
Fidelity(R) VIP Freedom 2020 Portfolio.................................................           13,820       15,533        (1,713)
Fidelity(R) VIP Freedom 2030 Portfolio.................................................              713        1,413          (700)
Fidelity(R) VIP Freedom 2015 Portfolio.................................................               96            6            90
Fidelity(R) VIP Freedom 2025 Portfolio.................................................           19,227        1,493        17,734
Fidelity(R) VIP Freedom Income Portfolio...............................................              120        1,339        (1,219)
Fidelity(R) VIP FundsManager 20% Portfolio.............................................               --           --            --
Fidelity(R) VIP FundsManager 50% Portfolio*............................................               --        1,877        (1,877)
Fidelity(R) VIP FundsManager 70% Portfolio.............................................               10           --            10
Fidelity(R) VIP FundsManager 85% Portfolio.............................................            1,173           --         1,173
Franklin Income VIP Fund*..............................................................            7,744       29,324       (21,580)
Hartford Balanced HLS Fund.............................................................        7,596,659   49,731,138   (42,134,479)
Hartford Total Return Bond HLS Fund....................................................        8,062,888   36,152,992   (28,090,104)
Hartford Capital Appreciation HLS Fund.................................................        7,385,128   42,447,386   (35,062,258)
Hartford Dividend and Growth HLS Fund..................................................        7,270,204   42,632,449   (35,362,245)
Hartford Global Research HLS Fund*.....................................................           84,052    1,428,577    (1,344,525)
Hartford Healthcare HLS Fund...........................................................          270,708    1,821,860    (1,551,152)
Hartford Global Growth HLS Fund*.......................................................       10,155,493    9,500,124       655,369
Hartford Disciplined Equity HLS Fund...................................................        4,138,006   13,594,724    (9,456,718)
Hartford Growth HLS Fund*..............................................................          971,277   28,791,008   (27,819,731)
Hartford Growth Opportunities HLS Fund*................................................       21,749,720   10,618,973    11,130,747
Hartford High Yield HLS Fund...........................................................        4,525,641   12,766,110    (8,240,469)
Hartford Index HLS Fund*...............................................................        2,199,371   41,166,469   (38,967,098)
Hartford International Opportunities HLS Fund..........................................        5,864,793   23,773,581   (17,908,788)
Hartford Small/Mid Cap Equity HLS Fund.................................................          211,103      588,237      (377,134)
Hartford MidCap HLS Fund...............................................................          340,412    4,120,260    (3,779,848)
Hartford MidCap Value HLS Fund.........................................................        3,345,729   10,695,424    (7,349,695)
Hartford Ultrashort Bond HLS Fund......................................................       10,761,267   32,196,445   (21,435,178)
Hartford Small Company HLS Fund........................................................        1,725,518    7,585,945    (5,860,427)
Hartford SmallCap Growth HLS Fund......................................................        2,737,678    9,574,316    (6,836,638)
Hartford Stock HLS Fund................................................................        3,843,147   24,937,901   (21,094,754)
Hartford U.S. Government Securities HLS Fund...........................................        7,802,867   25,402,869   (17,600,002)
Hartford Value HLS Fund................................................................        2,160,170   13,071,521   (10,911,351)
Huntington VA Income Equity Fund*......................................................           40,595    3,324,367    (3,283,772)
Huntington VA Dividend Capture Fund*...................................................        2,308,889    1,370,621       938,268
Huntington VA Growth Fund*.............................................................           10,485    2,373,622    (2,363,137)
Huntington VA Mid Corp America Fund*...................................................           22,687    1,905,148    (1,882,461)
Huntington VA Rotating Markets Fund*...................................................              807      448,816      (448,009)
Huntington VA International Equity Fund................................................           26,087      149,296      (123,209)
Huntington VA Mortgage Securities Fund*................................................           12,413      205,041      (192,628)
Huntington VA Situs Fund*..............................................................        2,234,406      500,739     1,733,667
BlackRock Global Opportunities V.I. Fund...............................................               --          648          (648)
BlackRock Large Cap Growth V.I. Fund...................................................               --           70           (70)


--------------------------------------------------------------------------------
                                    SA-85

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------



                                                                                                UNITS         UNITS    NET INCREASE
SUB-ACCOUNT                                                                                    ISSUED       REDEEMED    (DECREASE)
---------------------------------------------------------------------------------------     ------------  -----------  -------------
UIF U.S. Real Estate Portfolio.........................................................           12,724       19,051        (6,327)
Invesco V.I. Equity and Income Fund....................................................            4,377        7,721        (3,344)
UIF Mid Cap Growth Portfolio...........................................................            3,993        7,418        (3,425)
Columbia Variable Portfolio -- Marsico International Opportunities Fund................          217,680      903,171      (685,491)
Columbia Variable Portfolio -- Marsico Focused Equities Fund...........................          325,677    1,709,226    (1,383,549)
Columbia Variable Portfolio -- Asset Allocation Fund...................................           13,442      249,092      (235,650)
Columbia Variable Portfolio -- Marsico Growth Fund.....................................           90,893    1,459,751    (1,368,858)
Columbia Variable Portfolio -- Marsico 21st Century Fund...............................          151,088      447,467      (296,379)
Columbia Variable Portfolio -- Dividend Opportunity Fund...............................           23,398      200,856      (177,458)
Columbia Variable Portfolio -- Income Opportunities Fund...............................           18,021      123,062      (105,041)
Columbia Variable Portfolio -- Mid Cap Growth Opportunity Fund.........................           18,072      158,288      (140,216)
Oppenheimer Global Fund/VA.............................................................            5,796       10,146        (4,350)
Putnam VT Small Cap Value Fund.........................................................            1,278       10,559        (9,281)
PIMCO VIT Real Return Portfolio........................................................            7,069       23,906       (16,837)
Pioneer Fund VCT Portfolio.............................................................          317,596    2,520,288    (2,202,692)
Pioneer Mid Cap Value VCT Portfolio....................................................            5,361        4,748           613
Jennison 20/20 Focus Portfolio.........................................................               --       21,598       (21,598)
Jennison Portfolio.....................................................................            1,161        7,044        (5,883)
Prudential Value Portfolio.............................................................            7,273      100,749       (93,476)
Prudential Series SP International Growth Portfolio....................................              869       10,390        (9,521)
Royce Small-Cap Portfolio..............................................................            1,034       27,549       (26,515)
Legg Mason ClearBridge Appreciation Fund...............................................               --            1            (1)
Victory Variable Insurance Diversified Stock Fund......................................              516        5,842        (5,326)
Invesco V.I. Comstock Fund.............................................................            3,190        4,517        (1,327)
Invesco V.I. American Franchise Fund...................................................            7,586       24,392       (16,806)
Wells Fargo Advantage VT Index Asset Allocation Fund...................................               --           --            --
Wells Fargo Advantage VT Total Return Bond Fund........................................               84           19            65
Wells Fargo Advantage VT Intrinsic Value Fund..........................................                3           66           (63)
Wells Fargo Advantage VT International Equity Fund.....................................          655,056    1,452,473      (797,417)
Wells Fargo Advantage VT Small Cap Growth Fund.........................................           15,768       58,876       (43,108)
Wells Fargo Advantage VT Small Cap Value Fund..........................................           40,054       93,333       (53,279)
Wells Fargo Advantage VT Opportunity Fund..............................................           61,253      102,602       (41,349)
HIMCO VIT Index Fund*..................................................................       34,132,294    1,387,111    32,745,183


    * See Note 1 for additional information related to this Sub-Account.

     The changes in units outstanding for the period ended December 31, 2013 were as follows:


                                                                                                UNITS         UNITS    NET INCREASE
SUB-ACCOUNT                                                                                    ISSUED       REDEEMED    (DECREASE)
---------------------------------------------------------------------------------------     ------------  -----------  -------------
American Century(R) VP Capital Appreciation Fund.......................................          132,186      372,186      (240,000)
AllianceBernstein VPS International Value Portfolio....................................            3,285        6,182        (2,897)
Invesco V.I. Core Equity Fund..........................................................           97,503      651,379      (553,876)
Invesco V.I. High Yield Fund...........................................................          333,909      476,177      (142,268)
Invesco V.I. Money Market Fund.........................................................        3,192,489    1,976,439     1,216,050
AllianceBernstein VPS Growth and Income Portfolio......................................           98,868      203,504      (104,636)
AllianceBernstein VPS Intermediate Bond Portfolio......................................           18,322       51,541       (33,219)
American Funds Growth Fund.............................................................            4,300        3,992           308
Sterling Capital Strategic Allocation Equity VIF.......................................           38,706    2,359,802    (2,321,096)
Sterling Capital Equity Income Variable Insurance Fund.................................          501,660    2,135,535    (1,633,875)
Sterling Capital Special Opportunities VIF.............................................          172,200      871,347      (699,147)
Sterling Capital Total Return Bond VIF.................................................          105,877      752,081      (646,204)


--------------------------------------------------------------------------------
                                    SA-86

---------------------------------------------------------------------------

                                                                                                UNITS         UNITS    NET INCREASE
SUB-ACCOUNT                                                                                    ISSUED       REDEEMED    (DECREASE)
---------------------------------------------------------------------------------------     ------------  -----------  -------------
Calvert VP SRI Balanced Portfolio......................................................           12,420       66,171       (53,751)
Columbia Variable Portfolio -- Small Company Growth Fund...............................          268,275    1,124,237      (855,962)
Wells Fargo Advantage VT Omega Growth Fund.............................................          278,024    1,285,980    (1,007,956)
Fidelity(R) VIP Asset Manager Portfolio................................................           12,883       92,728       (79,845)
Fidelity(R) VIP Growth Portfolio.......................................................          162,428      617,339      (454,911)
Fidelity(R) VIP Contrafund Portfolio...................................................           65,056      337,363      (272,307)
Fidelity(R) VIP Overseas Portfolio.....................................................          144,396      259,486      (115,090)
Fidelity(R) VIP Freedom 2020 Portfolio.................................................            9,418        2,155         7,263
Fidelity(R) VIP Freedom 2030 Portfolio.................................................            3,702          365         3,337
Fidelity(R) VIP Freedom 2015 Portfolio.................................................            5,690        1,594         4,096
Fidelity(R) VIP Freedom 2025 Portfolio.................................................            8,358        4,369         3,989
Fidelity(R) VIP Freedom Income Portfolio...............................................            1,784           --         1,784
Fidelity(R) VIP FundsManager 20% Portfolio.............................................               --        1,075        (1,075)
Fidelity(R) VIP FundsManager 50% Portfolio.............................................               --           --            --
Fidelity(R) VIP FundsManager 60% Portfolio.............................................               --          919          (919)
Fidelity(R) VIP FundsManager 70% Portfolio.............................................              840          167           673
Fidelity(R) VIP FundsManager 85% Portfolio.............................................               10           --            10
Franklin Income Securities Fund........................................................           12,997       21,911        (8,914)
Hartford Balanced HLS Fund.............................................................       17,837,277   71,545,283   (53,708,006)
Hartford Total Return Bond HLS Fund....................................................       12,394,410   63,377,772   (50,983,362)
Hartford Capital Appreciation HLS Fund.................................................       11,928,743   65,958,176   (54,029,433)
Hartford Dividend and Growth HLS Fund..................................................       12,913,135   65,563,786   (52,650,651)
Hartford Global Research HLS Fund......................................................          160,376      476,868      (316,492)
Hartford Healthcare HLS Fund...........................................................          398,911    3,053,439    (2,654,528)
Hartford Global Growth HLS Fund........................................................        2,868,064   15,486,184   (12,618,120)
Hartford Disciplined Equity HLS Fund...................................................        4,196,268   19,818,073   (15,621,805)
Hartford Growth HLS Fund...............................................................        2,879,425   10,112,046    (7,232,621)
Hartford Growth Opportunities HLS Fund.................................................        3,190,081   12,271,146    (9,081,065)
Hartford High Yield HLS Fund...........................................................        6,218,445   21,357,000   (15,138,555)
Hartford Index HLS Fund................................................................        3,119,456   10,701,736    (7,582,280)
Hartford International Opportunities HLS Fund..........................................        8,496,023   37,096,513   (28,600,490)
Hartford Small/Mid Cap Equity HLS Fund.................................................          780,159      965,146      (184,987)
Hartford MidCap HLS Fund...............................................................          293,336    5,495,258    (5,201,922)
Hartford MidCap Value HLS Fund.........................................................        5,649,046   15,743,918   (10,094,872)
Hartford Ultrashort Bond HLS Fund......................................................       52,226,890   75,367,777   (23,140,887)
Hartford Small Company HLS Fund........................................................        3,805,239   12,822,604    (9,017,365)
Hartford SmallCap Growth HLS Fund......................................................        4,630,636   13,082,266    (8,451,630)
Hartford Stock HLS Fund................................................................        7,246,608   39,637,550   (32,390,942)
Hartford U.S. Government Securities HLS Fund...........................................        9,082,001   44,278,251   (35,196,250)
Hartford Value HLS Fund................................................................        4,507,704   18,589,582   (14,081,878)
Huntington VA Income Equity Fund.......................................................          223,550    1,535,342    (1,311,792)
Huntington VA Dividend Capture Fund....................................................          428,363    1,985,042    (1,556,679)
Huntington VA Growth Fund..............................................................           80,846    1,471,759    (1,390,913)
Huntington VA Mid Corp America Fund....................................................          111,281      960,130      (848,849)
Huntington VA Rotating Markets Fund....................................................           18,212      237,593      (219,381)
Huntington VA International Equity Fund................................................           27,323      157,648      (130,325)
Huntington VA Mortgage Securities Fund.................................................           17,654      151,800      (134,146)
Huntington VA Situs Fund...............................................................           36,261      278,860      (242,599)
BlackRock Global Opportunities V.I. Fund...............................................            1,591       29,238       (27,647)
BlackRock Large Cap Growth V.I. Fund...................................................               --       41,795       (41,795)
UIF U.S. Real Estate Portfolio.........................................................            8,917       17,141        (8,224)


--------------------------------------------------------------------------------
                                    SA-87

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------



                                                                                                UNITS         UNITS    NET INCREASE
SUB-ACCOUNT                                                                                    ISSUED       REDEEMED    (DECREASE)
---------------------------------------------------------------------------------------     ------------  -----------  -------------
Invesco V.I. Equity and Income Fund....................................................            9,700        9,321           379
UIF Mid Cap Growth Portfolio...........................................................            6,690       10,784        (4,094)
Columbia Variable Portfolio -- Marsico International Opportunities Fund................          205,531    1,413,881    (1,208,350)
Columbia Variable Portfolio -- Marsico Focused Equities Fund...........................          260,931    2,337,835    (2,076,904)
Columbia Variable Portfolio -- Asset Allocation Fund...................................          131,575      577,436      (445,861)
Columbia Variable Portfolio -- Marsico Growth Fund.....................................          193,686    1,780,391    (1,586,705)
Columbia Variable Portfolio -- Marsico 21st Century Fund...............................          242,459      892,801      (650,342)
Columbia Variable Portfolio -- Dividend Opportunity Fund...............................           73,776      219,606      (145,830)
Columbia Variable Portfolio -- Income Opportunities Fund...............................          855,907    3,945,994    (3,090,087)
Columbia Variable Portfolio -- Mid Cap Growth Opportunity Fund.........................          901,803    7,433,197    (6,531,394)
Oppenheimer Global Fund/VA.............................................................           13,381        6,909         6,472
Putnam VT Small Cap Value Fund.........................................................           15,584        7,021         8,563
PIMCO VIT Real Return Portfolio........................................................           13,267       57,560       (44,293)
Pioneer Fund VCT Portfolio.............................................................          197,237    3,588,572    (3,391,335)
Pioneer Mid Cap Value VCT Portfolio....................................................            2,739        2,061           678
Jennison 20/20 Focus Portfolio.........................................................               --       77,515       (77,515)
Jennison Portfolio.....................................................................            7,702      838,189      (830,487)
Prudential Value Portfolio.............................................................               79       89,768       (89,689)
Prudential Series SP International Growth Portfolio....................................            1,720       21,191       (19,471)
Royce Small-Cap Portfolio..............................................................            5,089       15,668       (10,579)
Legg Mason ClearBridge Appreciation Fund...............................................               --            1            (1)
Victory Variable Insurance Diversified Stock Fund......................................            1,012       10,453        (9,441)
Invesco V.I. Comstock Fund.............................................................            6,939        4,552         2,387
Invesco V.I. American Franchise........................................................            3,357       65,721       (62,364)
Wells Fargo Advantage VT Index Asset Allocation Fund...................................               --            4            (4)
Wells Fargo Advantage VT Total Return Bond Fund........................................            2,267       14,701       (12,434)
Wells Fargo Advantage VT Intrinsic Value Fund..........................................               --       34,459       (34,459)
Wells Fargo Advantage VT International Equity Fund.....................................          213,332    1,591,903    (1,378,571)
Wells Fargo Advantage VT Small Cap Growth Fund.........................................           34,666       66,729       (32,063)
Wells Fargo Advantage VT Small Cap Value Fund..........................................           36,682      148,268      (111,586)
Wells Fargo Advantage VT Opportunity Fund..............................................           30,452       83,095       (52,643)

6.   FINANCIAL HIGHLIGHTS:

     The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios representing the lowest and highest contract charges for each of the periods presented within each Sub-Account that had outstanding units as of and for the period ended December 31, 2014. The unit value range presented below represents the unit values of the highest and lowest contract charges, therefore a specific Sub-Account unit value may be outside of the range presented in this table. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the funds merged into the surviving fund.

                                                                                                        INVESTMENT
                                        UNIT                                      EXPENSE                 INCOME
                                     FAIR VALUE                               RATIO LOWEST TO         RATIO LOWEST TO
SUB-ACCOUNT      UNITS #         LOWEST TO HIGHEST #         NET ASSETS          HIGHEST*                HIGHEST**
------------  ------------  -----------------------------  ---------------  -------------------  -------------------
AMERICAN CENTURY(R) VP CAPITAL APPRECIATION FUND
    2014         1,283,140  $  3.254634  to   $  3.456935  $     4,217,369  0.70%   to   1.25%      --     to    --
    2013         1,431,048     3.047479  to      3.219143        4,375,776  0.70%   to   1.25%      --     to    --
    2012         1,671,048     2.356970  to      2.476084        3,921,409  0.70%   to   1.25%      --     to    --
    2011         1,958,716     2.057397  to      2.149508        3,960,459  0.70%   to   1.25%      --     to    --
    2010         2,304,243     2.160732  to      2.315253        5,040,013  0.70%   to   1.25%      --     to    --


                     TOTAL RETURN
                    RATIO LOWEST TO
SUB-ACCOUNT           HIGHEST***
------------  ------------------------
AMERICAN CENTURY(R) VP CAPITAL APPRECIATION FUND
    2014        6.80%    to    7.39%
    2013       29.30%    to   30.01%
    2012       14.56%    to   15.19%
    2011       (7.67)%   to   (7.16)%
    2010       29.66%    to   30.38%


--------------------------------------------------------------------------------
                                    SA-88

---------------------------------------------------------------------------

                                                                                                       INVESTMENT
                                        UNIT                                      EXPENSE                INCOME
                                     FAIR VALUE                               RATIO LOWEST TO        RATIO LOWEST TO
SUB-ACCOUNT      UNITS #         LOWEST TO HIGHEST #         NET ASSETS          HIGHEST*               HIGHEST**
------------  ------------  -----------------------------  ---------------  -------------------  --------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO
    2014            30,574  $  7.774031  to   $  7.774031  $       237,686  1.25%   to   1.25%   2.92%    to   2.92%
    2013            52,513     8.415534  to      8.415534          441,922  1.25%   to   1.25%   5.91%    to   5.91%
    2012            55,410     6.943189  to      6.943189          384,725  1.25%   to   1.25%   1.22%    to   1.22%
    2011            85,716     6.156597  to      6.156597          527,721  1.25%   to   1.25%   3.60%    to   3.60%
    2010           109,554     7.738140  to      7.738140          847,741  1.25%   to   1.25%   2.57%    to   2.57%

INVESCO V.I. CORE EQUITY FUND
    2014         2,223,171     1.422959  to      1.573665        3,423,689  1.25%   to   2.00%   0.82%    to   0.85%
    2013         2,556,005     1.473423  to     18.708955        3,973,014  1.25%   to   2.35%   1.34%    to   1.36%
    2012         3,109,881     1.154307  to     14.818902        3,773,246  1.25%   to   2.35%     --     to   0.94%
    2011         3,749,278     0.957423  to      1.026335        3,796,161  1.25%   to   1.90%   0.93%    to   0.98%
    2010         4,343,895     1.039914  to      1.146200        4,477,161  1.25%   to   2.15%   0.94%    to   0.99%

INVESCO V.I. HIGH YIELD FUND
    2014         1,200,700     1.434463  to      1.616216        1,932,037  1.25%   to   2.15%   4.57%    to   4.67%
    2013         1,258,810     1.440762  to      1.608761        2,015,042  1.25%   to   2.15%   4.99%    to   7.06%
    2012         1,401,078     1.522315  to     19.734908        2,739,545  1.25%   to   2.35%     --     to   5.01%
    2011         1,443,748     1.199545  to      1.315536        1,909,270  1.25%   to   2.15%   6.88%    to   7.22%
    2010         1,531,805     1.213947  to      1.319386        2,051,264  1.25%   to   2.15%   9.81%    to   9.81%

INVESCO V.I. MONEY MARKET FUND
    2014         1,940,957     9.613679  to      9.963556       18,978,588  0.25%   to   2.50%   0.01%    to   0.01%
    2013         1,216,050     9.855772  to      9.987257       12,062,873  0.25%   to   2.50%     --     to     --

ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO
    2014           947,895     1.746170  to      2.016477        1,824,815  1.15%   to   2.20%   1.07%    to   1.12%
    2013         1,146,182     1.633262  to      1.866400        2,051,418  1.15%   to   2.20%   1.14%    to   1.52%
    2012         1,250,818     1.240443  to      1.402732        1,682,399  1.15%   to   2.20%   1.25%    to   1.36%
    2011         1,489,752     1.102085  to      1.210252        1,731,671  1.15%   to   2.00%   0.78%    to   1.08%
    2010         1,681,068     1.060000  to      1.154196        1,877,135  1.15%   to   2.00%     --     to     --

ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO
    2014           221,357    12.311035  to     13.042600        2,852,813  1.15%   to   2.00%   3.17%    to   4.30%
    2013           181,142    11.824421  to     12.421058        2,220,381  1.15%   to   2.00%   3.33%    to   3.38%
    2012           214,361    12.351891  to     12.865299        2,727,040  1.15%   to   2.00%   4.23%    to   4.24%
    2011           237,680    11.911178  to     12.301286        2,898,028  1.15%   to   2.00%   4.47%    to   4.70%
    2010           268,397    11.359139  to     11.697057        3,119,767  1.15%   to   2.20%   1.44%    to   5.19%

AMERICAN FUNDS GROWTH FUND
    2014            17,654    15.735065  to     15.735065          277,793  1.25%   to   1.25%   0.71%    to   0.71%
    2013            22,150    14.683555  to     14.683555          325,243  1.25%   to   1.25%   0.97%    to   0.97%
    2012            21,842    11.428093  to     11.428093          249,610  1.25%   to   1.25%   0.68%    to   0.68%
    2011            34,750     9.815665  to      9.815665          341,091  1.25%   to   1.25%   0.57%    to   0.57%
    2010            41,541    10.383301  to     10.383301          431,336  1.25%   to   1.25%   0.76%    to   0.76%

STERLING CAPITAL EQUITY INCOME VARIABLE INSURANCE FUND
    2014         6,682,457     1.520016  to      1.763828       11,382,374  1.15%   to   2.20%   2.02%    to   2.03%
    2013         8,069,954     1.492882  to      1.714255       13,387,541  1.15%   to   2.20%   1.23%    to   1.43%
    2012         9,703,829     1.296074  to      1.472729       13,869,195  1.15%   to   2.20%   0.96%    to   1.01%
    2011        13,395,811     1.159333  to      1.303596       16,972,484  1.15%   to   2.20%   1.07%    to   1.14%
    2010        17,004,354     1.234953  to      1.374117       22,764,911  1.15%   to   2.20%   1.25%    to   1.27%

STERLING CAPITAL SPECIAL OPPORTUNITIES VIF
    2014         2,719,300     2.908287  to     24.908276        7,709,782  1.15%   to   2.45%   0.05%    to   0.05%
    2013         3,164,350     2.536345  to     22.006902        7,832,632  1.15%   to   2.45%   0.04%    to   0.08%
    2012         3,863,497     2.023186  to     17.783835        7,687,177  1.15%   to   2.45%   0.22%    to   0.29%
    2011         5,399,193     1.655702  to      1.790016        9,478,320  1.15%   to   2.20%     --     to     --
    2010         6,738,130     1.754526  to      1.877039       12,436,613  1.15%   to   2.20%   0.06%    to   0.06%


                     TOTAL RETURN
                    RATIO LOWEST TO
SUB-ACCOUNT           HIGHEST***
------------  -------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO
    2014       (7.62)%   to    (7.62)%
    2013       21.21%    to    21.21%
    2012       12.78%    to    12.78%
    2011      (20.44)%   to   (20.44)%
    2010        3.00%    to     3.00%

INVESCO V.I. CORE EQUITY FUND
    2014        6.01%    to     6.80%
    2013       26.25%    to    27.65%
    2012       11.24%    to    12.47%
    2011       (1.94)%   to    (1.31)%
    2010        7.23%    to     8.20%

INVESCO V.I. HIGH YIELD FUND
    2014       (0.44)%   to     0.46%
    2013        4.73%    to     5.68%
    2012       14.45%    to    15.72%
    2011       (1.19)%   to    (0.29)%
    2010       11.16%    to    12.16%

INVESCO V.I. MONEY MARKET FUND
    2014       (2.46)%   to    (0.24)%
    2013       (1.44)%   to    (0.13)%

ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO
    2014        6.91%    to     8.04%
    2013       31.67%    to    33.05%
    2012       14.69%    to    15.90%
    2011        3.97%    to     4.86%
    2010       10.57%    to    11.51%

ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO
    2014        4.12%    to     5.00%
    2013       (4.27)%   to    (3.45)%
    2012        3.70%    to     4.58%
    2011        4.28%    to     5.17%
    2010        6.56%    to     7.68%

AMERICAN FUNDS GROWTH FUND
    2014        7.16%    to     7.16%
    2013       28.49%    to    28.49%
    2012       16.43%    to    16.43%
    2011       (5.47)%   to    (5.47)%
    2010       17.21%    to    17.21%

STERLING CAPITAL EQUITY INCOME VARIABLE INSURANCE FUND
    2014        1.82%    to     2.89%
    2013       15.18%    to    16.40%
    2012       11.79%    to    12.97%
    2011       (6.12)%   to    (5.13)%
    2010        9.49%    to    10.65%

STERLING CAPITAL SPECIAL OPPORTUNITIES VIF
    2014       13.18%    to    14.66%
    2013       23.75%    to    25.36%
    2012       11.57%    to    13.03%
    2011       (5.63)%   to    (4.64)%
    2010       13.71%    to    14.91%


--------------------------------------------------------------------------------
                                    SA-89

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


                                                                                                       INVESTMENT
                                        UNIT                                      EXPENSE                INCOME
                                     FAIR VALUE                               RATIO LOWEST TO        RATIO LOWEST TO
SUB-ACCOUNT      UNITS #         LOWEST TO HIGHEST #         NET ASSETS          HIGHEST*               HIGHEST**
------------  ------------  -----------------------------  ---------------  -------------------  --------------------
STERLING CAPITAL TOTAL RETURN BOND VIF
    2014         1,558,977  $  1.289833  to   $  1.439089  $     2,139,295  1.15%   to   2.20%   3.20%    to   3.20%
    2013         1,628,102     1.250389  to      1.380512        2,143,292  1.15%   to   2.20%   3.19%    to   3.20%
    2012         2,274,306     1.298563  to      1.418723        3,091,915  1.15%   to   2.20%   2.85%    to   2.85%
    2011         3,048,757     1.250987  to      1.352480        3,974,093  1.15%   to   2.20%   3.59%    to   3.63%
    2010         3,121,445     1.205159  to      1.289323        3,932,955  1.15%   to   2.20%   3.86%    to   3.88%

CALVERT VP SRI BALANCED PORTFOLIO
    2014           322,787     4.402432  to      4.821845        1,436,577  0.70%   to   1.25%   1.60%    to   1.61%
    2013           356,092     4.067299  to      4.430348        1,460,961  0.70%   to   1.25%   0.99%    to   1.07%
    2012           409,843     3.490099  to      3.780789        1,440,472  0.70%   to   1.25%   1.07%    to   1.25%
    2011           472,392     3.197855  to      3.445215        1,514,819  0.70%   to   1.25%   1.24%    to   1.28%
    2010           562,937     3.096720  to      3.317954        1,748,304  0.70%   to   1.25%   1.37%    to   1.39%

COLUMBIA VARIABLE PORTFOLIO -- SMALL COMPANY GROWTH FUND
    2014         2,379,230     1.771897  to     20.720053        4,032,082  1.25%   to   2.50%     --     to     --
    2013         2,974,871     1.881439  to     22.391701        5,334,295  1.25%   to   2.40%   0.10%    to   0.11%
    2012         3,830,833     1.356207  to     16.327115        4,971,786  1.25%   to   2.40%     --     to     --
    2011         5,039,293     1.226089  to     14.931246        5,933,391  1.25%   to   2.40%     --     to     --
    2010         7,159,960     1.314410  to     16.192109        9,021,250  1.25%   to   2.40%     --     to     --

WELLS FARGO ADVANTAGE VT OMEGA GROWTH FUND
    2014         1,851,547     1.830205  to     26.329197        2,867,378  1.15%   to   2.50%     --     to     --
    2013         2,407,444     1.778660  to     25.935506        3,604,415  1.15%   to   2.50%   0.40%    to   0.40%
    2012         3,415,400    14.029736  to     18.964235        3,683,159  1.15%   to   2.50%     --     to     --
    2011         4,074,206    11.788274  to     16.101752        3,700,530  1.15%   to   2.50%     --     to     --
    2010         4,930,483     1.148873  to     17.443913        4,806,186  1.15%   to   2.50%   0.83%    to   0.83%

FIDELITY(R) VIP ASSET MANAGER PORTFOLIO
    2014           536,202     2.884931  to      3.159792        1,579,785  0.70%   to   1.25%   1.24%    to   1.51%
    2013           691,792     2.760213  to      3.006613        1,940,307  0.70%   to   1.25%   1.54%    to   1.55%
    2012           771,637     2.415527  to      2.616734        1,892,904  0.70%   to   1.25%   1.37%    to   1.56%
    2011           882,194     2.174480  to      2.342693        1,938,963  0.70%   to   1.25%   1.67%    to   1.99%
    2010         1,174,458     2.259706  to      2.421155        2,675,013  0.70%   to   1.25%   1.55%    to   1.68%

FIDELITY(R) VIP GROWTH PORTFOLIO
    2014         1,985,002     3.405095  to      3.729119        6,885,289  0.70%   to   1.25%   0.17%    to   0.19%
    2013         2,416,327     3.097926  to      3.374125        7,588,914  0.70%   to   1.25%   0.28%    to   0.37%
    2012         2,871,238     2.300838  to      2.492242        6,688,954  0.70%   to   1.25%   0.56%    to   0.77%
    2011         3,344,813     2.031385  to      2.188302        6,848,086  0.70%   to   1.25%   0.33%    to   0.34%
    2010         4,093,999     2.052797  to      2.199230        8,454,240  0.70%   to   1.25%   0.28%    to   0.28%

FIDELITY(R) VIP CONTRAFUND PORTFOLIO
    2014         2,085,068     5.439543  to      5.957318       11,698,130  0.70%   to   1.25%   0.79%    to   0.86%
    2013         2,502,763     4.920305  to      5.359097       12,618,132  0.70%   to   1.25%   1.02%    to   1.05%
    2012         2,775,070     3.794878  to      4.110646       10,739,464  0.70%   to   1.25%   0.94%    to   1.15%
    2011         3,437,868     3.300735  to      3.555782       11,381,637  0.70%   to   1.25%   0.93%    to   0.98%
    2010         4,210,525     3.428888  to      3.673565       14,472,520  0.70%   to   1.25%   1.20%    to   1.29%

FIDELITY(R) VIP OVERSEAS PORTFOLIO
    2014           629,339     2.173513  to      2.380726        1,416,390  0.70%   to   1.25%   0.47%    to   1.10%
    2013           836,276     2.394238  to      2.608100        2,051,973  0.70%   to   1.25%   0.60%    to   1.36%
    2012           951,366     1.858632  to      2.013555        1,802,846  0.70%   to   1.25%   1.40%    to   1.84%
    2011         1,165,147     1.558707  to      1.679380        1,824,665  0.70%   to   1.25%   1.18%    to   1.40%
    2010         1,554,675     1.905388  to      2.041614        2,972,544  0.70%   to   1.25%   1.33%    to   1.44%


                     TOTAL RETURN
                    RATIO LOWEST TO
SUB-ACCOUNT           HIGHEST***
------------  -------------------------
STERLING CAPITAL TOTAL RETURN BOND VIF
    2014        3.15%    to     4.24%
    2013       (3.71)%   to    (2.69)%
    2012        3.80%    to     4.90%
    2011        3.80%    to     4.90%
    2010        5.40%    to     6.51%

CALVERT VP SRI BALANCED PORTFOLIO
    2014        8.24%    to     8.84%
    2013       16.54%    to    17.18%
    2012        9.14%    to     9.74%
    2011        3.27%    to     3.84%
    2010       10.71%    to    11.32%

COLUMBIA VARIABLE PORTFOLIO -- SMALL COMPANY GROWTH FUND
    2014       (6.99)%   to    (5.82)%
    2013       37.14%    to    38.73%
    2012        9.35%    to    10.61%
    2011       (7.79)%   to    (6.72)%
    2010       25.33%    to    26.78%

WELLS FARGO ADVANTAGE VT OMEGA GROWTH FUND
    2014        1.52%    to     2.90%
    2013       36.76%    to    38.61%
    2012       17.78%    to    19.01%
    2011       (7.69)%   to    (6.44)%
    2010       16.84%    to    18.42%

FIDELITY(R) VIP ASSET MANAGER PORTFOLIO
    2014        4.52%    to     5.09%
    2013       14.27%    to    14.90%
    2012       11.09%    to    11.70%
    2011       (3.77)%   to    (3.24)%
    2010       12.85%    to    13.47%

FIDELITY(R) VIP GROWTH PORTFOLIO
    2014        9.92%    to    10.52%
    2013       34.64%    to    35.39%
    2012       13.26%    to    13.89%
    2011       (1.04)%   to    (0.50)%
    2010       22.63%    to    23.31%

FIDELITY(R) VIP CONTRAFUND PORTFOLIO
    2014       10.55%    to    11.16%
    2013       29.66%    to    30.37%
    2012       14.97%    to    15.60%
    2011       (3.74)%   to    (3.21)%
    2010       15.76%    to    16.40%

FIDELITY(R) VIP OVERSEAS PORTFOLIO
    2014       (9.22)%   to    (8.72)%
    2013       28.82%    to    29.53%
    2012       19.24%    to    19.90%
    2011      (18.19)%   to   (17.74)%
    2010       11.71%    to    12.33%


--------------------------------------------------------------------------------
                                    SA-90

---------------------------------------------------------------------------

                                                                                                       INVESTMENT
                                        UNIT                                      EXPENSE                INCOME
                                     FAIR VALUE                               RATIO LOWEST TO        RATIO LOWEST TO
SUB-ACCOUNT      UNITS #         LOWEST TO HIGHEST #         NET ASSETS          HIGHEST*               HIGHEST**
------------  ------------  -----------------------------  ---------------  -------------------  --------------------
FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO
    2014            22,533  $ 21.350658  to   $ 21.350658  $       481,088  1.25%   to   1.25%   1.19%    to   1.19%
    2013            24,246    20.669392  to     20.669392          501,158  1.25%   to   1.25%   1.94%    to   1.94%
    2012            16,983    18.099513  to     18.099513          307,380  1.25%   to   1.25%   1.87%    to   1.87%
    2011            14,316    16.208519  to     16.208519          232,049  1.25%   to   1.25%   2.37%    to   2.37%
    2010            10,826    16.618873  to     16.618873          179,923  1.25%   to   1.25%   2.58%    to   2.58%

FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO
    2014             3,396    23.890078  to     23.890078           81,142  1.25%   to   1.25%   1.31%    to   1.31%
    2013             4,096    23.095101  to     23.095101           94,599  1.25%   to   1.25%   2.72%    to   2.72%
    2012               759    19.261850  to     19.261850           14,623  1.25%   to   1.25%   0.81%    to   0.81%
    2011             1,193    16.933280  to     16.933280           20,203  1.25%   to   1.25%   1.10%    to   1.10%
    2010             2,513    17.645669  to     17.645669           44,351  1.25%   to   1.25%   2.44%    to   2.44%

FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO
    2014            29,894    19.643671  to     19.643671          587,229  1.25%   to   1.25%   1.43%    to   1.43%
    2013            29,804    19.042459  to     19.042459          567,535  1.25%   to   1.25%   1.79%    to   1.79%
    2012            25,708    16.898529  to     16.898529          434,434  1.25%   to   1.25%   1.60%    to   1.60%
    2011            31,640    15.290849  to     15.290849          483,803  1.25%   to   1.25%   1.66%    to   1.66%
    2010            34,409    15.563664  to     15.563664          535,531  1.25%   to   1.25%   3.32%    to   3.32%

FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO
    2014            26,666    22.871218  to     22.871218          609,889  1.25%   to   1.25%   2.52%    to   2.52%
    2013             8,932    22.086978  to     22.086978          197,289  1.25%   to   1.25%   1.57%    to   1.57%
    2012             4,943    18.681616  to     18.681616           92,352  1.25%   to   1.25%   1.58%    to   1.58%
    2011             4,773    16.478192  to     16.478192           78,644  1.25%   to   1.25%   2.26%    to   2.26%
    2010               375    17.086596  to     17.086596            6,414  1.25%   to   1.25%   2.06%    to   2.06%

FIDELITY(R) VIP FREEDOM INCOME PORTFOLIO
    2014               565    14.150294  to     14.150294            8,001  1.25%   to   1.25%   0.66%    to   0.66%
    2013             1,784    13.838653  to     13.838653           24,694  1.25%   to   1.25%   1.27%    to   1.27%

FIDELITY(R) VIP FUNDSMANAGER 20% PORTFOLIO
    2014               708    13.712755  to     13.712755            9,705  1.25%   to   1.25%   1.13%    to   1.13%
    2013               708    13.353623  to     13.353623            9,456  1.25%   to   1.25%   0.69%    to   0.69%
    2012             1,783    12.821972  to     12.821972           22,863  1.25%   to   1.25%   1.24%    to   1.24%
    2011             1,785    12.314612  to     12.314612           21,982  1.25%   to   1.25%   2.29%    to   2.29%
    2010               709    12.201631  to     12.201631            8,656  1.25%   to   1.25%   1.47%    to   1.47%

FIDELITY(R) VIP FUNDSMANAGER 70% PORTFOLIO
    2014               932    21.331569  to     21.331569           19,892  1.25%   to   1.25%   1.02%    to   1.02%
    2013               922    20.551088  to     20.551088           18,955  1.25%   to   1.25%   1.14%    to   1.14%
    2012               249    17.122147  to     17.122147            4,256  1.25%   to   1.25%   1.46%    to   1.46%
    2011               240    15.345699  to     15.345699            3,691  1.25%   to   1.25%   0.12%    to   0.12%

FIDELITY(R) VIP FUNDSMANAGER 85% PORTFOLIO
    2014             1,224    23.815401  to     23.815401           29,154  1.25%   to   1.25%   2.64%    to   2.64%
    2013                51    22.950151  to     22.950151            1,176  1.25%   to   1.25%   0.86%    to   0.86%
    2012                41    18.220310  to     18.220310              744  1.25%   to   1.25%   0.32%    to   0.32%
    2011                33    16.182261  to     16.182261              530  1.25%   to   1.25%   1.07%    to   1.07%
    2010                33    17.329010  to     17.329010              568  1.25%   to   1.25%   1.05%    to   1.05%

FRANKLIN INCOME VIP FUND+
    2014           116,824    15.662413  to     15.662413        1,829,750  1.25%   to   1.25%   4.94%    to   4.94%
    2013           138,404    15.159681  to     15.159681        2,098,156  1.25%   to   1.25%   6.69%    to   6.69%
    2012           147,318    13.472150  to     13.472150        1,984,696  1.25%   to   1.25%   6.38%    to   6.38%
    2011           144,056    12.109397  to     12.109397        1,744,433  1.25%   to   1.25%   5.86%    to   5.86%
    2010           169,354    11.976273  to     11.976273        2,028,229  1.25%   to   1.25%   6.80%    to   6.80%


                     TOTAL RETURN
                    RATIO LOWEST TO
SUB-ACCOUNT           HIGHEST***
------------  ------------------------
FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO
    2014        3.30%    to    3.30%
    2013       14.20%    to   14.20%
    2012       11.67%    to   11.67%
    2011       (2.47)%   to   (2.47)%
    2010       12.91%    to   12.91%

FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO
    2014        3.44%    to    3.44%
    2013       19.90%    to   19.90%
    2012       13.75%    to   13.75%
    2011       (4.04)%   to   (4.04)%
    2010       14.45%    to   14.45%

FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO
    2014        3.16%    to    3.16%
    2013       12.69%    to   12.69%
    2012       10.51%    to   10.51%
    2011       (1.75)%   to   (1.75)%
    2010       11.39%    to   11.39%

FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO
    2014        3.55%    to    3.55%
    2013       18.23%    to   18.23%
    2012       13.37%    to   13.37%
    2011       (3.56)%   to   (3.56)%
    2010       14.04%    to   14.04%

FIDELITY(R) VIP FREEDOM INCOME PORTFOLIO
    2014        2.25%    to    2.25%
    2013        3.90%    to    3.90%

FIDELITY(R) VIP FUNDSMANAGER 20% PORTFOLIO
    2014        2.69%    to    2.69%
    2013        4.15%    to    4.15%
    2012        4.12%    to    4.12%
    2011        0.93%    to    0.93%
    2010        5.91%    to    5.91%

FIDELITY(R) VIP FUNDSMANAGER 70% PORTFOLIO
    2014        3.80%    to    3.80%
    2013       20.03%    to   20.03%
    2012       11.58%    to   11.58%
    2011       (4.15)%   to   (4.15)%

FIDELITY(R) VIP FUNDSMANAGER 85% PORTFOLIO
    2014        3.77%    to    3.77%
    2013       25.96%    to   25.96%
    2012       12.59%    to   12.59%
    2011       (6.62)%   to   (6.62)%
    2010       14.56%    to   14.56%

FRANKLIN INCOME VIP FUND+
    2014        3.32%    to    3.32%
    2013       12.53%    to   12.53%
    2012       11.25%    to   11.25%
    2011        1.11%    to    1.11%
    2010       11.27%    to   11.27%


--------------------------------------------------------------------------------
                                    SA-91

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


                                                                                                       INVESTMENT
                                        UNIT                                      EXPENSE                INCOME
                                     FAIR VALUE                               RATIO LOWEST TO        RATIO LOWEST TO
SUB-ACCOUNT      UNITS #         LOWEST TO HIGHEST #         NET ASSETS          HIGHEST*               HIGHEST**
------------  ------------  -----------------------------  ---------------  -------------------  --------------------
HARTFORD BALANCED HLS FUND
    2014       205,114,766  $ 15.681152  to   $ 19.712918  $   956,301,262  0.15%   to   2.55%   1.81%    to   1.83%
    2013       247,249,245    14.304249  to     18.418724    1,047,240,329  0.15%   to   2.55%   1.61%    to   1.62%
    2012       300,957,251    11.820994  to     15.590722    1,048,363,693  0.15%   to   2.55%   2.90%    to   3.01%
    2011       375,251,153    10.568236  to     14.276884    1,147,584,568  0.15%   to   2.55%   1.46%    to   1.65%
    2010       475,313,273    10.391242  to     14.303752    1,395,280,194  0.15%   to   2.55%   1.17%    to   1.46%

HARTFORD TOTAL RETURN BOND HLS FUND
    2014       128,772,154    10.681775  to     12.879894      370,280,264  0.15%   to   2.55%   2.97%    to   3.27%
    2013       156,862,258    10.103003  to     12.502215      422,212,220  0.15%   to   2.55%   3.68%    to   3.88%
    2012       207,845,620    10.258086  to     13.041067      565,319,207  0.15%   to   2.55%   3.89%    to   4.09%
    2011       258,364,503     9.553434  to     12.471357      647,327,563  0.15%   to   2.55%   0.22%    to   0.22%
    2010       334,368,693     8.942568  to     11.987378      771,067,628  0.15%   to   2.55%   3.55%    to   4.00%

HARTFORD CAPITAL APPRECIATION HLS FUND
    2014       171,294,753    23.788675  to     46.365865    1,467,086,807  0.15%   to   2.55%   0.69%    to   0.87%
    2013       206,357,011    22.741479  to     43.273468    1,628,087,321  0.15%   to   2.55%   0.19%    to   0.91%
    2012       260,386,444    16.773521  to     31.161179    1,449,743,721  0.15%   to   2.55%   1.45%    to   2.03%
    2011       331,206,737    14.540101  to     26.371763    1,524,850,509  0.15%   to   2.55%   0.53%    to   0.75%
    2010       432,865,916    16.748456  to     29.811396    2,157,817,381  0.15%   to   2.55%   0.51%    to   0.76%

HARTFORD DIVIDEND AND GROWTH HLS FUND
    2014       170,572,101     7.711883  to     21.477674      683,220,501  0.25%   to   2.55%   1.88%    to   1.92%
    2013       205,934,346     6.844185  to     19.504567      733,690,562  0.25%   to   2.55%   0.38%    to   2.24%
    2012       258,584,997     5.200999  to     15.166408      698,468,502  0.25%   to   2.55%   1.82%    to   2.09%
    2011       329,414,810     4.590095  to     13.696281      781,081,584  0.25%   to   2.55%   1.83%    to   2.01%
    2010       416,986,518     4.541745  to     13.796476      964,487,510  0.25%   to   2.55%   1.48%    to   1.98%

HARTFORD HEALTHCARE HLS FUND
    2014         8,717,914     5.936772  to     30.873490       43,932,151  0.25%   to   2.55%   0.04%    to   0.26%
    2013        10,269,066     4.671807  to     24.937357       41,176,682  0.25%   to   2.55%     --     to   0.53%
    2012        12,923,594     3.084440  to     16.919866       34,485,122  0.25%   to   2.50%   0.12%    to   0.39%
    2011        16,158,351     2.563448  to     14.417758       36,257,021  0.25%   to   2.50%     --     to   0.05%
    2010        20,911,424     2.367723  to     13.654187       43,679,064  0.25%   to   2.50%   0.03%    to   0.18%

HARTFORD GLOBAL GROWTH HLS FUND+
    2014        39,694,766     3.203830  to     21.346842       91,414,841  0.25%   to   2.55%   0.34%    to   0.46%
    2013        39,039,397     3.007662  to     20.545960       83,486,826  0.25%   to   2.55%     --     to   0.77%
    2012        51,657,517     2.212255  to     15.540082       79,561,876  0.25%   to   2.50%   0.25%    to   0.56%
    2011        66,182,312     1.797149  to     12.943305       83,010,806  0.25%   to   2.50%     --     to   0.04%
    2010        83,540,425     2.092177  to     15.450266      121,653,104  0.25%   to   2.50%   0.03%    to   0.28%

HARTFORD DISCIPLINED EQUITY HLS FUND
    2014        41,670,115     2.784441  to     23.764555       92,593,303  0.25%   to   2.50%   0.50%    to   0.73%
    2013        51,126,833     2.402636  to     21.029577       97,256,674  0.25%   to   2.50%   0.75%    to   1.72%
    2012        66,748,638     1.773440  to     16.047298       92,089,204  0.25%   to   2.55%   1.30%    to   1.57%
    2011        89,208,318     1.511537  to     13.909021      105,340,389  0.25%   to   2.50%   1.20%    to   1.22%
    2010       115,370,693     1.498044  to     14.134040      133,951,585  0.25%   to   2.50%   1.38%    to   1.73%

HARTFORD GROWTH OPPORTUNITIES HLS FUND+
    2014        44,635,102     3.169054  to     24.313439      127,506,902  0.25%   to   2.55%   0.02%    to   0.17%
    2013        33,504,355     2.783319  to     22.189472       84,274,998  0.25%   to   2.55%     --     to   0.01%
    2012        42,585,420     2.055557  to     16.768515       79,127,667  0.25%   to   2.55%     --     to     --
    2011        53,540,344     1.624412  to     13.476717       79,148,797  0.25%   to   2.50%     --     to     --
    2010        68,445,932     1.787043  to     15.201521      111,356,277  0.25%   to   2.50%   0.02%    to   0.02%


                     TOTAL RETURN
                    RATIO LOWEST TO
SUB-ACCOUNT           HIGHEST***
------------  -------------------------
HARTFORD BALANCED HLS FUND
    2014        7.03%    to     9.63%
    2013       18.14%    to    21.01%
    2012        9.20%    to    11.85%
    2011       (0.95)%   to     2.00%
    2010        9.04%    to    11.97%

HARTFORD TOTAL RETURN BOND HLS FUND
    2014        3.02%    to     5.73%
    2013       (4.13)%   to    (1.51)%
    2012        4.57%    to     7.38%
    2011        4.04%    to     6.83%
    2010        4.55%    to     7.35%

HARTFORD CAPITAL APPRECIATION HLS FUND
    2014        4.60%    to     7.15%
    2013       35.58%    to    38.87%
    2012       15.36%    to    18.16%
    2011      (13.85)%   to   (11.54)%
    2010       13.29%    to    16.33%

HARTFORD DIVIDEND AND GROWTH HLS FUND
    2014       10.12%    to    12.68%
    2013       28.60%    to    31.59%
    2012       10.73%    to    13.31%
    2011       (1.48)%   to     1.00%
    2010       10.09%    to    12.92%

HARTFORD HEALTHCARE HLS FUND
    2014       23.80%    to    27.08%
    2013       47.69%    to    51.46%
    2012       17.35%    to    20.32%
    2011        5.59%    to     8.27%
    2010        4.20%    to     6.84%

HARTFORD GLOBAL GROWTH HLS FUND+
    2014        3.90%    to     6.52%
    2013       32.48%    to    35.95%
    2012       20.06%    to    23.10%
    2011      (16.23)%   to   (14.10)%
    2010       11.15%    to    13.96%

HARTFORD DISCIPLINED EQUITY HLS FUND
    2014       13.01%    to    15.89%
    2013       32.13%    to    35.48%
    2012       14.66%    to    17.33%
    2011       (1.59)%   to     0.90%
    2010       10.96%    to    13.76%

HARTFORD GROWTH OPPORTUNITIES HLS FUND+
    2014       10.96%    to    13.86%
    2013       32.33%    to    35.40%
    2012       23.67%    to    26.54%
    2011      (11.35)%   to    (9.10)%
    2010       14.38%    to    17.27%


--------------------------------------------------------------------------------
                                    SA-92

---------------------------------------------------------------------------

                                                                                                       INVESTMENT
                                        UNIT                                      EXPENSE                INCOME
                                     FAIR VALUE                               RATIO LOWEST TO        RATIO LOWEST TO
SUB-ACCOUNT      UNITS #         LOWEST TO HIGHEST #         NET ASSETS          HIGHEST*               HIGHEST**
------------  ------------  -----------------------------  ---------------  -------------------  --------------------
HARTFORD HIGH YIELD HLS FUND
    2014        34,094,848  $  2.303596  to   $ 20.040308  $    78,188,552  0.80%   to   2.55%   7.38%    to   7.55%
    2013        42,335,317     2.597293  to     20.093255       95,403,790  0.25%   to   2.55%   0.79%    to   7.74%
    2012        57,473,872     2.446482  to     19.414004      121,751,909  0.25%   to   2.55%   8.58%    to   8.85%
    2011        68,062,562     2.145549  to     17.465364      127,226,267  0.25%   to   2.55%   8.17%    to   8.74%
    2010        87,951,297     2.054464  to     17.155398      157,790,830  0.25%   to   2.55%   0.68%    to   0.68%

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
    2014        93,429,334     4.144313  to     16.685282      216,937,211  0.15%   to   2.55%   1.96%    to   2.20%
    2013       111,338,122     4.317809  to     17.855902      269,383,602  0.15%   to   2.55%   1.83%    to   2.13%
    2012       139,938,612     3.557593  to     15.103260      276,679,761  0.15%   to   2.55%   1.60%    to   1.87%
    2011       179,841,046     2.964282  to     12.922294      294,853,437  0.15%   to   2.55%   0.05%    to   0.05%
    2010       223,888,156     3.450860  to     15.448155      427,082,036  0.15%   to   2.55%   0.77%    to   1.26%

HARTFORD SMALL/MID CAP EQUITY HLS FUND
    2014         1,262,000    16.971289  to     26.873052       20,892,009  0.80%   to   2.55%   1.28%    to   1.59%
    2013         1,639,134    16.258339  to     26.253881       25,838,575  0.80%   to   2.55%     --     to   1.36%
    2012         1,824,121    11.918226  to     19.686458       21,107,459  0.80%   to   2.50%   0.28%    to   0.62%
    2011         2,496,015    10.368228  to     17.463407       25,323,643  0.80%   to   2.50%     --     to     --
    2010         3,284,144    10.398463  to     10.571584       34,230,347  0.80%   to   2.30%   0.49%    to   0.67%

HARTFORD MIDCAP HLS FUND
    2014        23,194,199     9.084240  to     24.891435      169,943,855  0.25%   to   2.35%     --     to   0.10%
    2013        26,974,047     8.177076  to     22.938841      179,429,154  0.25%   to   2.35%   0.01%    to   0.13%
    2012        32,175,969     5.863032  to     16.839398      154,714,644  0.25%   to   2.35%   0.57%    to   0.84%
    2011        38,450,775     4.921014  to     14.470014      156,574,979  0.25%   to   2.35%   0.19%    to   0.68%
    2010        46,230,384     5.357417  to     16.130946      206,435,192  0.25%   to   2.35%   0.06%    to   0.25%

HARTFORD MIDCAP VALUE HLS FUND
    2014        41,353,283     3.319820  to     28.279521      116,895,360  0.25%   to   2.55%   0.68%    to   0.68%
    2013        48,702,978     3.075452  to     26.807485      128,470,601  0.25%   to   2.55%   0.98%    to   1.24%
    2012        58,797,850     2.288749  to     20.413988      116,362,266  0.25%   to   2.55%   0.90%    to   1.18%
    2011        71,833,903     1.836277  to     16.759168      115,420,468  0.25%   to   2.55%   0.01%    to   0.01%
    2010        92,918,633     2.013173  to     18.703612      165,192,705  0.25%   to   2.55%   0.16%    to   0.61%

HARTFORD ULTRASHORT BOND HLS FUND
    2014        57,715,886     3.988756  to      8.578740       88,126,047  0.15%   to   2.55%     --     to     --
    2013        79,151,064     3.990668  to      8.791539      121,294,430  0.15%   to   2.55%     --     to     --
    2012       102,291,951     3.996574  to      9.018619      156,530,238  0.15%   to   2.55%     --     to     --
    2011       136,776,976     4.002492  to      9.251565      208,961,675  0.15%   to   2.55%     --     to     --
    2010       166,865,072     4.008393  to      9.496584      254,209,775  0.15%   to   2.50%     --     to     --

HARTFORD SMALL COMPANY HLS FUND
    2014        28,308,641     5.267087  to     24.504167      100,026,821  0.25%   to   2.55%     --     to     --
    2013        34,169,068     4.931545  to     23.525408      112,459,420  0.25%   to   2.55%     --     to   0.06%
    2012        43,186,433     3.424249  to     16.762227       98,044,142  0.25%   to   2.55%     --     to     --
    2011        53,086,562     2.968555  to     14.906962      104,571,988  0.25%   to   2.55%     --     to     --
    2010        67,137,130     3.079503  to     15.867552      135,329,064  0.25%   to   2.55%     --     to     --

HARTFORD SMALLCAP GROWTH HLS FUND
    2014        25,000,819     3.037502  to     30.362382       70,005,871  0.25%   to   2.55%     --     to   0.07%
    2013        31,837,457     2.877227  to     29.882823       84,357,776  0.25%   to   2.55%   0.37%    to   0.40%
    2012        40,289,087     1.991050  to     21.159468       73,697,224  0.25%   to   2.55%     --     to     --
    2011        55,798,306     1.700254  to     18.375232       87,623,172  0.25%   to   2.50%     --     to     --
    2010        72,632,455     1.680612  to     18.622386      111,974,612  0.25%   to   2.50%     --     to     --


                     TOTAL RETURN
                    RATIO LOWEST TO
SUB-ACCOUNT           HIGHEST***
------------  -------------------------
HARTFORD HIGH YIELD HLS FUND
    2014       (0.26)%   to     1.76%
    2013        3.50%    to     6.16%
    2012       11.16%    to    14.03%
    2011        1.81%    to     4.43%
    2010       12.95%    to    15.86%

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
    2014       (6.56)%   to    (4.02)%
    2013       18.23%    to    21.37%
    2012       16.88%    to    20.02%
    2011      (16.35)%   to   (14.10)%
    2010       11.33%    to    14.31%

HARTFORD SMALL/MID CAP EQUITY HLS FUND
    2014        2.36%    to     4.39%
    2013       33.63%    to    36.42%
    2012       12.73%    to    14.95%
    2011       (3.80)%   to    (1.92)%
    2010       22.67%    to    24.83%

HARTFORD MIDCAP HLS FUND
    2014        8.51%    to    11.09%
    2013       36.22%    to    39.47%
    2012       16.37%    to    19.14%
    2011      (10.30)%   to    (8.15)%
    2010       20.29%    to    23.14%

HARTFORD MIDCAP VALUE HLS FUND
    2014        5.49%    to     7.95%
    2013       31.32%    to    34.37%
    2012       21.81%    to    24.64%
    2011      (11.09)%   to    (8.79)%
    2010       21.23%    to    24.36%

HARTFORD ULTRASHORT BOND HLS FUND
    2014       (2.42)%   to    (0.05)%
    2013       (2.52)%   to    (0.15)%
    2012       (2.52)%   to    (0.15)%
    2011       (2.52)%   to    (0.15)%
    2010        0.15%    to     2.47%

HARTFORD SMALL COMPANY HLS FUND
    2014        4.16%    to     6.80%
    2013       40.35%    to    44.02%
    2012       12.45%    to    15.35%
    2011       (6.05)%   to    (3.60)%
    2010       20.72%    to    23.82%

HARTFORD SMALLCAP GROWTH HLS FUND
    2014        2.92%    to     5.57%
    2013       41.23%    to    44.51%
    2012       14.44%    to    17.10%
    2011       (1.33)%   to     1.17%
    2010       32.85%    to    36.22%


--------------------------------------------------------------------------------
                                    SA-93

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


                                                                                                       INVESTMENT
                                        UNIT                                      EXPENSE                INCOME
                                     FAIR VALUE                               RATIO LOWEST TO        RATIO LOWEST TO
SUB-ACCOUNT      UNITS #         LOWEST TO HIGHEST #         NET ASSETS          HIGHEST*               HIGHEST**
------------  ------------  -----------------------------  ---------------  -------------------  --------------------
HARTFORD STOCK HLS FUND
    2014       103,072,077  $ 23.697685  to   $ 29.486700  $   555,423,299  0.15%   to   2.50%   1.61%    to   1.83%
    2013       124,166,831    21.882569  to     26.531164      596,911,162  0.15%   to   2.50%   1.87%    to   1.92%
    2012       156,557,773    17.147153  to     20.092090      548,666,998  0.15%   to   2.55%   2.05%    to   2.10%
    2011       201,067,824    15.283010  to     17.591760      590,668,733  0.15%   to   2.50%   1.33%    to   1.45%
    2010       255,732,724    15.883309  to     17.812973      730,992,320  0.15%   to   2.50%   1.19%    to   2.09%

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
    2014        94,801,346     9.992560  to     11.622614      115,577,320  0.15%   to   2.55%   1.61%    to   1.96%
    2013       112,401,348     9.991997  to     11.321412      135,461,174  0.15%   to   2.55%   2.05%    to   2.39%
    2012       147,597,598    10.456247  to     11.532398      183,118,500  0.15%   to   2.55%   2.57%    to   2.97%
    2011       180,716,732    10.369954  to     11.138062      218,686,357  0.15%   to   2.55%   2.37%    to   2.65%
    2010       227,243,250    10.168674  to     10.636278      266,608,919  0.15%   to   2.55%   4.35%    to   4.35%

HARTFORD VALUE HLS FUND
    2014        46,607,452     2.443602  to     21.257953       96,239,553  0.25%   to   2.55%   1.53%    to   1.56%
    2013        57,518,803     2.199698  to     19.581385      108,099,539  0.25%   to   2.55%   0.37%    to   1.71%
    2012        71,600,681     1.671361  to     15.224093      103,633,036  0.25%   to   2.55%   2.40%    to   3.10%
    2011        92,805,893     1.432253  to     13.349502      116,313,621  0.25%   to   2.55%   1.75%    to   1.76%
    2010       122,778,847     1.464480  to     13.909147      158,987,832  0.25%   to   2.50%   1.29%    to   1.92%

HUNTINGTON VA DIVIDEND CAPTURE FUND+
    2014         4,050,318     2.245462  to     21.909730        9,630,515  1.15%   to   2.40%   3.39%    to   4.32%
    2013         3,112,050     2.061925  to     20.371930        7,009,918  1.15%   to   2.40%   2.61%    to   3.10%
    2012         4,240,330     1.738670  to     17.394035        7,956,101  1.15%   to   2.40%   3.49%    to   3.92%
    2011         6,003,866     1.577853  to     15.983621        9,985,394  1.15%   to   2.40%   3.61%    to   3.67%
    2010         7,711,606     1.490689  to     13.878935       12,000,047  1.15%   to   2.20%   4.28%    to   4.36%

HUNTINGTON VA INTERNATIONAL EQUITY FUND
    2014           347,473     1.658711  to     15.568683          573,252  1.15%   to   2.40%   1.92%    to   2.08%
    2013           470,682     1.798136  to     17.089766          854,704  1.15%   to   2.40%   1.36%    to   1.47%
    2012           601,007     1.479935  to     14.242353          892,154  1.15%   to   2.40%   1.12%    to   1.24%
    2011         1,026,989     1.312791  to     12.792578        1,339,282  1.15%   to   2.40%   1.04%    to   1.21%
    2010         1,441,908     1.402347  to      1.501412        2,116,461  1.15%   to   2.20%   1.24%    to   1.24%

HUNTINGTON VA SITUS FUND+
    2014         2,430,387     2.189533  to     24.844951        5,107,641  1.15%   to   2.40%   0.12%    to   0.31%
    2013           696,720     2.261524  to     25.984712        1,556,758  1.15%   to   2.40%   0.28%    to   0.34%
    2012           939,319     1.734112  to     20.175038        1,592,365  1.15%   to   2.40%     --     to     --
    2011         1,343,334     1.430484  to     16.851724        1,880,626  1.15%   to   2.40%   0.02%    to   0.02%
    2010         1,775,956     1.363957  to      1.460334        2,520,794  1.15%   to   2.20%   0.42%    to   0.58%

BLACKROCK GLOBAL OPPORTUNITIES V.I. FUND
    2014             5,948     1.475365  to     17.340787           33,938  1.25%   to   2.20%   1.02%    to   1.17%
    2013             6,596     1.558655  to     18.494662           48,023  1.25%   to   2.20%   0.37%    to   0.50%
    2012            34,243     1.216142  to     14.568218           59,363  1.25%   to   2.20%   1.06%    to   1.12%
    2011            68,985     1.074414  to      1.297491           87,815  1.25%   to   1.80%   0.59%    to   1.12%
    2010            76,265     1.241823  to      1.507935          111,992  1.25%   to   1.80%   3.09%    to   3.15%

BLACKROCK LARGE CAP GROWTH V.I. FUND
    2014            30,363     1.557693  to      1.774843           53,094  1.25%   to   1.80%   0.56%    to   0.57%
    2013            30,433     1.381592  to      1.582869           47,421  1.25%   to   1.80%   0.31%    to   0.71%
    2012            72,228     1.044631  to      1.203418           86,310  1.25%   to   1.80%   1.09%    to   1.42%
    2011           171,693     0.918020  to      1.063394          170,015  1.25%   to   1.80%   0.11%    to   1.01%
    2010           125,964     0.907311  to      1.056789          125,692  1.25%   to   1.80%   1.10%    to   1.14%


                     TOTAL RETURN
                    RATIO LOWEST TO
SUB-ACCOUNT           HIGHEST***
------------  -------------------------
HARTFORD STOCK HLS FUND
    2014        8.29%    to    11.14%
    2013       28.67%    to    32.05%
    2012       11.51%    to    14.21%
    2011       (3.78)%   to    (1.24)%
    2010       11.69%    to    14.63%

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
    2014        0.01%    to     2.66%
    2013       (4.44)%   to    (1.83)%
    2012        0.83%    to     3.54%
    2011        1.98%    to     4.72%
    2010        0.93%    to     3.64%

HARTFORD VALUE HLS FUND
    2014        8.56%    to    11.09%
    2013       28.62%    to    31.61%
    2012       14.04%    to    16.69%
    2011       (4.43)%   to    (2.20)%
    2010       11.56%    to    14.38%

HUNTINGTON VA DIVIDEND CAPTURE FUND+
    2014        7.55%    to     8.90%
    2013       17.12%    to    18.59%
    2012        8.82%    to    10.19%
    2011        4.53%    to     5.85%
    2010       12.62%    to    13.81%

HUNTINGTON VA INTERNATIONAL EQUITY FUND
    2014       (8.90)%   to    (7.75)%
    2013       19.99%    to    21.50%
    2012       11.33%    to    12.73%
    2011      (13.65)%   to   (12.56)%
    2010        6.81%    to     7.93%

HUNTINGTON VA SITUS FUND+
    2014       (4.39)%   to    (3.18)%
    2013       28.80%    to    30.41%
    2012       19.72%    to    21.23%
    2011       (3.26)%   to    (2.04)%
    2010       26.79%    to    28.13%

BLACKROCK GLOBAL OPPORTUNITIES V.I. FUND
    2014       (6.24)%   to    (5.34)%
    2013       26.95%    to    28.16%
    2012       12.12%    to    13.19%
    2011      (13.96)%   to   (13.48)%
    2010        9.25%    to     9.85%

BLACKROCK LARGE CAP GROWTH V.I. FUND
    2014       12.13%    to    12.75%
    2013       31.53%    to    32.26%
    2012       13.17%    to    13.79%
    2011        0.63%    to     1.18%
    2010       13.43%    to    14.05%


--------------------------------------------------------------------------------
                                    SA-94

---------------------------------------------------------------------------

                                                                                                       INVESTMENT
                                        UNIT                                      EXPENSE                INCOME
                                     FAIR VALUE                               RATIO LOWEST TO        RATIO LOWEST TO
SUB-ACCOUNT      UNITS #         LOWEST TO HIGHEST #         NET ASSETS          HIGHEST*               HIGHEST**
------------  ------------  -----------------------------  ---------------  -------------------  --------------------
UIF U.S. REAL ESTATE PORTFOLIO
    2014            30,630  $ 15.703049  to   $ 15.703049  $       480,977  1.25%   to   1.25%   1.24%    to   1.24%
    2013            36,957    12.285318  to     12.285318          454,029  1.25%   to   1.25%   0.84%    to   0.84%
    2012            45,181    12.225565  to     12.225565          552,360  1.25%   to   1.25%   0.62%    to   0.62%
    2011            44,824    10.706707  to     10.706707          479,918  1.25%   to   1.25%   0.56%    to   0.56%
    2010            58,848    10.260478  to     10.260478          603,812  1.25%   to   1.25%   1.97%    to   1.97%

INVESCO V.I. EQUITY AND INCOME FUND
    2014            30,205    16.396635  to     16.396635          495,265  1.25%   to   1.25%   1.52%    to   1.52%
    2013            33,549    15.264633  to     15.264633          512,119  1.25%   to   1.25%   1.44%    to   1.44%
    2012            33,170    12.376498  to     12.376498          410,529  1.25%   to   1.25%   1.77%    to   1.77%
    2011            35,180    11.150757  to     11.150757          392,282  1.25%   to   1.25%   1.77%    to   1.77%
    2010            35,370    11.439720  to     11.439720          404,618  1.25%   to   1.25%   2.05%    to   2.05%

UIF MID CAP GROWTH PORTFOLIO
    2014            29,114    17.216246  to     17.216246          501,232  1.25%   to   1.25%     --     to     --
    2013            32,539    17.117780  to     17.117780          556,993  1.25%   to   1.25%   0.22%    to   0.22%
    2012            36,633    12.607167  to     12.607167          461,837  1.25%   to   1.25%     --     to     --
    2011            74,710    11.766695  to     11.766695          879,094  1.25%   to   1.25%   0.25%    to   0.25%
    2010            70,208    12.835637  to     12.835637          901,163  1.25%   to   1.25%     --     to     --

COLUMBIA VARIABLE PORTFOLIO -- MARSICO INTERNATIONAL OPPORTUNITIES FUND
    2014         3,547,829     2.176152  to     16.589279        7,332,656  1.25%   to   2.50%   0.03%    to   0.03%
    2013         4,233,320     2.321793  to     18.013642        9,338,322  1.25%   to   2.40%   0.41%    to   0.43%
    2012         5,441,670     1.952720  to     15.325265       10,122,780  1.25%   to   2.40%   0.94%    to   1.08%
    2011         6,909,284     1.681051  to     13.345665       11,024,175  1.25%   to   2.40%   0.79%    to   0.79%
    2010         8,797,050     2.030891  to     16.309610       16,937,420  1.25%   to   2.40%   0.66%    to   0.69%

COLUMBIA VARIABLE PORTFOLIO -- MARSICO FOCUSED EQUITIES FUND
    2014         7,784,735     2.860083  to     22.715030       21,756,908  1.25%   to   2.50%   0.50%    to   0.50%
    2013         9,168,284     1.597460  to      2.575325       23,030,718  1.25%   to   2.25%   0.43%    to   0.44%
    2012        11,245,188     1.888275  to     15.470623       20,911,159  1.25%   to   2.35%     --     to   0.36%
    2011        13,758,585     1.079942  to      1.706579       22,793,039  1.25%   to   2.25%   0.42%    to   0.43%
    2010        17,752,301     1.134097  to      1.774331       30,576,574  1.25%   to   2.25%   0.44%    to   0.44%

COLUMBIA VARIABLE PORTFOLIO -- ASSET ALLOCATION FUND
    2014         1,673,350     1.503008  to      1.693505        2,771,226  1.25%   to   2.15%   1.49%    to   2.45%
    2013         1,909,000     1.395476  to      1.558248        2,912,490  1.25%   to   2.15%   2.38%    to   2.43%
    2012         2,354,861     1.206558  to      1.335237        3,080,384  1.25%   to   2.15%   2.15%    to   2.28%
    2011         2,737,227     1.090673  to      1.196179        3,216,565  1.25%   to   2.15%   2.58%    to   2.63%
    2010         3,347,965     1.123909  to      1.221589        4,007,006  1.25%   to   2.15%   2.63%    to   3.07%

COLUMBIA VARIABLE PORTFOLIO -- MARSICO GROWTH FUND
    2014         5,232,054     2.740165  to     21.750726       13,856,929  1.25%   to   2.50%   0.21%    to   0.22%
    2013         6,600,912     2.535712  to     20.484947       16,062,389  1.25%   to   2.40%   0.23%    to   0.24%
    2012         8,187,617     1.892900  to     15.468473       15,069,644  1.25%   to   2.40%   0.68%    to   0.81%
    2011        10,834,808     1.707725  to     14.116639       17,667,644  1.25%   to   2.40%   0.30%    to   0.30%
    2010        13,647,825     1.776096  to     14.851559       22,974,186  1.25%   to   2.40%   0.05%    to   0.12%

COLUMBIA VARIABLE PORTFOLIO -- MARSICO 21ST CENTURY FUND
    2014         2,019,373     1.683564  to     20.274238        3,323,443  1.25%   to   2.50%     --     to     --
    2013         2,315,752     1.563100  to      2.018970        3,561,622  1.25%   to   2.25%   0.43%    to   0.44%
    2012         2,966,094     1.111214  to      1.449693        3,281,901  1.25%   to   2.25%     --     to     --
    2011         3,896,200     1.010204  to      1.331140        3,916,959  1.25%   to   2.25%     --     to     --
    2010         4,756,868     1.161491  to      1.545873        5,520,303  1.25%   to   2.25%     --     to     --


                     TOTAL RETURN
                    RATIO LOWEST TO
SUB-ACCOUNT           HIGHEST***
------------  -------------------------
UIF U.S. REAL ESTATE PORTFOLIO
    2014       27.82%    to    27.82%
    2013        0.49%    to     0.49%
    2012       14.19%    to    14.19%
    2011        4.35%    to     4.35%
    2010       27.92%    to    27.92%

INVESCO V.I. EQUITY AND INCOME FUND
    2014        7.42%    to     7.42%
    2013       23.34%    to    23.34%
    2012       10.99%    to    10.99%
    2011       (2.53)%   to    (2.53)%
    2010       10.64%    to    10.64%

UIF MID CAP GROWTH PORTFOLIO
    2014        0.58%    to     0.58%
    2013       35.78%    to    35.78%
    2012        7.14%    to     7.14%
    2011       (8.33)%   to    (8.33)%
    2010       30.63%    to    30.63%

COLUMBIA VARIABLE PORTFOLIO -- MARSICO INTERNATIONAL OPPORTUNITIES FUND
    2014       (7.44)%   to    (6.27)%
    2013       17.54%    to    18.90%
    2012       14.83%    to    16.16%
    2011      (18.17)%   to   (17.23)%
    2010       11.03%    to    12.32%

COLUMBIA VARIABLE PORTFOLIO -- MARSICO FOCUSED EQUITIES FUND
    2014        9.68%    to    11.06%
    2013       35.03%    to    36.39%
    2012        9.44%    to    10.65%
    2011       (4.78)%   to    (3.82)%
    2010       16.08%    to    17.25%

COLUMBIA VARIABLE PORTFOLIO -- ASSET ALLOCATION FUND
    2014        7.71%    to     8.68%
    2013       15.66%    to    16.70%
    2012       10.63%    to    11.63%
    2011       (2.96)%   to    (2.08)%
    2010       11.02%    to    12.02%

COLUMBIA VARIABLE PORTFOLIO -- MARSICO GROWTH FUND
    2014        6.72%    to     8.06%
    2013       32.43%    to    33.96%
    2012        9.58%    to    10.84%
    2011       (4.95)%   to    (3.85)%
    2010       18.67%    to    20.04%

COLUMBIA VARIABLE PORTFOLIO -- MARSICO 21ST CENTURY FUND
    2014        6.37%    to     7.71%
    2013       39.27%    to    40.67%
    2012        8.91%    to    10.00%
    2011      (13.89)%   to   (13.03)%
    2010       14.80%    to    15.95%


--------------------------------------------------------------------------------
                                    SA-95

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


                                                                                                       INVESTMENT
                                        UNIT                                      EXPENSE                INCOME
                                     FAIR VALUE                               RATIO LOWEST TO        RATIO LOWEST TO
SUB-ACCOUNT      UNITS #         LOWEST TO HIGHEST #         NET ASSETS          HIGHEST*               HIGHEST**
------------  ------------  -----------------------------  ---------------  -------------------  --------------------
COLUMBIA VARIABLE PORTFOLIO -- DIVIDEND OPPORTUNITY FUND
    2014           599,157  $ 12.674661  to   $ 13.269215  $     7,856,821  1.25%   to   2.50%     --     to     --
    2013           776,615    11.837228  to     12.206023        9,382,552  1.25%   to   2.40%     --     to     --
    2012           922,445     9.560641  to      9.745925        8,936,226  1.25%   to   2.40%     --     to     --
    2011         1,137,097     8.582358  to      8.648685        9,810,825  1.25%   to   2.40%     --     to     --

COLUMBIA VARIABLE PORTFOLIO -- INCOME OPPORTUNITIES FUND
    2014           525,710    10.278689  to     10.491337        5,480,357  1.25%   to   2.40%     --     to     --
    2013           630,751    10.121603  to     10.212888        6,422,465  1.25%   to   2.40%   6.08%    to   6.50%

COLUMBIA VARIABLE PORTFOLIO -- MID CAP GROWTH OPPORTUNITY FUND
    2014           514,802    12.560806  to     12.843546        6,563,943  1.25%   to   2.50%     --     to     --
    2013           655,018    11.999138  to     12.107309        7,903,833  1.25%   to   2.40%     --     to     --

OPPENHEIMER GLOBAL FUND/VA
    2014            59,824    14.334809  to     14.334809          857,566  1.25%   to   1.25%   0.84%    to   0.84%
    2013            64,174    14.222748  to     14.222748          912,736  1.25%   to   1.25%   1.12%    to   1.12%
    2012            57,702    11.340551  to     11.340551          654,378  1.25%   to   1.25%   2.02%    to   2.02%
    2011            64,682     9.494036  to      9.494036          614,093  1.25%   to   1.25%   1.08%    to   1.08%
    2010            79,672    10.509576  to     10.509576          837,319  1.25%   to   1.25%   1.20%    to   1.20%

PUTNAM VT SMALL CAP VALUE FUND
    2014            24,811    13.561392  to     13.561392          336,469  1.25%   to   1.25%   0.49%    to   0.49%
    2013            34,092    13.276071  to     13.276071          452,607  1.25%   to   1.25%   0.77%    to   0.77%
    2012            25,529     9.629143  to      9.629143          245,827  1.25%   to   1.25%   0.53%    to   0.53%
    2011            38,543     8.298939  to      8.298939          319,866  1.25%   to   1.25%   0.51%    to   0.51%
    2010            42,163     8.820300  to      8.820300          371,887  1.25%   to   1.25%   0.28%    to   0.28%

PIMCO VIT REAL RETURN PORTFOLIO
    2014            70,528    13.897485  to     13.897485          980,153  1.25%   to   1.25%   1.43%    to   1.43%
    2013            87,365    13.649217  to     13.649217        1,192,462  1.25%   to   1.25%   1.39%    to   1.39%
    2012           131,658    15.224338  to     15.224338        2,004,403  1.25%   to   1.25%   1.09%    to   1.09%
    2011           128,535    14.173838  to     14.173838        1,821,844  1.25%   to   1.25%   2.11%    to   2.11%
    2010           143,115    12.851145  to     12.851145        1,839,193  1.25%   to   1.25%   1.42%    to   1.42%

PIONEER FUND VCT PORTFOLIO
    2014         7,631,990     1.479781  to      1.646007       12,149,472  1.15%   to   2.30%   0.77%    to   0.92%
    2013         9,834,682     1.366869  to      1.503025       14,356,258  1.15%   to   2.30%   1.01%    to   1.03%
    2012        13,226,017     1.051745  to      1.143296       14,731,659  1.15%   to   2.30%   1.25%    to   1.27%
    2011        17,394,786     0.978817  to      1.051851       17,866,501  1.15%   to   2.30%   1.11%    to   1.24%
    2010        21,485,887     1.049341  to      1.114727       23,467,594  1.15%   to   2.30%   1.11%    to   1.11%

PIONEER MID CAP VALUE VCT PORTFOLIO
    2014            16,930    15.851783  to     15.851783          268,377  1.25%   to   1.25%   0.66%    to   0.66%
    2013            16,317    13.981972  to     13.981972          228,143  1.25%   to   1.25%   0.77%    to   0.77%
    2012            15,639    10.664780  to     10.664780          166,792  1.25%   to   1.25%   0.87%    to   0.87%
    2011            20,243     9.744016  to      9.744016          197,248  1.25%   to   1.25%   0.62%    to   0.62%
    2010            27,998    10.478749  to     10.478749          293,387  1.25%   to   1.25%   0.89%    to   0.89%

JENNISON 20/20 FOCUS PORTFOLIO
    2014            50,306     2.005053  to      2.120395          101,813  1.25%   to   1.80%     --     to     --
    2013            71,904     1.913229  to      2.012183          140,340  1.25%   to   1.80%     --     to     --
    2012           149,419     1.505915  to      1.575130          231,650  1.25%   to   1.80%     --     to     --
    2011           215,097     1.386114  to      1.441875          305,073  1.25%   to   1.80%     --     to     --
    2010           284,997     1.477902  to      1.528914          429,862  1.25%   to   1.80%     --     to     --


                     TOTAL RETURN
                    RATIO LOWEST TO
SUB-ACCOUNT           HIGHEST***
------------  -------------------------
COLUMBIA VARIABLE PORTFOLIO -- DIVIDEND OPPORTUNITY FUND
    2014        7.36%    to     8.71%
    2013       23.81%    to    25.24%
    2012       11.40%    to    12.69%
    2011      (14.18)%   to   (13.51)%

COLUMBIA VARIABLE PORTFOLIO -- INCOME OPPORTUNITIES FUND
    2014        1.55%    to     2.73%
    2013        1.22%    to     2.13%

COLUMBIA VARIABLE PORTFOLIO -- MID CAP GROWTH OPPORTUNITY FUND
    2014        4.76%    to     6.08%
    2013       19.99%    to    21.07%

OPPENHEIMER GLOBAL FUND/VA
    2014        0.79%    to     0.79%
    2013       25.41%    to    25.41%
    2012       19.45%    to    19.45%
    2011       (9.66)%   to    (9.66)%
    2010       14.27%    to    14.27%

PUTNAM VT SMALL CAP VALUE FUND
    2014        2.15%    to     2.15%
    2013       37.87%    to    37.87%
    2012       16.03%    to    16.03%
    2011       (5.91)%   to    (5.91)%
    2010       24.42%    to    24.42%

PIMCO VIT REAL RETURN PORTFOLIO
    2014        1.82%    to     1.82%
    2013      (10.35)%   to   (10.35)%
    2012        7.41%    to     7.41%
    2011       10.29%    to    10.29%
    2010        6.78%    to     6.78%

PIONEER FUND VCT PORTFOLIO
    2014        8.26%    to     9.51%
    2013       29.96%    to    31.46%
    2012        7.45%    to     8.69%
    2011       (6.72)%   to    (5.64)%
    2010       13.10%    to    14.40%

PIONEER MID CAP VALUE VCT PORTFOLIO
    2014       13.37%    to    13.37%
    2013       31.10%    to    31.10%
    2012        9.45%    to     9.45%
    2011       (7.01)%   to    (7.01)%
    2010       16.43%    to    16.43%

JENNISON 20/20 FOCUS PORTFOLIO
    2014        4.80%    to     5.38%
    2013       27.05%    to    27.75%
    2012        8.64%    to     9.24%
    2011       (6.21)%   to    (5.69)%
    2010        5.45%    to     6.03%


--------------------------------------------------------------------------------
                                    SA-96

---------------------------------------------------------------------------

                                                                                                       INVESTMENT
                                        UNIT                                      EXPENSE                INCOME
                                     FAIR VALUE                               RATIO LOWEST TO        RATIO LOWEST TO
SUB-ACCOUNT      UNITS #         LOWEST TO HIGHEST #         NET ASSETS          HIGHEST*               HIGHEST**
------------  ------------  -----------------------------  ---------------  -------------------  --------------------
JENNISON PORTFOLIO
    2014           538,670  $  1.159140  to   $  1.532315  $       629,661  1.25%   to   1.80%     --     to     --
    2013           544,553     1.071091  to      1.423730          590,046  1.25%   to   1.80%     --     to     --
    2012         1,375,040     0.791008  to      1.057224        1,084,910  1.25%   to   1.80%     --     to     --
    2011         1,445,167     0.692103  to      0.930130        1,006,112  1.25%   to   1.80%     --     to     --
    2010         1,653,119     0.701417  to      0.947846        1,166,602  1.25%   to   1.80%   0.02%    to   0.02%

PRUDENTIAL VALUE PORTFOLIO
    2014           163,418     1.887733  to     22.550970          444,210  1.25%   to   2.20%     --     to     --
    2013           256,894     1.602147  to      1.743090          426,734  1.25%   to   1.95%     --     to     --
    2012           346,583     1.232676  to      1.331782          442,775  1.25%   to   1.95%   0.55%    to   0.55%
    2011           535,472     1.101274  to      1.181513          610,304  1.25%   to   1.95%   0.52%    to   0.52%
    2010           582,375     1.193215  to      1.271226          716,649  1.25%   to   1.95%   0.33%    to   0.33%

PRUDENTIAL SERIES SP INTERNATIONAL GROWTH PORTFOLIO
    2014            53,664     1.049997  to      1.150396           59,477  1.25%   to   1.95%     --     to     --
    2013            63,185     1.140465  to      1.240799           75,825  1.25%   to   1.95%     --     to     --
    2012            82,656     0.981260  to      1.060146           85,000  1.25%   to   1.95%     --     to     --
    2011           119,313     0.821071  to      0.880903          102,187  1.25%   to   1.95%   0.44%    to   0.45%
    2010           138,574     0.988689  to      1.053318          141,625  1.25%   to   1.95%   1.11%    to   1.18%

ROYCE SMALL-CAP PORTFOLIO
    2014            42,167    16.462914  to     16.462914          694,187  1.25%   to   1.25%   0.09%    to   0.09%
    2013            68,682    16.146969  to     16.146969        1,109,006  1.25%   to   1.25%   1.05%    to   1.05%
    2012            79,261    12.133238  to     12.133238          961,691  1.25%   to   1.25%   0.10%    to   0.10%
    2011           112,783    10.920746  to     10.920746        1,231,677  1.25%   to   1.25%   0.32%    to   0.32%
    2010           128,099    11.433593  to     11.433593        1,464,636  1.25%   to   1.25%   0.13%    to   0.13%

LEGG MASON CLEARBRIDGE APPRECIATION FUND
    2014             9,563    25.217570  to     25.217570          241,151  1.00%   to   1.00%   0.91%    to   0.91%
    2013             9,564    23.002067  to     23.002067          219,989  1.00%   to   1.00%   1.01%    to   1.01%
    2012             9,565    17.970774  to     17.970774          171,894  1.00%   to   1.00%   1.38%    to   1.38%
    2011             9,567    15.718498  to     15.718498          150,373  1.00%   to   1.00%   1.30%    to   1.30%
    2010             9,568    15.544199  to     15.544199          148,729  1.00%   to   1.00%   1.51%    to   1.51%

VICTORY VARIABLE INSURANCE DIVERSIFIED STOCK FUND
    2014            29,865    17.163150  to     20.372631          503,663  1.25%   to   2.00%   0.87%    to   0.90%
    2013            35,191    15.770465  to     18.860398          542,829  1.25%   to   2.00%   0.62%    to   0.62%
    2012            44,632    11.923243  to     14.366565          520,407  1.25%   to   2.00%   0.91%    to   0.97%
    2011            58,078     9.853555  to     10.382932          584,927  1.25%   to   1.75%   0.64%    to   0.69%
    2010            78,480    10.007586  to     10.642307          863,545  1.25%   to   1.90%   0.83%    to   0.84%

INVESCO V.I. COMSTOCK FUND
    2014            14,410    16.314960  to     16.314960          235,099  1.25%   to   1.25%   1.16%    to   1.16%
    2013            15,737    15.142159  to     15.142159          238,299  1.25%   to   1.25%   1.54%    to   1.54%
    2012            13,350    11.302669  to     11.302669          150,885  1.25%   to   1.25%   1.52%    to   1.52%
    2011            13,881     9.623546  to      9.623546          133,585  1.25%   to   1.25%   1.34%    to   1.34%
    2010            16,165     9.954431  to      9.954431          160,916  1.25%   to   1.25%   0.14%    to   0.14%

INVESCO V.I. AMERICAN FRANCHISE FUND
    2014            82,994    14.270517  to     14.639201        1,210,863  1.25%   to   2.15%   0.04%    to   0.04%
    2013            99,800    13.445810  to     13.669622        1,361,018  1.25%   to   2.15%   0.44%    to   0.45%
    2012           162,164     9.786561  to      9.876982        1,597,939  1.25%   to   2.35%     --     to     --


                     TOTAL RETURN
                    RATIO LOWEST TO
SUB-ACCOUNT           HIGHEST***
------------  -------------------------
JENNISON PORTFOLIO
    2014        7.63%    to     8.22%
    2013       34.67%    to    35.41%
    2012       13.66%    to    14.29%
    2011       (1.87)%   to    (1.33)%
    2010        9.46%    to    10.06%

PRUDENTIAL VALUE PORTFOLIO
    2014        7.27%    to     8.30%
    2013       29.97%    to    30.88%
    2012       11.93%    to    12.72%
    2011       (7.71)%   to    (7.06)%
    2010       11.20%    to    11.98%

PRUDENTIAL SERIES SP INTERNATIONAL GROWTH PORTFOLIO
    2014       (7.93)%   to    (7.29)%
    2013       16.22%    to    17.04%
    2012       19.51%    to    20.35%
    2011      (16.95)%   to   (16.37)%
    2010       11.61%    to    12.40%

ROYCE SMALL-CAP PORTFOLIO
    2014        1.96%    to     1.96%
    2013       33.08%    to    33.08%
    2012       11.10%    to    11.10%
    2011       (4.49)%   to    (4.49)%
    2010       19.03%    to    19.03%

LEGG MASON CLEARBRIDGE APPRECIATION FUND
    2014        9.63%    to     9.63%
    2013       28.00%    to    28.00%
    2012       14.33%    to    14.33%
    2011        1.12%    to     1.12%
    2010       11.36%    to    11.36%

VICTORY VARIABLE INSURANCE DIVERSIFIED STOCK FUND
    2014        8.02%    to     8.83%
    2013       31.28%    to    32.27%
    2012       13.98%    to    14.84%
    2011       (8.44)%   to    (7.98)%
    2010       10.23%    to    10.95%

INVESCO V.I. COMSTOCK FUND
    2014        7.75%    to     7.75%
    2013       33.97%    to    33.97%
    2012       17.45%    to    17.45%
    2011       (3.32)%   to    (3.32)%
    2010       14.26%    to    14.26%

INVESCO V.I. AMERICAN FRANCHISE FUND
    2014        6.13%    to     7.09%
    2013       37.16%    to    38.40%
    2012       (2.13)%   to    (1.23)%


--------------------------------------------------------------------------------
                                    SA-97

SEPARATE ACCOUNT TWO


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)
--------------------------------------------------------------------------------


                                                                                                       INVESTMENT
                                        UNIT                                      EXPENSE                INCOME
                                     FAIR VALUE                               RATIO LOWEST TO        RATIO LOWEST TO
SUB-ACCOUNT      UNITS #         LOWEST TO HIGHEST #         NET ASSETS          HIGHEST*               HIGHEST**
------------  ------------  -----------------------------  ---------------  -------------------  --------------------
WELLS FARGO ADVANTAGE VT INDEX ASSET ALLOCATION FUND
    2014             7,287  $  1.874650  to   $  1.874650  $        13,660  1.90%   to   1.90%   1.53%    to   1.53%
    2013             7,287     1.618343  to      1.618343           11,792  1.90%   to   1.90%   1.65%    to   1.65%
    2012             7,291     1.378700  to      1.378700           10,053  1.90%   to   1.90%   1.42%    to   1.42%
    2011           192,654     1.243111  to      1.272404          244,183  1.65%   to   1.90%   3.14%    to   3.15%
    2010           192,776     1.189793  to      1.214792          233,368  1.65%   to   1.90%   1.71%    to   1.75%

WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND
    2014             7,369     1.533817  to      1.581679           11,382  1.65%   to   1.90%   1.36%    to   1.36%
    2013             7,304     1.480466  to      1.522846           10,881  1.65%   to   1.90%   1.18%    to   1.25%
    2012            19,738     1.546485  to      1.586793           30,577  1.65%   to   1.90%   1.44%    to   1.49%
    2011            35,697     1.485466  to      1.520377           53,069  1.65%   to   1.90%   2.73%    to   2.87%
    2010            63,028     1.397635  to      1.426914           88,582  1.65%   to   1.90%   3.38%    to   3.38%

WELLS FARGO ADVANTAGE VT INTRINSIC VALUE FUND
    2014             1,342     1.770800  to      1.770800            2,378  1.65%   to   1.65%   0.76%    to   0.76%
    2013             1,405     1.631978  to      1.631978            2,293  1.65%   to   1.65%   1.03%    to   1.03%
    2012            35,864     1.240846  to      1.273268           44,551  1.65%   to   1.90%   1.35%    to   1.36%
    2011            37,484     1.058539  to      1.083489           39,719  1.65%   to   1.90%   0.35%    to   0.73%
    2010            92,939     1.102598  to      1.125767          102,950  1.65%   to   1.90%   0.86%    to   0.87%

WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY FUND
    2014         4,181,779     1.886318  to     14.197051        5,996,920  1.15%   to   2.45%   2.74%    to   2.99%
    2013         4,979,196     2.014936  to     15.363555        7,651,102  1.15%   to   2.45%   2.44%    to   2.48%
    2012         6,357,767    11.788898  to     13.127174        8,133,848  1.15%   to   2.45%   1.68%    to   1.68%
    2011         7,946,179    10.508483  to     11.833521        8,816,486  1.15%   to   2.45%   0.62%    to   0.62%
    2010        19,516,356     0.987492  to      1.753967       25,252,556  0.47%   to   0.86%     --     to     --

WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND
    2014           180,041    17.622403  to     18.713842        3,210,246  1.15%   to   2.50%     --     to     --
    2013           223,149    18.376160  to     19.252544        4,121,870  1.15%   to   2.50%     --     to     --
    2012           255,212    12.513990  to     12.935392        3,156,776  1.15%   to   2.50%     --     to     --
    2011           312,406    11.867818  to     12.103026        3,640,595  1.15%   to   2.50%     --     to     --
    2010           828,696     1.750561  to     12.720756       10,218,590  1.15%   to   2.50%     --     to     --

WELLS FARGO ADVANTAGE VT SMALL CAP VALUE FUND
    2014           320,164    14.053851  to     14.924536        4,672,036  1.15%   to   2.50%     --     to   0.59%
    2013           373,443    13.795343  to     14.428683        5,296,213  1.15%   to   2.45%   0.97%    to   0.99%
    2012           485,029    12.290051  to     12.688341        6,080,729  1.15%   to   2.45%   1.13%    to   1.15%
    2011           693,097    11.015731  to     11.225910        7,725,988  1.15%   to   2.45%   0.88%    to   0.89%
    2010         1,917,504    12.157026  to     12.217855       23,376,378  1.15%   to   2.25%     --     to     --

WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND
    2014           282,511    16.269011  to     17.019429        4,771,819  1.15%   to   2.50%   0.29%    to   0.44%
    2013           323,860    15.068193  to     15.551922        5,005,193  1.15%   to   2.50%   0.44%    to   0.53%
    2012           376,503    11.793976  to     12.009593        4,505,827  1.15%   to   2.50%   0.57%    to   0.59%
    2011           466,652    10.442168  to     10.490576        4,891,044  1.15%   to   2.50%     --     to     --

HIMCO VIT INDEX FUND+
    2014        32,745,183    10.950530  to     21.973575      176,285,902  0.15%   to   2.50%     --     to     --


                     TOTAL RETURN
                    RATIO LOWEST TO
SUB-ACCOUNT           HIGHEST***
------------  -------------------------
WELLS FARGO ADVANTAGE VT INDEX ASSET ALLOCATION FUND
    2014       15.84%    to    15.84%
    2013       17.38%    to    17.38%
    2012       10.91%    to    10.91%
    2011        4.48%    to     4.74%
    2010       11.16%    to    11.44%

WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND
    2014        3.60%    to     3.86%
    2013       (4.27)%   to    (4.03)%
    2012        4.11%    to     4.37%
    2011        6.28%    to     6.55%
    2010        5.04%    to     5.30%

WELLS FARGO ADVANTAGE VT INTRINSIC VALUE FUND
    2014        8.51%    to     8.51%
    2013       28.17%    to    28.17%
    2012       17.22%    to    17.52%
    2011       (4.00)%   to    (3.76)%
    2010       11.68%    to    11.96%

WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY FUND
    2014       (7.59)%   to    (6.38)%
    2013       17.04%    to    18.57%
    2012       10.93%    to    12.18%
    2011      (14.90)%   to   (13.79)%
    2010       13.48%    to    14.00%

WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND
    2014       (4.10)%   to    (2.80)%
    2013       46.84%    to    48.84%
    2012        5.44%    to     6.88%
    2011       (6.71)%   to    (5.44)%
    2010       25.32%    to    27.21%

WELLS FARGO ADVANTAGE VT SMALL CAP VALUE FUND
    2014        2.05%    to     3.44%
    2013       12.25%    to    13.72%
    2012       11.57%    to    13.03%
    2011       (9.31)%   to    (8.12)%
    2010       21.57%    to    22.18%

WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND
    2014        7.97%    to     9.44%
    2013       27.76%    to    29.50%
    2012       12.95%    to    14.48%
    2011        4.42%    to     4.91%

HIMCO VIT INDEX FUND+
    2014        4.09%    to     9.51%


    * This represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.
   ** These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund's manager, divided by the average net assets. These ratios exclude those


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                                    SA-98

---------------------------------------------------------------------------
expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.
  *** This represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
    # Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.
    + See Note 1 for additional information related to this Sub-Account.


RIDERS:

     The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account Value) for various rider charges:

     -  Optional Death Benefit Charge maximum of 0.15%
     -  Earnings Protection Benefit Charge maximum of 0.20%
     -  Principal First Charge maximum of 0.75%
     -  Principal First Preferred Charge maximum of 0.20%
     -  MAV/EPB Death Benefit Charge maximum of 0.30%
     -  MAV 70 Death Benefit Charge maximum of 0.20%
     These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners' accounts as specified in the product prospectus.

7.   SUBSEQUENT EVENTS:

     Management has evaluated events subsequent to December 31, 2014 and through the financial statement issuance date of April 20, 2015, noting there are no subsequent events requiring adjustment or disclosure in the financial statements.



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                                    SA-99